UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21410

The Weitz Funds

(Exact name of registrant as specified in charter)

1125 South 103 Street, Suite 200 Omaha, NE 68124-1071

(Address of principal executive offices) (Zip code)

Weitz Investment Management, Inc., 1125 South 103 Street, Suite 200, Suite. 200, Omaha, NE 68124-1071

(Name and address of agent for service)

Registrant’s telephone number, including area code: (402) 391-1980

Date of fiscal year end: March 31

Date of reporting period: September 30, 2022

Item 1. Reports to Stockholders.

Weitz | INVESTMENT MANAGEMENT

SEMI-ANNUAL REPORT

September 30, 2022

EQUITY
Weitz Hickory Fund
Weitz Partners III Opportunity Fund
Weitz Partners Value Fund
Weitz Value Fund

ALLOCATION
Weitz Balanced Fund

FIXED INCOME
Weitz Core Plus Income Fund
Weitz Nebraska Tax-Free Income Fund
Weitz Short Duration Income Fund
Weitz Ultra Short Government Fund

2 2022 Semi-Annual Report

THE WEITZ PHILOSOPHY

Finding quality at a discount

There are no shortcuts in value investing. At Weitz, we dig for opportunities using a robust quality scoring process. We analyze hundreds of ideas to find strong, well-managed but undervalued companies that offer reasonable risk-adjusted returns. It’s simple – but it’s not easy. We do the due diligence, analyze, ask tough questions and push for answers. We wait for the right opportunities. Then, and only then, do we invest your money.

Fundamental Research-Driven Process

Our research-driven investment approach means deeply understanding our investable universe so we can capitalize on opportunities that arise out of market inefficiencies. Each of our analysts focuses on finding opportunities in specific industries, ensuring deep, ongoing research within their own areas of expertise. We also encourage a generalist mentality where all investment team members vet new ideas. All investment decisions are backed by thorough analysis, logical strategies, extensive debate and our team’s commitment to long-term growth.

Bottom-Up Focus

Our focus is on finding well-run companies with strong fundamentals and outstanding long-term prospects. Valuation is our North Star. When a security is selling at a significant discount to its intrinsic value, that’s when we buy. And when it’s not selling at a discount, we have the discipline and patience to wait for the price to come our way.

High-Conviction Investing

We believe there are a limited number of great investment ideas and that intrinsic value doesn’t change with the daily ebbs and flows of the market. Our high-conviction approach means we know what we own inside and out, allowing our funds to be highly concentrated.

Today we are responsible for approximately $3 billion in investments for our shareholders – individuals, corporations, pension plans, foundations and endowments. And our commitment remains the same: to put your goals first. Always. We do so through our expertise, our flexibility, and our drive to uncover investments that can help you preserve and grow wealth.

We’re right beside you

Weitz employees have a strong commitment of investing their own assets in our mutual funds. By aligning our goals with yours, you can have confidence that we’re treating your money as if it were our own.

2022 Semi-Annual Report 3

TABLE OF CONTENTS

Value Matters	4
Fixed Income Insights	6
Performance Summary	10
Balanced Fund	11
Core Plus Income Fund	13
Hickory Fund	16
Nebraska Tax-Free Income Fund	18
Partners III Opportunity Fund	21
Partners Value Fund	23
Short Duration Income Fund	25
Ultra Short Government Fund	28
Value Fund	30
Schedule of Investments	32
Financial Statements	56
Notes to Financial Statements	64
Actual and Hypothetical Expenses for Comparison Purposes	72
Other Information	73
Index Descriptions	81
Glossary of Terms	82

Beginning 2021, paper copies of the Fund’s shareholder reports are no longer sent by mail unless specifically requested. Reports will be made available at weitzinvestments. com and you will be notified by mail each time a report is posted. You will continue to receive other Fund regulatory documents (such as prospectuses or supplements) in paper unless you have elected to receive all Fund documents electronically.

If you would like to receive the Fund’s future shareholder reports in paper free of charge, you may make that request (1) by contacting your financial intermediary; or (2) if you invest directly with the Fund, by calling 888-859-0698.

The management of Weitz Funds has chosen paper for the 88 page report from a paper manufacturer certified under the Sustainable Forestry Initiative ® standard.

Portfolio composition is subject to change at any time and references to specific securities, industries, and sectors referenced in this report are not recommendations to purchase or sell any particular security. Current and future portfolio holdings are subject to risk. See the Schedules of Investments included in this report for the percent of assets in each of the Funds invested in particular industries or sectors.

4 2022 Semi-Annual Report

VALUE MATTERS: Don’t Wait for the Robins

September 30, 2022

Dear Clients and Fellow Shareholders,

The Fed’s campaign against inflation continues. U.S. Treasury yields in the area of 4% are dramatically higher than any we have seen in recent years. Mid-single-digit interest costs are moderate by historical standards and should pose no major issues for individuals and companies over the next few years, but the “sticker shock” of 7% mortgage rates and the squeeze on borrowers who must refinance at higher rates is real.

The economy is slowing, with housing being the most visible example. Many companies’ earnings have held up fairly well so far, but with each earnings report, managements are issuing very cautious/negative “guidance” about business prospects for the next few quarters.

Investors tend to obsess over near-term prospects – the next data point, the trend and even the “rate of change” within the trend. The financial media fan their fears because, as with weather reports, raising anxiety levels is good for business. This leads to active trading and volatility in stock and bond markets.

So, fear is driving markets these days. The third quarter began with a strong rally off the June lows but resumed its slide in mid-August and ended the quarter at new lows for the year. The S&P 500 was down nearly 25% as of September 30, and gloom was very thick.

How serious is this for investors?

The Fed is getting what it wanted. Fed Chair Jay Powell seems to have channeled his inner Paul Volcker (the former Fed Chair who raised rates to a peak of 20% to combat rampant inflation in the early 1980s), so we would not expect Powell to relent any time soon. Interest rates are expected to rise further, and the money supply, which has already contracted considerably, is likely to shrink further. These credit tightening moves will continue to slow the economy. Even the very strong labor market is showing some signs of cooling. Whether the National Bureau of Economic Research eventually defines this period as a recession isn’t really important. The fact is, it feels like a recession, and companies and investors are acting accordingly.

Nothing is ever simple in global economics, but there is an extra wildcard this time – the war in Ukraine. The war has exposed Europe’s dependence on Russian energy. Western sanctions and Russian countermoves have caused disruptions of supplies and an energy crisis in Europe. Less visible, but perhaps more important, is a global food crisis that has been exacerbated by the war. The inflationary impact of these supply disruptions complicates the roles of central banks in fighting inflation.

A by-product of higher U.S. interest rates and spiking global energy prices has been a big move up in the value of the dollar relative to other major currencies. There are positive aspects of a strong currency, but it can be negative for domestic companies because our exports are more expensive/less attractive to foreign buyers and profits earned abroad in other currencies translate back to fewer dollars/lower reported earnings.

So, the headwinds for stock and bond prices are real, but the outlook for investments is always about the value of future cash flows relative to the current price. If bonds default or a company’s competitive position is permanently impaired, investors can incur permanent loss of capital. But a temporary slowdown in the economy and lower earnings per share for a few quarters do not impair the business value of a strong company. Bonds trade lower when new investors have higher-yielding alternatives, but sound bonds mature at par value – 100 cents on the dollar – and in the meantime, interest payments can be reinvested at higher rates (this “interest on interest” is a significant component of total return for bonds).

Back to the Future – A Return to “Normal” Capital Markets

Over the decades, the Fed and Congress have occasionally intervened to stimulate or cool down the economy. In our experience, those fiscal and monetary moves didn’t last long, and investors learned what to expect and how to respond.

Since the Great Financial Crisis (GFC) of 2008-09, though, it has seemed that the government has felt the need to protect investors from any financial pain. Near-zero interest rates for over ten years and very aggressive fiscal stimulus in response to Covid inflated stock and bond prices and taught a new generation of investors that valuation did not matter. We responded to this surreal environment by placing even more emphasis on business quality and by holding onto great businesses, even as they reached fairly full valuations.

Last year the Fed recognized that we had an inflation problem and made a 180-degree shift in policy. This is the Fed we remember, and if they stick to their plan and bring inflation under control, we think the return to “normal” will be positive for long-term investors. Weak, over-indebted companies will not be subsidized with “free” money. Bonds will provide competition for investment dollars, and savers will be rewarded again. Stocks can still be great long-term investment vehicles, but to paraphrase an old commercial for the brokerage company Smith Barney, they will have to win the old-fashioned way, they will have to earn it. (Can those of a certain age hear John Houseman snarling the punch line?)

In the Meantime – Business Values Are STILL Our North Star

At this stage of a bear market, most stocks are falling just because sellers are motivated and buyers are not. We can protest that our stocks are misunderstood and “cheap,” but the flow of investment funds is out for the moment, and that is what matters in the short run.

In the longer term, though, we believe that a stock’s price will eventually be determined by the value of the business. Covid disruptions and potential recession may temporarily impact the path of earnings, but it is the long-term future cash flows that matter.

We think there is also some confusion about the value of “long-duration” stocks. The criticism relates to rapidly growing companies with little or no earnings today but promises/hopes of lots of earnings in a (perhaps somewhat distant) tomorrow. It is fair to note that rising rates are especially hard on these companies’ valuations because of the math of discounted cash flow analysis. These stocks may have been very over-valued going into the higher-rate environment. However, many investors seem to have made the incorrect generalization that rapid growth itself is a negative in the new environment. We would contend

2022 Semi-Annual Report 5

that some great businesses (e.g., Google, Visa, Mastercard) have lots of earnings today and will have even more tomorrow. This makes for very valuable businesses, and we own a number of them.

While this bear market runs its course, we continue to monitor our current holdings and look for others that offer solid business value at attractive prices. This requires patience, and investors who have been through distressed times know that holding, or even adding to, positions can be the key to long-term compounded returns. We are grateful for the long-time shareholders who have stuck with us through times like this before.

The Gloom is Thick—But Bear Markets End When You Least Expect It

The bad news for corporate profits is likely to continue for a while, and the bear market may have further to run (drop). But after the selling has run its course – after desperate sellers stop accepting distress prices and buyers regain some courage – the bear market ends. There is no way to predict with any certainty when this will happen, but the turn will probably not come because the news has turned positive – it will come before the coast is clear. As Warren Buffett said in late 2008, “If you wait for the robins, Spring will be over.”

Our companies have been going about their businesses, generating cash and growing their future earning power. They are taking market share at the expense of weaker competitors and buying productive assets from others that need the money. It may seem counter-intuitive, but long-term growth in earning power and business value is very often enhanced by periods of adversity. Market drawdowns can be painful in the moment. But over the long history of the stock market, bears – even deep ones – have tended to disappear into the steady, upward-sloping pattern of long-term stock charts.

Sincerely,

Wally Weitz	Brad Hinton
wally@weitzinvestments.com	brad@weitzinvestments.com

As of 09/30/2022, the following portfolio company constituted a portion of the net assets of Balanced Fund, Hickory Fund, Partners III Opportunity Fund, Partners Value Fund, and Value Fund as follows:

• Alphabet, Inc.: 1.8%, 0.0%, 6.5%, 7.0%, and 7.2%.

• Visa, Inc.: 1.6%, 0.0%, 5.6%, 4.3%, and 4.2%.

• Mastercard, Inc.: 1.6%, 0.0%, 4.4%, 3.8%, and 4.2%.

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

6 2022 Semi-Annual Report

FIXED INCOME INSIGHTS: High Uncertainty, Great Opportunity

September 30, 2022

The third quarter was a continuation of the “nowhere to hide” mantra that has dominated almost all global assets in 2022. Here in the U.S., the strong start for both credit and equities came to a crashing halt after Federal Reserve Chairman Jerome Powell delivered a simple, yet stark, message at the Jackson Hole Economic Symposium in late August: taming inflation will require more financial and economic pain. The higher-than-expected August inflation report threw more fuel on the fire, creating severe risk-off conditions (investors reducing their exposure to risk and focusing on protecting capital) and extreme cross asset volatility (volatility across multiple asset classes, including stocks, bonds, commodities, and currencies).

2022 YTD, Q3 and September total returns (in USD) for a selection of global assets

Zooming in on U.S. fixed income markets, the table below provides return data for select Bloomberg U.S. bond indexes for the third quarter and year-to-date. Large negative returns are the norm except for ultra-short securities (such as Treasury bills) and cash. Given this backdrop, while negative returns are never welcome, we are pleased with the relative results that our investment process and flexible approach have yielded. For details regarding individual fund performance and analysis, see our funds’ quarterly commentaries.

U.S. Treasury yields surged to multi-decade highs as the Fed’s resolve to keep monetary policy more restrictive for longer took markets by surprise. In other words, ANY hope for a Fed pivot was crushed. Contrary to such hope, the Fed delivered a third consecutive super-sized 0.75% interest rate hike in September and set the stage to increase interest rates by an additional 1.00-1.25% this year, resulting in expectations for a 4.00-4.25% target rate by year-end. In addition, the Fed’s quantitative tightening (QT) program is now in full effect with up to $90 billion of roll-off per month from the Fed’s balance sheet.

The Fed’s intent to keep raising interest rates and sustain them at an elevated level is explicitly seen in the upward shift of the entire yield curve during the third quarter. As illustrated below, the Fed’s expected path of interest rate hikes is largely priced into the market today, with 2-yr and 3-yr Treasuries yielding above 4.25%. Incredibly, the yield on 2-yr Treasuries has increased more than fifteen-fold over the past year. In addition, the 10-year Treasury briefly traded above 4% for the first time since 2010.

Federal Reserve – No (Easy) Way Out

After decades of accommodative monetary policy, the Federal Reserve is dusting off the restrictive policy playbook. And while they believe a softish landing is still the most likely outcome, whereby inflation recedes toward its 2% target and unemployment gently rises, the history books contain few reasons to be optimistic when it comes to high inflationary environments. Since World War II, only two of the prior thirteen Fed hiking cycles ended without a recession (1965-66 and 1994-1995). However, in neither case was inflation at or above 5%, let alone over 8%. The U.S. also has much higher leverage (i.e., debt-to-GDP) in the overall economy than we did in the 1960s or 1990s.

Monetary policy is a blunt policy tool and one that operates with a significant economic lag, leading to both intended and unintended consequences. As a result, no one knows what economic impact the Fed’s aggressive interest rate hikes will have on the economy over the next six to twelve months. In the here and now, the Fed remains focused on inflation and employment trends, and the data is not encouraging. The strong labor market is a key reason inflation remains stubbornly high. As illustrated in the chart below, there remains a large gap between wages and the unemployment rate. Even with the tick down in the year-over-year growth rate of average hourly earnings from

2022 Semi-Annual Report 7

5.2% in August to 5.0% in September, wage pressures remain elevated. In addition, the unemployment rate fell back to a 50+ year low of 3.5% in September, from 3.7% in August.

Even though employment is considered a coincident or lagging indicator, these labor market statistics are in stark opposition to the Fed’s goal of increasing unemployment. Again, history is not on the Fed’s side. According to Deutsche Bank, twelve months following the first interest hike in all previous thirteen Fed hiking cycles going back to the mid-1950s, the unemployment rate declined in twelve instances and was flat in the other. Moreover, per Bank of America, the average unemployment rate when the Fed hiked rates for the last time in the past sixteen rate-hiking cycles was 5.7%. This historical context, and the latest data, seem to suggest the Fed may have difficulty making significant progress on nudging the unemployment rate up and, therefore, has plenty of work to do per its policy objectives. Ultimately, no one knows what the longer-term economic impact will be, but we are preparing for a much weaker economy in 2023.

No Canary in the Credit Coal Mine

While investors have witnessed extreme interest rate and equity market volatility, such fear has yet to spill over to credit markets. The chart below shows how credit risk premiums have widened in both investment grade and high yield, but not to levels consistent with market stress or recession. As such, market participants banking on a Fed pivot due to “stress” in financial market conditions may be disappointed. While new debt issuance is becoming more costly for issuers, financial intermediation is alive and well. New financing transactions are getting done, albeit with better pricing and terms for investors. Secondary markets have gotten choppier, and liquidity is harder to come by, but we welcome these conditions and are taking advantage.

Finally, The Presence of Higher Income/Yields

Over the past few years, we repeatedly warned about low forward-looking returns across fixed income markets given historically low yields during and after the COVID pandemic. While uncertainty remains the dominant force, there is a bright spot for fixed income investors: forward return prospects continue to improve on the back of higher current income/yields. Interest rates are adjusting to higher inflation, and credit spreads reflect an uncertain economic environment. As a result, we are finding the best risk-adjusted return opportunities since the COVID pandemic. We are proceeding with caution, but with Treasury yields at or above 4% and higher-quality, investment-grade yields on offer at 5-7%, we believe that now may be a good time for investors to consider adding to their fixed income allocation.

To illustrate the attractive yields on offer today, CreditSights assembled the following investment-grade yield curve across various duration segments. The key takeaway is that current investment-grade yields (dark-blue line) are now mostly above the pre-Great Financial Crisis (GFC) median (dark-green line). In other words, the post-GFC environment of zero-interest-rate policy – reflected by the post-GFC median (light-green line) and, at its most extreme, year-end 2021 (light-blue line) – have been fully retraced by today’s fixed income environment.

8 2022 Semi-Annual Report

As we often say, we would never “call” a bottom in price or a peak in yields. Our overarching investment approach is to remain patient while utilizing our flexible mandate to achieve our long-
term investment goals. Namely (a) preserve capital, (b) maintain a strong liquidity position, (c) understand evolving risks and opportunities, (d) conduct consistent/thorough credit surveillance, and (e) selectively take advantage of favorable risk/reward
opportunities.

Tom Carney	Nolan Anderson
tom@weitzinvestments.com	nolan@weitzinvestments.com

Portfolio composition is subject to change at any time. Current and future portfolio holdings are subject to risk.

Definitions: Investment-Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies. Yield to Worst (YTW) the lowest potential yield
(most conservative yield) that can be received on a bond without the issuer actually defaulting. YTW is calculated by using worst-case scenario provisions, including prepayments, calls and sinking funds. Furthermore, YTW is a forward-looking estimate that ignores capital gains.

2022 Semi-Annual Report 9

DISCLOSURES

Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Certain Funds have entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through Contractual Expiration Date of 07/31/2023. If this arrangement had not been in place, the performance results would have been lower.

The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

Performance quoted for the Balanced, Partners Value and Value Funds’ Institutional Class shares before their inception is derived from the historical performance of the Investor Class shares, which have not been adjusted for the expenses of the Institutional Class shares, had they, returns would have been different.

Performance quoted for the Partners III Opportunity and Short Duration Income Funds’ Investor Class shares before their inception is derived from the historical performance of the Institutional Class shares, which have not been adjusted for the expenses of the Investor Class shares, had they, returns would have been different.

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index. See page 81 for a description of all indices. All indices Since Inception return are since the Fund’s inception. The inception date of the Bloomberg 1-3 Year U.S. Aggregate Index and the Bloomberg 5-Year Municipal Bond Index was 12/31/1992 and 1/29/1988, respectively.

On 12/29/2006, the Nebraska Tax-Free Income Fund succeeded to substantially all of the assets of Weitz Income Partners Limited Partnership. On 12/31/1993, Partners Value Fund succeeded to substantially all of the assets of Weitz Partners II Limited Partnership. On 12/30/2005, Partners III Opportunity Fund succeeded to substantially all of the assets of Weitz Partners III Limited Partnership. The investment objectives, policies and restrictions of the Funds are materially equivalent to those of the Partnerships, and the Partnerships were managed at all times with full investment authority by the Investment Adviser. The performance information includes performance for the Partnerships. The Partnerships were not registered under the Investment Company Act of 1940 and, therefore, were not subject to certain investment or other restrictions or requirements imposed by the 1940 Act or the Internal Revenue Code. If the Partnerships had been registered under the 1940 Act, the Partnerships’ performance might have been adversely affected.

Effective 12/16/2016, the Ultra Short Government Fund revised its principal investment strategies. Prior to that date, the Fund operated as a “government money market fund” and maintained a stable net asset value of $1.00 per share. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

Effective 12/16/2016, the Short Duration Income Fund revised its principal investment strategies. Since that time the Fund has generally maintained an average effective duration between one to three and a half years. Prior to that date, the Fund maintained a dollar–weighted average maturity of between two to five years. Performance prior to 12/16/2016 reflects the Fund’s prior principal investment strategies and may not be indicative of future performance results.

Effective 03/29/2019, the Hickory Fund invests the majority of its assets in the common stock of medium–sized companies, which the Fund considers to be companies with a market capitalization, less than or equal to the market capitalization of the largest company in the Russell Midcap Index. Prior to that date, the Fund invested the majority of its assets in the common stock of smaller– and medium–sized companies, which the Fund considered to be companies with a market capitalization, at the time of initial purchase, of less than $10 billion.

10 2022 Semi-Annual Report

PERFORMANCE SUMMARY

Returns (%) as of 9/30/2022

			ANNUALIZED
					Since Fund		Inception	Net	Gross
EQUITY	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Hickory (WEHIX)	(9.07)	(31.34)	(26.85)	0.23	4.35	8.18	4/1/1993*	1.09	1.12
Russell MidCap Index	(3.44)	(24.27)	(19.39)	6.48	10.29	10.16
Partners III Opportunity - Investor (WPOIX)	(10.22)	(26.64)	(26.07)	1.81	5.09	10.96	8/1/2011	1.86	1.86
Partners III Opportunity - Institutional (WPOPX)	(10.08)	(26.46)	(25.80)	2.37	5.56	11.10	6/1/1983*	1.43	1.43
Russell 3000 Index	(4.46)	(24.62)	(17.63)	8.61	11.38	10.50
S&P 500 Index	(4.88)	(23.87)	(15.47)	9.23	11.69	10.76
Partners Value - Investor (WPVLX)	(6.39)	(27.32)	(22.87)	3.01	5.93	10.69	6/1/1983*	1.09	1.09
Partners Value - Institutional (WPVIX)	(6.32)	(27.22)	(22.72)	3.25	6.12	10.74	7/31/2014	0.89	0.91
Russell 3000 Index	(4.46)	(24.62)	(17.63)	8.61	11.38	10.50
S&P 500 Index	(4.88)	(23.87)	(15.47)	9.23	11.69	10.76
Value - Investor (WVALX)	(7.17)	(28.30)	(24.29)	7.19	8.46	9.78	5/9/1986*	1.04	1.04
Value - Institutional (WVAIX)	(7.10)	(28.20)	(24.16)	7.41	8.64	9.83	7/31/2014	0.89	0.90
Russell 1000 Index	(4.61)	(24.59)	(17.22)	8.99	11.60	10.11
S&P 500 Index	(4.88)	(23.87)	(15.47)	9.23	11.69	10.13

			ANNUALIZED
					Since Fund		Inception	Net	Gross
ALLOCATION	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Balanced - Investor (WBALX)	(3.65)	(14.43)	(11.25)	4.30	5.36	5.22	10/1/2003*	0.85	1.01
Balanced - Institutional (WBAIX)	(3.64)	(14.33)	(11.10)	4.40	5.41	5.24	3/29/2019	0.70	0.82
Morningstar Moderately Conservative Target Risk Index	(5.33)	(18.54)	(16.66)	2.17	3.81	5.07

			ANNUALIZED
					Since Fund		Inception	Net	Gross
FIXED INCOME	QTD	YTD	1 YR	5 YR	10 YR	Inception*	Date	Expense	Expense
Core Plus Income - Investor (WCPNX)	(2.78)	(11.17)	(11.10)	1.66	N/A	2.33	7/31/2014*	0.50	0.89
Core Plus Income - Institutional (WCPBX)	(2.86)	(11.11)	(11.10)	1.79	N/A	2.49	7/31/2014*	0.40	0.62
Bloomberg U.S. Aggregate Bond Index	(4.75)	(14.61)	(14.60)	(0.27)	N/A	0.87
Nebraska Tax-Free Income (WNTFX)	(2.94)	(8.04)	(7.66)	0.00	0.44	4.01	10/1/1985*	0.45	1.02
Bloomberg 5-Year Municipal Bond Index	(2.71)	(8.06)	(8.03)	0.48	1.20	N/A
Short Duration Income - Investor (WSHNX)	(0.73)	(3.86)	(4.11)	1.04	1.26	4.54	8/1/2011	0.55	0.90
Short Duration Income - Institutional (WEFIX)	(0.80)	(3.83)	(4.06)	1.16	1.43	4.60	12/23/1988*	0.48	0.62
Bloomberg 1-3 Year U.S. Aggregate Index	(1.50)	(4.58)	(5.11)	0.64	0.78	N/A
Ultra Short Government - Institutional (SAFEX)	0.33	0.43	0.37	1.17	0.65	2.19	8/1/1991*	0.20	0.68
ICE BofA U.S. 6-Month Treasury Bill Index	0.39	0.38	0.39	1.25	0.82	2.71

* Denotes the Fund's inception date and the date from which Since Fund Inception performance is calculated.

2022 Semi-Annual Report 11

BALANCED FUND
Portfolio Managers: Brad Hinton, CFA & Nolan Anderson
Investment Style: Conservative Allocation

The Balanced Fund’s Institutional Class returned -3.64% for the third quarter compared to -5.33% for the Morningstar Moderately Conservative Target Risk Index. Year-to-date, the Fund’s Institutional Class has returned -14.33% compared to -18.54% for the index.

Over a 10-year period, the Fund’s Institutional Class has returned +5.41% annualized compared to +3.81% for the index. These results include the ravaging effects of the current bear market in stocks and the historically extreme drawdowns in bonds. With that longer-term lens, total returns well above inflation (10-year average rate of 2.4%) have helped our investors retain and build wealth.

The third quarter was another adventure for investors. Stocks staged a classic bear market rally for the better part of two months. Then in late August, Fed Chair Jerome Powell quickly changed the mood at the Jackson Hole Economic Symposium. He opened his speech by saying “Today, my remarks will be shorter, my focus narrower, and my message more direct.” Direct, it was. Job one would be taming inflation. To that end, the Fed would continue to raise interest rates via “forceful and rapid steps to moderate demand.” Chair Powell suggested clearly that the path ahead would “bring some pain to households and businesses.” Investors got the message and scrambled for cover, with the broad stock indexes declining to fresh 2022 lows at quarter-end. Bonds also posted negative returns as yields again rose across the maturity spectrum (as yields rise, bond prices fall).

Monetary policy works with a meaningful lag. While we cannot predict the full economic impact of the Fed’s actions, it seems clear that there will be both intended and unintended consequences along the way. Near-term earnings are the wildcard with a potential recession looming on the horizon. In our view, the case for owning durable, resilient, and adaptable businesses has never been stronger. We like our collection of companies, and we think their stocks are generally priced at sensible (or better) levels.

Vulcan Materials, Charles Schwab, Martin Marietta Materials, Idex, and Fortive were the Fund’s largest quarterly equity contributors. The positive returns were clustered primarily in construction materials and industrials (companies that produce stuff). As the dollar strengthened, Vulcan and Martin also benefited from their 100% domestic revenue profiles. The Fund has no year-to-date positive equity contributors, though companies like AutoZone, Charles Schwab, Aon, Markel, and Berkshire Hathaway notably held up better than the broader market indexes.

Liberty Broadband, Markel, Comcast, Alphabet, and LabCorp were the Fund’s largest quarterly equity detractors. The declines represented a mix of investor fears, ranging from higher competitive intensity at Liberty Broadband and Comcast to potential recession impacts at Alphabet (digital advertising) and LabCorp (drug development). Liberty Broadband, Alphabet, Microsoft, LabCorp, and Accenture are the Fund’s largest year-to-date equity detractors. While some of the price declines have been harrowing, our team’s estimates suggest that underlying business values have been much more resilient.

We take the Fund’s capital preservation objective seriously, so we never enjoy reporting negative returns. With few places to hide, losing less (at least for now) has been the more realistic, achievable short-term goal. By this measure, we feel reasonably good about the Fund’s showing this quarter and year-to-date. The real workhorse has been the Fund’s high-quality, short-maturity bond portfolio, which has provided a meaningful buffer this year.

As interest rates continued to grind higher, we methodically put more money to work in bonds. One clear goal was to capture the higher yields for slightly longer periods. We purchased Treasuries primarily in the 2-year to 4-year range and sprinkled in small individual positions in asset-backed debt, with a heavy focus on sponsor quality and structural protection. We were generally not active in corporate credit markets during the quarter, as we still saw better risk-return profiles elsewhere.

The Fund’s fixed income portfolio now yields nearly 5%, with a modestly longer duration of roughly two years. This profile represents a remarkable improvement from the beginning of the year and, for that matter, an improvement from most of the last decade. These yields are available with high average credit quality (more than 95% investment-grade), offering savers real and welcome alternatives. The Fund’s credit exposure remains modest, so we have the option to either stay defensive or flex into higher-yielding securities if economic conditions deteriorate.

The Fund’s portfolio continues to evolve with market conditions. We own common equity stakes in 29 companies totaling 40.6% of net assets. High-yielding, hybrid securities represent another 1.8% of the Fund. The fixed income portfolio includes investment-grade corporate bonds (1.2%), securitized debt (14.4%), Treasury securities (39.5%), and cash equivalents/other (2.5%). We have plenty of capacity to lean into new opportunities as our team uncovers them.

While things may seem cloudy now, we think the Fund is increasingly well-positioned to provide long-term capital appreciation. The current income outlook has materially improved with the increase in interest rates. And lower prices for both stocks and bonds provide a healthier cushion for achieving our capital preservation goal. As always, we encourage investors to evaluate the strategy on a total-return basis over longer time horizons.

Definitions: Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies.

12 2022 Semi-Annual Report

Returns

					Annualized
							Since
							Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	(10/1/03)	Expense	Expense
WBALX - Investor Class	(3.65)%	(14.43)%	(11.25)%	2.56%	4.30%	5.36%	5.22%	0.85%	1.01%
WBAIX - Institutional Class	(3.64)	(14.33)	(11.10)	2.72	4.40	5.41	5.24	0.70	0.82
Morningstar Moderately Conservative Target Risk Index	(5.33)	(18.54)	(16.66)	0.15	2.17	3.81	5.07

Top 10 Stock Holdings
% of Net Assets
Danaher Corp.	2.3
Microsoft Corp.	2.2
Berkshire Hathaway, Inc.	2.1
Aon plc	2.0
Vulcan Materials Co.	2.0
Analog Devices, Inc.	2.0
Thermo Fisher Scientific, Inc.	1.9
Alphabet, Inc.	1.8
Laboratory Corp. of America Holdings	1.7
Markel Corp.	1.7
19.7

Top Stock Performers
		Average
	Return	Weight	Contribution
Vulcan Materials	11.3%	1.8%	0.17%
Charles Schwab	14.1	1.2	0.14
IDEX	10.3	1.2	0.10
Martin Marietta Materials	7.9	1.6	0.10
Fortive	7.3	1.1	0.05

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Liberty Broadband – Series C	(36.1)%	1.2%	(0.45)%
Markel	(16.2)	1.8	(0.30)
Comcast – Class A	(24.8)	1.0	(0.26)
Alphabet – Class C	(12.1)	1.9	(0.23)
Laboratory Corporation of America	(12.4)	1.9	(0.22)

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	1.76%	1.66%
Institutional	1.91	1.90

Industry Breakdown
% of Net Assets
Information Technology	12.6
Financials	9.7
Health Care	5.9
Materials	4.7
Communication Services	3.5
Industrials	3.3
Consumer Staples	0.9
Total Common Stocks	40.6
U.S. Treasuries	39.5
Asset-Backed Securities	9.1
Commercial Mortgage-Backed Securities	2.6
Mortgage-Backed Securities	2.6
Corporate Bonds	1.2
Corporate Convertible Bonds	1.0
Non-Convertible Preferred Stocks	0.9
Cash Equivalents/Other	2.5
Total Bonds & Cash Equivalents	59.4
100.0

Fixed Income Attributes
Portfolio Summary
Average Maturity	2.6 years
Average Effective Maturity	2.7 years
Average Duration	2.1 years
Average Effective Duration	1.9 years
Average Coupon	2.2%

Credit Quality
Underlying Securities	% of Bond Portfolio
U.S. Treasury	66.0
U.S. Government Agency Mortgage Related Securities	1.7
AAA	17.1
AA	4.7
A	1.4
BBB	2.0
B	1.4
Non-Rated	1.7
Cash Equivalents	4.0
100.0

All data as of 9/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

Source (Top Performers, Bottom Performers): Statpro

2022 Semi-Annual Report 13

CORE PLUS INCOME FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Intermediate-Term Core Plus Bond

The Core Plus Income Fund’s Institutional Class returned -2.86% for the third quarter compared to a -4.75% return for the Bloomberg U.S. Aggregate Bond Index (Agg). Year to date, the Fund’s Institutional Class returned -11.11% compared to -14.61% for the index. Negative absolute results are never pleasant to report despite solid relative results. Longer-term results (3-, 5-, and 7-year) continue to far outpace the index.

As has been the theme throughout the year, inflationary pressures remain stiff and showed no signs of abating in the third quarter. These pressures precipitated a large upward move in interest rates as the Federal Reserve announced its third consecutive 0.75% interest rate hike. Investor sentiment shifted again, at least momentarily, from concerns about recession back to inflation. The chart below shows the unprecedented pace at which the Federal Open Markets Committee (FOMC) is raising rates to get current high inflation under control. No other rate hiking cycle has begun this steeply since the 1980s (when the Fed started targeting the federal funds rate as its primary tool for conducting monetary policy). And the Fed’s newfound fondness for hiking rates appears set to continue well into 2023 with some economists predicting the benchmark federal funds rate to hit as high as 5% sometime next year.

The repricing of interest rates and credit spreads, while unpleasant, sets the stage for more favorable forward returns. This can be seen in the Fund’s improved yield-to-worst (YTW) metric, as illustrated in the table below. As a reminder, YTW has historically been a reasonable predictor of forward returns. On a year-over-year basis, the Fund's YTW increased from 1.8% to 6.1% – far exceeding the Agg’s YTW of 4.8% as of September 30, 2022. This is the widest (positive) gap in YTW for the Fund versus the index since September 2020. The positive variance compared to the index is partially attributable to the Fund’s approximately 23% weight in floating-rate securities compared to no exposure in the Agg. The YTW for our floating-rate securities incorporates the market’s current expectations for higher short-term interest over the course of the next six to nine months.

YTW / Duration Analysis | Weitz Core Plus Income Fund vs. Bloomberg U.S. Agg

	9/30/2021	9/30/2022
Weitz Core Plus:			Change	%
Yield to Worst	1.80%	6.09%	4.29%	238%
Overall Average Duration	4.80	5.18	0.38	8

YTW / Duration Analysis | Weitz Core Plus Income Fund vs. Bloomberg U.S. Agg
	9/30/2021	9/30/2022
U.S. Agg:			Change	%
Yield to Worst	1.56%	4.75%	3.19%	205%
Overall Average Duration	6.60	6.12	(0.48)	(7)

In terms of overall portfolio metrics, the Fund’s average effective maturity increased to 8.3 years as of September 30, 2022, from
8.0 years as of June 30, 2022, and the average effective duration remained steady at 5.2 years over the same time period. These measures provide a guide to the Fund’s interest rate sensitivity.
A higher average effective maturity and longer average effective duration increase the Fund’s price sensitivity to changes in interest rates (either up or down). As of September 30, 2022, the average effective duration of the Agg was 6.1 years.

As of September 30, our high-yield exposure as a percent of
net assets was 11.1%, down from 12.1% on June 30, 2022. We had commented favorably on high yield valuations in the second-
quarter Fund commentary – but a significant rally at the outset of the third quarter reduced favorable investment opportunities.
Weakness in credit markets broadly near / at the end of the
third quarter has increased the relative attractiveness of certain high yield credits. Given the Fund can invest up to 25% of net assets in high yield, we are well positioned to take advantage of any further valuation discrepancies / opportunities in the high yield area. Our approach, however, will most likely be focused in what might be termed “higher-quality high yield”. That is, those companies that we believe have strong businesses and balance sheets and can weather an economic disturbance caused by a
possible recession.

Portfolio Positioning

	9/30/2022	6/30/2022	Qtr Over	9/30/2021	Yr Over
	Current	Previous	Qtr	Previous	Yr
Sector (% of Net Assets)	Quarter	Quarter	Change	Year	Change
Corporate Bonds	21.5	22.2	-0.7	33.0	-11.5
Corporate Convertible Bonds	0.5	0.5	0.0	0.7	-0.2
Asset-Backed Securities
(ABS)	29.4	24.0	5.4	18.1	11.3
Corporate Collateralized
Loan Obligations (CLOs)*	12.5	10.7	1.8	8.1	4.4
Commercial Mortgage-
Backed Securities (CMBS)	10.3	10.6	-0.3	9.2	1.1
Agency Mortgage-Backed
(MBS)	1.1	1.1	0.0	1.8	-0.7
Non-Agency Mortgage
Backed (RMBS)	0.4	0.5	-0.1	0.9	-0.5
Non-Convertible Preferred
Stock	0.4	0.5	-0.1	0.7	-0.3
Taxable Municipal Bonds	0.3	0.6	-0.3	0.9	-0.6
U.S. Treasury	34.5	37.5	-3.0	30.8	3.7
Common Stock	0.0	0.0	0.0	0.0	0.0
Cash & Equivalents	1.6	2.5	-0.9	3.9	-2.3
Total (does not include
CLO line)	100.0	100.0		100.0
High Yield**	11.1	12.1	-1.0	11.3	0.2

Average Effective Duration
(years)	5.2	5.2	0.0	4.8	0.4
Average Effective Maturity
(years)	8.3	8.0	0.3	6.5	1.8

14 2022 Semi-Annual Report

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**For the current period, high-yield exposure consists of investments in the Corporate, Corporate Convertible, ABS, and CMBS sectors.

Totals may be greater or less than 100 due to rounding.

In terms of sector allocation, we continued to increase our asset-backed securities (ABS) exposure. Credit spreads in ABS have widened materially, which we believe has greatly improved their relative value compared to investment-grade corporate bonds. We added a variety of automobile and unsecured consumer loan investments that we believe offer strong investor protections and attractive coupon income. We also added to our corporate CLO portfolio, including both static and reinvesting deals.

Top Quarterly Contributors

•	Collateralized Loan Obligations (CLOs): Our portfolio of floating rate commercial real estate and corporate CLOs provided very modest positive contribution to the Fund during the third quarter. The floating rates protected against interest rate sensitivity and coupon incomes more than offset spread widening.

Top Quarterly Detractors

•	U.S. Treasury Bonds: Our U.S. Treasury holdings were the largest detractor to performance for the third quarter in a row. With an effective maturity of over 13 years, our Treasury portfolio was negatively impacted by rising interest rates across the curve.
•	Corporate Bonds: Investments in a wide variety of corporate bonds, including high yield, were the second largest detractor to performance in the quarter. High yield and longer maturity segments of our corporate bond portfolio underperformed the most.
•	Asset-Backed Securities (ABS): Our ABS detracted from performance due to rising interest rates and widening credit spreads.

Outlook

While it is particularly unpleasant to report on this year’s Fund performance, we continue to be pleased with the underlying fundamentals (credit quality) of our investments. This solid year-to-date credit quality has been recognized by rating agencies with meaningfully more upgrades to our portfolio’s credit ratings than downgrades (more than 20-to-1). Additionally, prepayments have allowed for reinvestment at meaningfully higher returns, helping to enhance our YTW of 6.1% at quarter-end.

Yogi Berra – the famous baseball player well-known for his many Yogi-isms – is credited with saying “it's tough to make predictions, especially about the future.” Good advice, especially in credit and equity markets. Our role as money managers, per one of the founders of Gavekal Research, is to ‘adapt’ to market environments and not forecast. Widespread worry/concerns/ fears/confusion about the macro environment (further inflation, stagflation, possible recession, consumer spending slowdown, etc., etc.) often present opportunities for the fundamental investor. As a result, we are finding the best risk-adjusted return opportunities for the Weitz Core Plus Income Fund since the COVID pandemic, and we believe the Fund is well-positioned, as described above, to take advantage of today’s opportunities and any further valuation disparities that may develop. While there could still be some price declines ahead, as timing is always uncertain, we see greener pastures from today’s levels.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. CRE CLOs refer to commercial real estate collateralized loan obligations backed by a pool of commercial loads. Investment Grade Bonds are those securities rated at least BBB- by one or more credit rating agencies. Middle market CLOs refer to collateralized loan obligations backed by loans made to smaller companies, which companies generally have earnings before interest, taxes, and amortization of less than $75 million. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit rating agencies. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

2022 Semi-Annual Report 15

Returns

					Annualized
						Since
						Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	(7/31/14)	Expense	Expense
WCPNX - Investor Class	(2.78)%	(11.17)%	(11.10)%	(0.17)%	1.66%	2.33%	0.50%	0.89%
WCPBX - Institutional Class	(2.86)	(11.11)	(11.10)	(0.07)	1.79	2.49	0.40	0.62
Bloomberg U.S. Aggregate Bond Index	(4.75)	(14.61)	(14.60)	(3.25)	(0.27)	0.87

Fixed Income Attributes
Portfolio Summary
Average Maturity	8.1 years
Average Effective Maturity	8.3 years
Average Duration	5.9 years
Average Effective Duration	5.2 years
Average Coupon	3.6%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	-0.5
Less than 1 year	8.3
1 - 3 Years	15.5
3 - 5 Years	16.9
5 - 7 Years	20.8
7 - 10 Years	11.5
10 Years or more	27.5
Common Stocks	0.0
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	35.1
U.S. Government Agency Mortgage
Related Securities	1.0
AAA	7.6
AA	16.1
A	11.4
BBB	18.0
BB	7.7
B	1.8
CCC	1.2
Non-Rated	0.6
Cash Equivalents	(0.5)
100.0

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	4.37%	4.02%
Institutional	4.47	4.39

All data as of 9/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expenses ratios are as of the Fund’s most recent Prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

16 2022 Semi-Annual Report

HICKORY FUND
Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Investment Style: Mid-Cap Value

The Hickory Fund returned -9.07% in the third quarter compared to -3.44% for the Russell Midcap Index. Year-to-date, the Fund returned -31.34% compared to -24.27% for the Russell Midcap Index.

Returns in the third quarter were, again, disproportionately driven by investors’ perceptions of potential Federal Reserve policy actions. Economic data released early in the quarter raised hopes of a “Fed Pivot” – the idea that, although still too hot, inflation was cooling enough to warrant less aggressive tightening of monetary policy, and even a potential return of loosening restrictions in the coming year. Equity markets rallied, and by mid-August the Fund was up roughly 13% for the quarter. Then came Chairman Jerome Powell’s Jackson Hole speech. In it, Chairman Powell plainly stated that further aggressive action was needed to bring inflation to heel and noted that the historical record cautioned against loosening conditions prematurely. The speech squarely negated both pillars of the “pivot” thesis, and stocks gave up their gains and then some in the weeks that followed.

The preceding discussion is offered as context for the current investment landscape. At any given time, investors’ broad market perceptions have an outsized influence on the reaction to company-specific news. When investors are bearish, good news is frequently shrugged off, while disappointments are met with swift, and often overdone, punishment. We believe this to be the case for Liberty Broadband (owner of 26% of broadband provider Charter Communications). As the Fund’s largest position and its outsized impact as the top detractor for the quarter and year-to-date periods, a more detailed discussion of our continued optimism is warranted.

Investors have apparently extrapolated that Charter’s recent string of lackluster broadband customer growth portends zero (or negative) growth into perpetuity. Skeptics point to early customer wins for wireless broadband offerings and fiber-network operators’ plans to aggressively expand their footprints as evidence that Charter’s (and cable operators’, generally) ability to add subscribers is permanently impaired. We disagree. Wireless broadband will likely continue to win customers in areas where wired infrastructure is unavailable or by expanding the market to new customer segments (e.g., construction trailers, food trucks, etc.). That said, the carriers face an important trade-off, as fixed wireless is a lower-return usage of scarce network capacity. As fixed and mobile data usage inexorably grow, we believe carriers will prioritize their traditional mobility business at the expense of expanding their fixed wireless base. With respect to growing competition from fiber-to-the-home operators, Charter’s footprint is already roughly 40% overbuilt and has been competing successfully for over a decade. As fiber companies look to enact previously announced expansion plans, inflationary pressures for labor, equipment, and funding costs may reduce their ultimate appetites.

Of course, Charter isn’t simply sitting back playing defense. We believe the company can resuscitate customer growth through expanding its own network into underserved areas. High-speed networks with little (or no) competition tend to generate strong demand as they come online, bringing new subscribers to Charter’s rolls. Charter is also rapidly growing its own mobile phone business across its entire network with some of the lowest-priced plans in the industry, taking market share by delivering significant savings for customers while also growing their cash flow per-customer relationship at the same time. All that to say, at these levels we believe the stock is mispriced. We can’t predict when other investors may change their minds, but in the interim, the company continues to generate very healthy cash flow, and management’s continued share repurchases compound value on our behalf.

Carmax and Liberty Global were also detractors during both time periods. In Carmax’s case, after a period of sharply rising used car prices, affordability took another hit as would-be buyers now face higher borrowing costs for auto loans. The industry at large will need to digest this reset, but as the largest scaled player, and with a growing set of omnichannel tools, we believe Carmax is poised to not only weather the storm but to continue to grow market share. As for Liberty Global, the company owns a collection of European broadband providers that collectively trade at a discount to our “sum of the parts” value estimation.

In recent quarters, their portfolio has had relatively stable, if uninspiring, results. The surging U.S. dollar dampens reported earnings, but management’s focus remains on growing local currency cash flows and identifying strategic opportunities to recognize the unappreciated value of their assets. As we make our way through this bear market, good news has been harder to come by. CoStar Group was the portfolio standout in the third quarter. Shares rallied on the news that it would be added to the S&P 500 index, and investors looked to capitalize on the subsequent index fund buying. The portfolio also enjoyed positive contributions from Ingersoll Rand and HEICO. In the quarter’s early run-up, we trimmed several holdings on strength, most notably Ingersoll-Rand, and we added modestly to Carmax as shares sold off post-earnings. At quarter-end, our estimated portfolio price-to-value ratio was in the low 60s. This suggests to us that, despite a highly uncertain investment backdrop in the near term, we believe our businesses trade at prices that hopefully should generate stronger returns in the coming years.

2022 Semi-Annual Report 17

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(4/1/93)	Expense	Expense
WEHIX	(9.07)%	(31.34)%	(26.85)%	(2.31)%	0.23%	4.35%	7.58%	8.18%	1.09%	1.12%
Russell MidCap Index	(3.44)	(24.27)	(19.39)	5.18	6.48	10.29	10.73	10.16

Top 10 Stock Holdings
% of Net Assets
CoStar Group, Inc.	7.3
Liberty Media Corp-Liberty SiriusXM	6.8
Liberty Broadband Corp.	6.6
LICT Corp.	6.4
HEICO Corp.	4.7
LKQ Corp.	4.7
Laboratory Corp. of America Holdings	4.4
CarMax, Inc.	4.3
Axalta Coating Systems Ltd.	3.7
Martin Marietta Materials, Inc.	3.7
52.6

Top Stock Performers
		Average
	Return	Weight	Contribution
Costar Group	15.3%	6.5%	0.77%
Vulcan Materials	11.25	2.9	0.22
Ingersoll Rand	2.6	3.0	0.22
HEICO – Class A	8.8	4.3	0.22
Gartner	14.4	2.3	0.19

Industry Breakdown
% of Net Assets
Communication Services	24.8
Industrials	19.4
Information Technology	14.3
Materials	13.4
Financials	9.8
Consumer Discretionary	9.4
Health Care	4.4
Non-Convertible Preferred Stocks	1.1
Warrants	0.0
Cash Equivalents/Other	3.4
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Liberty Broadband Corp. – Series C	(36.2)%	8.3%	(3.16)%
CarMax, Inc.	(27.2)	4.7	(1.25)
Liberty Global – Class C	(25.3)	3.6	(0.83)
Perimeter Solutions	(26.1)	3.1	(0.84)
Markel.	(16.2)	3.2	(0.55)

All data as of 9/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

18 2022 Semi-Annual Report

NEBRASKA TAX-FREE INCOME FUND

Portfolio Manager: Tom Carney, CFA
Investment Style: Municipal-State Bond

The Nebraska Tax-Free Income Fund returned -2.94% in the third quarter compared to a -2.71% return for the Bloomberg 5-Year Municipal Bond Index. Year-to-date, the Fund’s total return was -8.04% compared to a -8.06% return for the index.

Overview

The Federal Reserve continued raising short-term interest rates in the third quarter of 2022 as inflationary pressures in the U.S. economy provided little signs of easing. The Federal Open Market Committee’s (FOMC’s) monetary actions have lifted the benchmark federal funds rate from zero at the beginning of 2022 to a range of 3.00-to-3.25% as of the end of the third quarter – with historically outsized rate hikes of 0.75% at their June, July, and September meetings. The chart below shows the unprecedented pace at which the FOMC is raising rates to get current high inflation under control. No other rate hiking cycle has begun this steeply since the 1980s (when the Fed started targeting the federal funds rate as its primary tool for conducting monetary policy). And the Fed’s newfound fondness for hiking rates appears set to continue well into 2023 with some economists predicting the benchmark federal funds rate to hit as high as 5% sometime next year.

While the steepness of the 2022 curve has negatively impacted year-to-date returns for nearly all fixed-income investors, it has also set the stage for more favorable forward returns. This can be seen in the Fund’s improved yield-to-worst (YTW) metric. As a reminder, YTW has historically been a reasonable predictor of forward returns. The Fund's YTW increased from 2.6% on June 30, 2022, to 3.5% on September 30, 2022 – and up from 0.8% on December 31, 2021.

Municipal bonds modestly underperformed Treasuries in the third quarter as yield ratios of municipal bonds relative to comparable U.S. Treasuries moved higher. The ratio of the 5-year AAA-rated municipal bond to the 5-year Treasury, for example, increased from 75% on June 30, 2022, to 77% on September 30, 2022. This ratio, which registered a 20+ year monthly low at year-end 2021 and is now modestly below the 10-year average, remains a reasonably useful tool in measuring the relative attractiveness of tax-free municipal bonds compared to U.S. Treasury bonds.

Top Quarterly Contributors

•	No segment generated positive results in the quarter.

Top Quarterly Detractors

•	School district general obligation bonds issued by Papillion-La Vista, Nebraska, School District; Sarpy County, Nebraska, School District (Bellevue), Wayne County, Nebraska, School District; and Cass County School District (Weeping Water)
•	Tax-supported lease revenue bonds issued by Omaha, Nebraska, Public Facilities Corporation; Sarpy County, Nebraska, certificates of participation; and Papillion, Nebraska, Municipal Facilities Corporation
•	Combined utility revenue bonds issued by Dawson, Grand Island, Columbus, and Municipal Energy Agency of Nebraska
•	City general obligation bonds issued by Bellevue, Columbus, and Norfolk, Nebraska
•	General revenue bonds issued by Boys Town Village
•	Higher education revenue bonds issued by Nebraska State College Facilities Corporation, University of Nebraska, and Saline County (Doane University)
•	Electricity and public power revenue bonds issued by Omaha Public Power District, Nebraska Public Power District, and Public Power Generation Agency of Nebraska (Whelan Energy Project)
•	County general obligation bonds issued by Seward County, Nebraska; and Bexar County, Texas
•	Water and sewer revenue bonds issued by Omaha Sanitary Sewer
•	Hospital revenue bonds issued by Douglas County, Nebraska, Health Facilities (Nebraska Medicine)
•	Airport revenue bonds issued by Austin, Texas; Lincoln, Nebraska; and San Diego County, California
•	Single-family housing revenue bonds issued by Nebraska Investment Finance Authority

Turning to portfolio metrics, the average effective duration of the Fund decreased in the quarter to 3.9 years on September 30, 2022, from 4.0 years on June 30, 2022. Average effective maturity increased to 4.8 years from 4.1 years over the same time period. Overall asset quality remains high, with approximately 93% rated A or better by one or more of the nationally recognized statistical rating organizations.

While it is particularly unpleasant to report on this year’s Fund performance, we are pleased to report that the underlying fundamentals (credit quality) of most of our investments continue to perform at or better than original expectations – and we believe potential forward returns have improved dramatically as highlighted by the Fund’s improved yield-to-worst.

Yogi Berra – the famous baseball player well-known for his many Yogi-isms – is credited with saying “it’s tough to make predictions, especially about the future.” Good advice, especially in credit and equity markets. Our role as money managers, per one of the founders of Gavekal Research, is to “adapt” to market environments and not forecast.

There is no mistaking that this has been an historically challenging year for municipal bond investors – the worst on record as highlighted by the chart below of Bloomberg investment-grade and high-yield municipal indexes.

2022 Semi-Annual Report 19

We believe the Fed’s tightening cycle is in the later innings, possibly near the seventh-inning stretch in baseball parlance.
Timing is always uncertain, and there could still be some
price declines ahead. But despite of the uncertainty as well as unsatisfactory year-to-date performance, we are increasingly encouraged by the forward return prospects of the Fund’s new and existing investments.

Following are additional details regarding the breakdown of our holdings. Our investments are broad, and they are all backed by a consistent philosophy: we strive to own only those investments we believe compensate us for the incremental credit risk.
Our overall goal is to invest in a portfolio of bonds of varying maturities that we believe offer attractive risk-adjusted returns, taking into consideration the general level of interest rates and the credit quality of each investment.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

20 2022 Semi-Annual Report

Returns

					Annualized
							Since
							Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	10 YR	20 YR	(12/29/06)	Expense	Expense
WNTFX	(2.94)%	(8.04)%	(7.66)%	(1.35)%	0.44%	1.99%	4.01%	0.45%	1.02%
Bloomberg 5-Year Municipal Bond Index	(2.71)	(8.06)	(8.03)	(0.94)	1.20	2.77	N/A

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
	2.38%	2.15%

Fixed Income Attributes
Portfolio Summary
Average Maturity	6.1 years
Average Effective Maturity	4.8 years
Average Duration	4.1 years
Average Effective Duration	3.9 years
Average Coupon	3.4%

State Breakdown
% of Net Assets
Nebraska	84.0
Texas	3.0
New Mexico	1.3
Washington	1.1
California	0.7
Florida	0.7
Utah	0.4
Colorado	0.3
Arizona	0.3
Cash Equivalents/Other	8.2
100.0

Maturity Distribution
Maturity Type	% of Portfolio
Cash Equivalents	7.3
Less than 1 Year	11.0
1 -3 Years	13.0
3 - 5 Years	32.8
5 - 7 Years	11.9
7 - 10 Years	13.6
10 Years or more	10.4
100.0

Credit Quality
Underlying Securities	% of Portfolio
AAA	6.2
AA	61.6
A	21.1
BBB	0.9
Non-Rated	2.9
Cash Equivalents	7.3
100.0

Sector Breakdown
% of Net Assets
Power	14.5
Hospital	9.7
Lease	9.3
General	6.9
Water/Sewer	6.3
Certificates of Participation	5.2
Airport/Transportation	3.2
Housing	2.6
Higher Education	2.0
Revenue	59.7
School District	13.1
County	6.5
City/Subdivision	5.2
State/Commonwealth	0.7
General Obligation	25.5
Escrow/Pre-Refunded	6.6
Cash Equivalents/Other	8.2
100.0

All data as of 9/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Income from municipal securities is generally free from federal taxes and state taxes for residents of the issuing state. While the interest income is tax-free, capital gains, if any, will be subject to taxes. Income for some investors may be subject to the federal Alternative Minimum Tax (AMT).

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

2022 Semi-Annual Report 21

PARTNERS III OPPORTUNITY FUND
Portfolio Managers: Wally Weitz, CFA & Drew Weitz
Investment Style: Multi-Cap Alternative

The Partners III Opportunity Fund’s Institutional Class returned -10.08% in the third quarter, compared to -4.46% for the Russell 3000. Year-to-date, the Fund’s Institutional Class returned -26.46% compared to -24.62% for the Russell 3000.

The third quarter was a tale of two halves. Stocks rallied in the early going as modestly softer economic readings led many to extrapolate that the Federal Reserve might at least slow down the pace of interest rate hikes and potentially even cut rates in 2023. By mid-August, our portfolio had gained nearly 12%. This so-called “Fed Pivot” was not to be, however. In late August, Fed Chairman Jerome Powell used his Jackson Hole speech to clearly state the inflation fight was far from over and that history suggested loosening restrictions (i.e., cutting interest rates) too soon was more dangerous than remaining restrictive longer. The conclusions were unambiguous and led stocks to make a pivot of their own. By quarter-end, the market made a new bear market low.

The drawdown was swift, and few of our holdings were spared. Liberty Broadband (26% owner of broadband provider Charter Communications) was the Fund’s largest detractor in the quarter and the second largest year-to-date detractor. Charter’s skeptics point to new wireless broadband services and expansion plans from fiber operators as reasons customer growth is permanently impaired. We believe this underestimates the speed and capacity challenges faced by wireless providers, and also ignores the fact that Charter already competes successfully with fiber in over 40% of its footprint today. Charter’s own network expansion and fast-growing mobile business give us confidence that customer growth can, and will, be resuscitated.

Carmax and Liberty Global also earned dishonorable mentions for the quarter and year-to-date. In Carmax’s case, it is a challenging environment for used car sales, to say the least. Vehicle prices remain stubbornly high, and higher interest rates equate to higher car payments for consumers. The entire industry faces these challenges, but thanks to its national scale and investments in its omnichannel retail model, we believe Carmax is best positioned to weather the storm and is poised for further market share gains. As for Liberty Global, the company owns a collection of European broadband providers that collectively trade at a discount to our “sum of the parts” value estimation. In recent quarters, their portfolio has had relatively stable, if uninspiring, results. The surging U.S. dollar dampens reported earnings, but management’s focus remains on growing local currency cash flows and identifying strategic opportunities to recognize the unappreciated value of their assets.

Facebook parent Meta Platforms was the portfolio’s top year-to-date detractor. Fears of a recession and a resultant pullback in ad spending have added insult to injury as Meta attempts to gain traction with its short-form video product called Reels. Meta’s progress in monetizing Reels and the heavyweight bout with video-sharing app TikTok for consumers’ attention are clearly the main event, but we are also encouraged that, behind the scenes, management is taking a more disciplined approach to investing and expense management. Investors looking for greater detail on Meta are encouraged to read equity analyst Jon Baker’s Analyst Corner feature from earlier this year.

Against this bear market backdrop, there were still some bright spots. Signs of reaccelerating growth at multifamily rental marketplace Apartments.com powered CoStar Group to the top of our quarterly contributors table. Investors also cheered the company’s inclusion into the S&P 500 index. As for other contributors, improving net interest margins and an earlier-than-anticipated return of share repurchases helped Charles Schwab produce an outsized gain. Liberty SiriusXM and Amazon.com’s more modest positive returns were amplified by their larger position sizes.

Portfolio activity was tilted toward sales during the quarter, most materially for Black Knight, CoStar Group and Dun & Bradstreet. Black Knight is awaiting regulatory approval for its sale to Intercontinental Exchange. Although the deal has put a “floor” under its stock price, we trimmed nearly half the position, hedging a potential risk that the deal is blocked. We also sold roughly half of our CoStar shares as the stock rallied strongly on its positive earnings announcement. Finally, progress at Dun & Bradstreet has been slower than we hoped. Given the steep repricing of other, higher-conviction holdings, we elected to close our position and reinvest the proceeds elsewhere. Our short position was unchanged in the quarter (3% of net assets), and the portfolio ended the quarter with an effective net long position of 91% of net assets.

As we wrote in this quarter’s Value Matters, fear is driving the market these days, and near-term disappointments are being projected into perpetuity. It is a difficult time to be sure, but not permanently so. We cannot predict when the selling will potentially end, but we feel good about the businesses we own and their long-term earnings potential. We estimate that our portfolio price-to-value ratio is in the low 60s as of quarter-end, a level that we believe can generate strong returns in the coming years.

Definitions: Effective net is the effective long (the sum of the portfolio’s long positions, such as common stocks, or derivatives where the price increases when an index or position rises) minus the effective short (the sum of the portfolio’s short positions, such as derivatives where the price increases when an index or position falls).

22 2022 Semi-Annual Report

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPOIX - Investor Class	(10.22)%	(26.64)%	(26.07)%	(2.14)%	1.81%	5.09%	8.18%	10.96%	1.86%	1.86%
WPOPX - Institutional Class	(10.08)	(26.46)	(25.80)	(1.62)	2.37	5.56	8.44	11.10	1.43	1.43
Russell 3000 Index	(4.46)	(24.62)	(17.63)	7.69	8.61	11.38	9.92	10.50
S&P 500 Index	(4.88)	(23.87)	(15.47)	8.15	9.23	11.69	9.83	10.76

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	10.6
Alphabet, Inc.	6.5
Visa, Inc.	5.6
Fidelity National Information Services, Inc.	5.4
Amazon.com, Inc.	5.4
Liberty Media Corp-Liberty SiriusXM	5.3
Markel Corp.	5.2
Meta Platforms, Inc.	4.9
Liberty Broadband Corp.	4.8
Mastercard, Inc.	4.4
58.1

Top Stock Performers
		Average
	Return	Weight	Contribution
Costar Group	14.9%	3.6%	0.55%
Charles Schwab	14.1	3.3	0.31
Liberty Media	5.1	5.2	0.22
SPDR S&P 500	(5.3)	(3.2)	0.21
Amazon	6.4	5.1	0.10

Industry Breakdown
% of Net Assets
Information Technology	26.5
Communication Services	25.3
Financials	19.7
Consumer Discretionary	9.4
Health Care	4.9
Industrials	3.3
Materials	3.0
Non-Convertible Preferred Stocks	2.2
Short-Term Securities Held as Collateral for Securities on Loan	1.9
Warrants	0.0
Securities Sold Short	(3.4)
Short Proceeds/Other	7.2
100.0

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Liberty Broadband – Series C	(36.2)%	5.8%	(2.15)%
CarMax, Inc.	(27.1)	4.2	(1.20)
Liberty Global – Class C	(25.3)	4.2	(1.08)
Fidelity National Information	(17.1)	5.7	(0.97)
Perimeter Solutions	(26.1)	3.3	(0.90)

All data as of 9/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

2022 Semi-Annual Report 23

PARTNERS VALUE FUND
Portfolio Managers: Wally Weitz, CFA, Brad Hinton, CFA & Drew Weitz
Investment Style: Multi-Cap Value

The Partners Value Fund’s Institutional Class returned -6.32% for the third quarter compared to -4.46% for the Russell 3000 and -4.88% for the S&P 500. Year-to-date, the Fund’s Institutional Class has returned -27.22% compared to -24.62% for the Russell 3000 and -23.87% for the S&P 500.

The third quarter was another adventure for investors. Stocks staged a classic bear market rally for the better part of two months. Then in late August, Fed Chair Jerome Powell quickly changed the mood at the Jackson Hole Economic Symposium. He opened his speech by saying “Today, my remarks will be shorter, my focus narrower, and my message more direct.” Direct, it was. Job one would be taming inflation. To that end, the Fed would continue to raise interest rates via “forceful and rapid steps to moderate demand.” Chair Powell suggested clearly that the path ahead would “bring some pain to households and businesses.” Investors got the message and scrambled for cover, with the broad stock indexes declining to fresh 2022 lows at quarter-end.

Monetary policy works with a meaningful lag. While we cannot predict the full economic impact of the Fed’s actions, it seems clear that there will be both intended and unintended consequences along the way. Near-term earnings are the wildcard with a potential recession looming on the horizon. In our view, the case for owning durable, resilient, and adaptable businesses has never been stronger. We like our collection of companies, and we think their stocks are generally priced at sensible (or better) levels.

CoStar Group, Charles Schwab, Vulcan Materials, and Gartner were the Fund’s largest quarterly contributors, all posting double-digit returns. Liberty Broadband, CarMax, Liberty Global, and Alphabet were the Fund’s largest quarterly detractors, with declines ranging from 12% at Alphabet to 36% at Liberty Broadband. Perhaps fitting for a bear market, we think the “winners” and the “losers” on the list continue to trade at discounts to our value estimates. We still own them all.

Liberty Broadband, Alphabet, Meta Platforms, CarMax, and Liberty Global were the Fund’s largest year-to-date detractors. New “Class of 2022” position in Danaher was the Fund’s only positive year-to-date contributor. Gartner, CoStar Group, Charles Schwab, and AutoZone were also relative bright spots. These stocks held up far better than the market, helping to cushion the Fund’s year-to-date decline.

Cable broadband stocks have been pummeled as lackluster customer additions fell well short of expectations. Competitive intensity has increased as fixed wireless internet and fiber network alternatives gain subscribers. While more competition is never helpful, our broad take is that current trends overstate the long-term threat. Liberty Broadband’s primary asset is a 26% stake in Charter Communications. Charter is not sitting still; the company is adapting via footprint expansion into underserved areas, price-advantaged mobile line growth, and so on. Charter’s hefty free cash flows are valuable in the hands of proven, astute capital allocators. Time will tell, but to paraphrase country music artist Merle Haggard, we do not yet think cable’s good times are really over for good.

CarMax and Liberty Global detracted from results, and unfortunately both stocks may require some patience. Used car demand softened as vehicle prices remained high and borrowing costs rose, reducing affordability. CarMax’s unit volumes fell, while expenses continued to rise as the company invests for the omnichannel future. While the company continued to gain market share, near-term earnings will suffer. We think CarMax is well-positioned to weather the cyclical storm, but for now the stock is in the penalty box. Liberty Global owns a collection of European broadband providers that trade at a clear discount to our value estimate. In this bear market, investors have little tolerance for structural complexity, heavy U.K. exposure, stable but uninspiring operating results, and sum-of-the-parts math. The company is committed to taking advantage of relative valuation disparities, but bold strategic moves take time. We think it will be worth the wait.

CoStar Group posted strong quarterly results across its main business lines, and trends notably improved in their closely watched Apartments.com business. CoStar was also added to the S&P 500, providing another demand boost for the stock. We sold some shares into the price strength simply to keep a lid on position size. We trimmed Dun & Bradstreet and Liberty Latin America to concentrate in higher-conviction ideas, and we lightly pared the Fund’s Liberty Global holdings to match our risk appetite.

We believe that investing in businesses of all sizes, using our Quality at a Discount framework, is an enduring advantage of a multi-cap strategy. Valuation remains our North Star, and we think our stocks are priced at increasing discounts to business value. And while things may seem cloudy now, our current estimate is that the portfolio trades at a price-to-value in the mid 60s – a level that suggests ample long-term return potential from both our mid- and large-cap holdings.

24 2022 Semi-Annual Report

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(6/1/83)	Expense	Expense
WPVLX - Investor Class	(6.39)%	(27.32)%	(22.87)%	1.13%	3.01%	5.93%	6.87%	10.69%	1.09%	1.09%
WPVIX - Institutional Class	(6.32)	(27.22)	(22.72)	1.34	3.25	6.12	6.97	10.74	0.89	0.91
Russell 3000 Index	(4.46)	(24.62)	(17.63)	7.69	8.61	11.38	9.92	10.50
S&P 500 Index	(4.88)	(23.87)	(15.47)	8.15	9.23	11.69	9.83	10.76

Top 10 Stock Holdings
% of Net Assets
Berkshire Hathaway, Inc.	7.1
Alphabet, Inc.	7.0
CoStar Group, Inc.	5.6
Liberty Media Corp-Liberty SiriusXM	5.6
Visa, Inc.	4.3
Mastercard, Inc.	3.8
HEICO Corp.	3.6
Aon plc	3.5
LKQ Corp.	3.5
Vulcan Materials Co.	3.5
47.5

Industry Breakdown
% of Net Assets
Communication Services	23.1
Financials	21.1
Information Technology	19.8
Industrials	12.5
Materials	9.5
Consumer Discretionary	6.3
Health Care	5.9
Cash Equivalents/Other	1.8
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Costar Group	15.2%	5.1%	0.67%
Charles Schwab	14.1	2.8	0.28
Vulcan Materials	11.3	3.2	0.26
Gartner	14.2	2.3	0.21
HEICO – Class A	8.8	3.4	0.18

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Liberty Broadband – Series C	(36.2)%	4.2%	(1.61)%
CarMax, Inc.	(27.0)	3.4	(0.90)
Liberty Global – Class C	(25.3)	3.5	(0.84)
Alphabet – Class C	(12.1)	7.2	(0.82)
Markel	(16.2)	3.2	(0.55)

All data as of 9/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

2022 Semi-Annual Report 25

SHORT DURATION INCOME FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Short-Term Bond

The Short Duration Income Fund’s Institutional Class returned -0.80% in the third quarter compared to a -1.50% return for the Bloomberg 1-3 Year U.S. Aggregate Index. Year-to-date, the Fund’s Institutional Class returned -3.83% compared to a -4.58% return for the index. Negative absolute results are never pleasant to report, especially rare back-to-back-to-back quarters of negative results – a historic first for the Fund. Longer-term results (3-, 5-, and 10-year) continue to outpace the index.

Overview

The Federal Reserve continued raising short-term interest rates in the third quarter as inflationary pressures in the U.S. economy provided little signs of easing. The Federal Open Market Committee’s (FOMC’s) monetary actions have lifted the benchmark federal funds rate from zero at the beginning of 2022 to a range of 3.00-to-3.25% as of the end of the third quarter – with historically outsized rate hikes of 0.75% at their June, July, and September meetings. The chart below shows the unprecedented pace at which the FOMC is raising rates to get high inflation under control. No other rate hiking cycle has begun this steeply since the 1980s (when the Fed started targeting the federal funds rate as its primary tool for conducting monetary policy). And the Fed’s newfound fondness for hiking rates appears set to continue well into 2023 with some economists predicting the benchmark federal funds rate to hit as high as 5% sometime next year.

While the steepness of the 2022 curve has negatively impacted year-to-date returns for nearly all fixed income investors, it has also set the stage for more favorable forward returns. This can be seen in the Fund’s improved yield-to-worst (YTW) metric. As a reminder, YTW has historically been a reasonable predictor of forward returns. The Fund's YTW increased from 4.3% on June 30, 2022, to 5.6% on September 30, 2022 – exceeding the index’s YTW of 4.6% on September 30. The positive variance is attributable to timely investments in the third quarter (detailed below) and to the Fund’s approximately 23% weight in floating-rate securities versus no exposure in the index. The YTW for our floating-rate securities incorporates the market’s current expectations for higher short-term interest rates of more than 4% by year-end. The improved year-over-year YTW is also worth highlighting (box below). The Fund’s YTW remains meaningfully higher than the Bloomberg 1-3 Year U.S. Aggregate index, while the Fund’s interest rate risk (duration) is much lower.

YTW / Duration Analysis | Weitz Short Duration Income Fund vs. Bloomberg 1-3 Yr U.S. Agg
	9/30/2021	9/30/2022
Weitz Short:			Change	%
Yield to Worst	1.15%	5.68%	4.53%	394%
Overall Average Duration	1.60	1.52	(0.08)	(5)

	9/30/2021	9/30/2022
1-3 Yr U.S. Agg:			Change	%
Yield to Worst	0.40%	4.57%	4.17%	1,043%
Overall Average Duration	1.85	1.82	(0.03)	(2)

Portfolio Positioning

The table below shows the change in allocation to various sectors, from the prior quarter and from the prior year. This summary provides a view over time of how we have allocated capital. Since our goal is to invest in sectors that we believe offer the best risk-adjusted returns, our allocations may change significantly over time.

	9/30/2022	6/30/2022	Qtr Over	9/30/2021	Yr Over
	Current	Previous	Qtr	Previous	Yr
Sector (% Net Assets)	Quarter	Quarter	Change	Year	Change
Corporate Bonds	12.6	12.5	0.1	15.9	-3.3
Corporate Convertible Bonds	2.3	2.3	0.0	2.7	-0.4
Asset-Backed Securities (ABS)	36.1	34.4	1.7	29.0	7.1
Corporate Collateralized
Loan Obligations (CLO)*	12.0	11.5	0.5	10.6	1.4
Commercial Mortgage-
Backed Securities (CMBS)	11.0	11.2	-0.2	11.8	-0.8
Agency Mortgage-Backed
(MBS)	4.0	4.7	-0.7	7.4	-3.4
Non-Agency Mortgage-
Backed (RMBS)	5.9	6.7	-0.8	8.0	-2.1
Taxable Municipal Bonds	0.0	0.0	0.0	0.0	0.0
U.S. Treasury	25.3	24.8	0.5	20.9	4.4
Common Stocks	0.0	0.0	0.0	0.0	0.0
Cash & Equivalents	2.8	3.4	-0.6	4.2	-1.4
Total (does not include the
CLO line)	100.0	100.0		99.9
High Yield**	5.0	5.2	-0.2	5.3	-0.3

Average Effective Duration
(years)	1.5	1.6	-0.1	1.6	-0.1
Average Effective Maturity
(years)	3.1	3.2	-0.1	2.6	0.5

*Corporate CLOs are included in the ABS segment in the Fund’s schedule of investments but are additionally called out separately for the purposes of the discussion.

**High-Yield exposure (as of 09/30/2022) consists of investments in the Corporate, Corporate Convertible, ABS and CMBS sectors.

Totals may be greater or less than 100 due to rounding.

Investment activity remained strong in the third quarter as we sourced a little more than $106 million of new investments for the Fund, exceeding the Fund’s monthly/quarterly paydowns and maturities of securities (approximately $60 million in the third quarter). By design, the Fund has a distinct feature of having about 25%-30% of its holdings paydown or mature in any given year. This allows for frequent reinvestment of investor capital into areas of the fixed-income market that we believe provide the best current relative value opportunities. While this continuous reinvestment has been an occasional headwind as rates fell to historic lows in recent years, it should provide (and has provided) return upside when interest rates, particularly short-term rates, move higher as has been the case so far in 2022.

Noteworthy additions included:

26 2022 Semi-Annual Report

•	Asset-backed securities (ABS) issued by Lending Point (LDPT), Foresight Capital (FCRT), Ladder (LAD), Pagaya (PAID), Pawnee (PWNE), Conn’s (CONN) and Marlette (MFT), which are backed by automobile receivables, equipment, and unsecured consumer loans. Like most of our other ABS investments, these third quarter investments are short average life (less than 2.0 years), senior securities from recent securitizations. We had refrained from investing in most auto ABS in 2021 as we believed both base rates and credit spreads were too low to participate. Those decisions proved out in 2022 as nominal returns improved materially from rising base rates and credit spreads – all helping to meaningfully improve the Fund’s forward return prospects via improved an improved YTW metric.
•	Treasury securities, principally in the 2-to-3-year area, with late quarter additions in 5-year Treasuries.
•	Commercial real estate collateralized loan obligations (CRE CLOs) and middle-market collateralized loan obligations (MM CLOs) issued by Capital Four (C4US), Loancore Capital (LNCR), and Owl Rock (OR).

In terms of overall portfolio metrics, from June 30, 2022, to September 30, 2022, the Fund’s average effective maturity decreased from 3.2 years to 3.1 years, and its average effective duration declined from 1.6 years to 1.5 years. These measures provide a guide to the Fund’s interest rate sensitivity. A lower average effective maturity and shorter average effective duration reduce the Fund’s price sensitivity to changes in interest rates (either up or down). Another portfolio attribute to re-highlight is the Fund’s investments in floating-rate securities (mainly MM CLOs and CRE CLOs) – representing about 23% of Fund assets as of September 30, 2022. These investments have experienced increased coupon income due to the year-to-date tightening moves (increases in short-term interest rates) that the Fed has undertaken to combat inflation.

As of September 30, 2022, the Fund’s high-yield exposure as a percent of net assets was 5.0%, down from 5.2% on June 30, 2022. In last quarter’s Fund commentary, we commented favorably on high yield valuations – but a significant rally at the outset of the third quarter reduced favorable investment opportunities. Weakness in credit markets broadly as the third quarter came to a close has increased the relative attractiveness of certain high yield credits. Given the Fund can invest up to 15% of net assets in high yield, we are well-positioned to take advantage of any further valuation discrepancies and opportunities in the high yield area. Our approach, however, will most likely be focused on what might be termed “higher-quality high-yield.” That is, those companies whose business and balance sheet is strong and who can weather an economic disturbance caused by a possible recession.

Top Quarterly Contributors

•	CLOs (both CRE CLOs and MM CLOs) were the funds top quarterly contributors as meaningfully rising coupon income from adjustable-rate investments more than offset market value declines. ABS investments broadly and corporate bonds issued by Redwood Trust and Starwood Capital were also noteworthy contributors.

Top Quarterly Detractors

•	U.S. Treasury, agency, and non-agency residential mortgage-backed securities (RMBS) were the primary detractors in the quarter as rates rose and mortgage-backed spreads widened.

While it is particularly unpleasant to report on this year’s Fund performance, we are pleased to report that most of our investments continue to have underlying fundamentals (credit quality) that match, or exceed, original expectations. This solid year-to-date credit performance has been recognized by rating agencies with meaningfully more upgrades to credit ratings than downgrades (more than 20-to-1). Additionally, prepayments have allowed for reinvestment at meaningfully higher returns, helping to enhance our YTW of 5.6% at quarter-end.

Yogi Berra – the famous baseball player well-known for his many Yogi-isms – is credited with saying “it's tough to make predictions, especially about the future.” Good advice, especially in credit and equity markets. Our role as money managers, per one of the founders of Gavekal Research, is to “adapt” to market environments and not forecast.

Widespread worry/concerns/fears/confusion about the macro environment (further inflation, stagflation, possible recession, consumer spending slowdown, etc., etc.) often present opportunities for the fundamental investor. As a result, we are finding the best risk-adjusted return opportunities for the Weitz Short Duration Income Fund since the COVID pandemic. We are proceeding with caution, but with Treasury yields at or above 4% and higher-quality, investment-grade yields on offer at 5-7%, we believe that now may be a good time for investors to consider adding to their fixed income allocation.

We believe the Fed’s tightening cycle is in the later innings, possibly near the seventh-inning stretch in baseball parlance. Timing is always uncertain, and there could still be some price declines ahead. But despite the uncertainty as well as unsatisfactory year-to-date performance, we are increasingly encouraged by the forward return prospects of the Fund’s new and existing investments.

Definitions: Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds. Investment Grade Bonds are those securities rated at least BBB-. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below. Middle market refers to smaller companies, generally with earnings before interest, taxes, and amortization of generally less than $75 million. Yield to worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the underlying issuers defaulting.

2022 Semi-Annual Report 27

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/11)	Expense	Expense
WSHNX - Investor Class	(0.73)%	(3.86)%	(4.11)%	0.25%	1.04%	1.26%	2.90%	4.54%	0.55%	0.90%
WEFIX - Institutional Class	(0.80)	(3.83)	(4.06)	0.31	1.16	1.43	3.00	4.60	0.48	0.62

Bloomberg 1-3 Year U.S. Aggregate
Index	(1.50)	(4.58)	(5.11)	(0.52)	0.64	0.78	2.03	N/A

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
Investor	3.39%	3.28%
Institutional	3.47	3.34

Fixed Income Attributes
Portfolio Summary
Average Maturity	3.0 years
Average Effective Maturity	3.1 years
Average Duration	2.0 years
Average Effective Duration	1.5 years
Average Coupon	3.1%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	2.5
Less than 1 year	26.5
1 - 3 Years	37.3
3 - 5 Years	18.2
5 - 7 Years	9.1
7 - 10 Years	0.5
10 Years or more	5.9
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	25.4
U.S. Government Agency Mortgage
Related Securities	4.0
AAA	38.0
AA	10.0
A	3.3
BBB	11.8
BB	2.2
B	0.2
CCC	0.3
Non-Rated	2.3
Cash Equivalents	2.5
100.0

All data as of 09/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Mortgage-related securities issued and guaranteed by government-sponsored agencies such as Fannie Mae and Freddie Mac are generally not rated by rating agencies. Securities that are not rated do not necessarily indicate low quality. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

28 2022 Semi-Annual Report

ULTRA SHORT GOVERNMENT FUND
Portfolio Managers: Tom Carney, CFA & Nolan Anderson
Investment Style: Ultra-Short-Term Bond

The Ultra Short Government Fund returned +0.33% in the second quarter compared to a +0.39% return for the ICE BofAML US 6-Month Treasury Bill Index (6-Month Treasury). Year-to-date, the Fund returned +0.43% compared to a +0.38% return for the index. In a year where positive investment returns have been more and more scarce, even for ultra-short-term investors, we’re pleased to report even modest ‘green’ (positive) results for the quarter and year-to-date.

Overview

The Federal Reserve continued raising short-term interest rates in the third quarter of 2022 as inflationary pressures in the U.S. economy provided little signs of easing. The Federal Open Market Committee’s (FOMC’s) monetary actions have lifted the benchmark federal funds rate from zero at the beginning of 2022 to a range of 3.00-to-3.25% as of the end of the third quarter –with historically outsized rate hikes of 0.75% at their June, July, and September meetings. The chart below shows the unprecedented pace at which the FOMC is raising rates to get high inflation under control. No other rate hiking cycle has begun this steeply since the 1980s (when the Fed started targeting the federal funds rate as its primary tool for conducting monetary policy). And the Fed’s newfound fondness for hiking rates appears set to continue well into 2023 with some economists predicting the benchmark federal funds rate to hit as high as 5% sometime next year.

The Federal Reserve’s monetary policy decisions (e.g., changes in short-term interest rates) will continue to affect all investments within our opportunity set. As a result, our yield and returns will invariably follow the path dictated by the Federal Reserve’s monetary policy, as we frequently reinvest maturities with holdings that mature in a short period of time. As of September 30, 81.9% of our portfolio was invested in U.S. Treasury notes, 5.2% in investment-grade asset-backed securities, and 12.9% in a high-quality money market fund. The average effective duration was unchanged in the quarter at 0.1 years. The Fund’s 30-day yield increased approximately 192 basis points in the quarter to 2.48% as of September 30. A more forward-looking data point is the Fund’s yield-to-worst (YTW), which stood at 2.7% as of September 30. As a reminder, YTW has historically been a reasonable predictor of forward returns.

Given the Fed’s intentions to continue raising short-term interest rates (highly likely at the two remaining meetings in 2022), the Fund’s 30-day yield will likely increase in the months and quarters to follow as we re-invest maturing investments at likely more favorable levels. The Fund’s historically low duration level will continue to be an aid in actively taking advantage of improved forward return opportunities.

Under normal market conditions, the Fund will invest at least 80% of its net assets in obligations issued or guaranteed by the U.S. government and its government-related entities. The balance of Fund assets may be invested in U.S. investment-grade debt securities. Additionally, the Fund will maintain an average effective duration of one year or less. Duration is a measure of how sensitive the portfolio may be to changes in interest rates. All else equal, a lower-duration bond portfolio is less sensitive to changes in interest rates (either up or down) than a bond portfolio with a higher duration. Over time, this shorter-term focus (duration of less than one year) is intended to generate higher total returns than cash or money market funds, while also taking less interest rate risk than a bond portfolio with a higher duration.

The Fund’s principal investment strategies and objectives of providing current income, protecting principal, and providing liquidity remain our primary goals.

Definitions: 30-Day SEC Yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/or expense reimbursements during the period. Without such fee waivers and/or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect. Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates. Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies. Non-Investment Grade Bonds are those securities (commonly referred to as “high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies.

2022 Semi-Annual Report 29

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(8/1/91)	Expense	Expense
SAFEX	0.33%	0.43%	0.37%	0.62%	1.17%	0.65%	1.10%	2.19%	0.20%	0.68%
ICE BofA U.S. 6-Month Treasury Bill Index	0.39	0.38	0.39	0.68	1.25	0.82	1.47	2.71

30-Day SEC Yield
Share Class	Subsidized	Unsubsidized
	2.48%	2.19%

Fixed Income Attributes
Portfolio Summary
Average Maturity	0.1 years
Average Effective Maturity	0.1 years
Average Duration	0.1 years
Average Effective Duration	0.1 years
Average Coupon	1.6%

Maturity Distribution
Maturity	% of Portfolio
Cash Equivalents	12.9
Less than 1 year	86.2
1 - 3 Years	0.9
100.0

Credit Quality
Underlying Securities	% of Portfolio
U.S. Treasury	81.9
AAA	2.8
AA	0.4
A	1.9
BBB	0.1
Cash Equivalents	12.9
100.0

All data as of 9/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance result would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Credit ratings are assigned to underlying securities utilizing ratings from a Nationally Recognized Statistical Rating Organization (NRSRO) such as Moody’s and Fitch, or other rating agencies and applying the following hierarchy: security is determined to be Investment Grade if it has been rated at least BBB- by one credit rating agency; once determined to be Investment Grade (BBB- and above) or Non-Investment Grade (BB+ and below) where multiple ratings are available, then the lowest rating is assigned. Ratings are shown in the Fitch scale (e.g., AAA). Ratings and portfolio credit quality may change over time. The Fund itself has not been rated by a credit rating agency.

Source (Fixed Income Attributes, Credit Quality, and Maturity Distribution): Bloomberg Analytics

30 2022 Semi-Annual Report

VALUE FUND
Portfolio Manager: Brad Hinton, CFA
Investment Style: Large-Cap Value

The Value Fund’s Institutional Class returned -7.10% for the third quarter compared to -4.61% for the Russell 1000. Year-to-date, the Fund’s Institutional Class has returned -28.20% compared to -24.59% for the Russell 1000.

The third quarter was another adventure for investors. Stocks staged a classic bear market rally for the better part of two months. Then in late August, Fed Chair Jerome Powell quickly changed the mood at the Jackson Hole Economic Symposium. He opened his speech by saying “Today, my remarks will be shorter, my focus narrower, and my message more direct.” Direct, it was. Job one would be taming inflation. To that end, the Fed would continue to raise interest rates via “forceful and rapid steps to moderate demand.” Chair Powell suggested clearly that the path ahead would “bring some pain to households and businesses.” Investors got the message and scrambled for cover, with the broad stock indexes declining to fresh 2022 lows at quarter-end.

Monetary policy works with a meaningful lag. While we cannot predict the full economic impact of the Fed’s actions, it seems clear that there will be both intended and unintended consequences along the way. Near-term earnings are the wildcard with a potential recession looming on the horizon. In our view, the case for owning durable, resilient, and adaptable businesses has never been stronger. We like our collection of companies, and we think their stocks are generally priced at sensible (or better) levels.

CoStar Group, Vulcan Materials, Charles Schwab, and Gartner were the Fund’s largest quarterly contributors, all posting double-digit returns. Liberty Broadband, Alphabet, CarMax, and Adobe were the Fund’s largest quarterly detractors, with declines ranging from 12% at Alphabet to 36% at Liberty Broadband. Perhaps fitting for a bear market, we think the “winners” and the “losers” on the list continue to trade at discounts to our value estimates. We still own them all.

Meta Platforms, Liberty Broadband, Alphabet, CarMax, and Salesforce were the Fund’s largest year-to-date detractors. JPMorgan Chase was the Fund’s only positive contributor year-to-date, due to a timely sale back in January. AutoZone, Charles Schwab, Aon, and CoStar Group were also relative bright spots. These stocks held up far better than the market, helping to cushion the Fund’s year-to-date decline.

Many of the Fund’s highly profitable, lower multiple, and ostensibly more defensive holdings have fully participated in the year’s drawdown. Examples of these “baseload” positions include LabCorp, Oracle, and Fidelity National Information Services. We can explain why these stocks are down, but the amount they have declined seems excessive. We have rechecked our assumptions and stayed the course.

Cable broadband stocks have been pummeled as lackluster customer additions fell well short of expectations. Competitive intensity has increased as fixed wireless internet and fiber network alternatives gain subscribers. While more competition is never helpful, our broad take is that current trends overstate the long-term threat. We reshaped the Fund’s exposure by adding to Liberty Broadband and exiting Comcast. The idea is to create more concentrated upside potential via the pure-play Liberty Broadband, with less overall exposure to the industry. Liberty Broadband’s primary asset is a 26% stake in Charter Communications. Charter is not sitting still; the company is adapting via footprint expansion into underserved areas, price-advantaged mobile line growth, and so on. Charter’s hefty free cash flows are valuable in the hands of proven, astute capital allocators. Time will tell, but to paraphrase country music artist Merle Haggard, we do not yet think cable’s good times are really over for good.

Software stocks continued to slide, but Adobe created its own drama when the company agreed to acquire privately held Figma for an eye-popping $20 billion. Figma’s strategic fit with Adobe’s creative business is quite sound, perhaps exceptional, but the price tag was undeniably high. The deal raised questions about our quality score assessment, particularly around capital allocation, management, and competitive position. We reset growth expectations and lowered our business value estimate, but not nearly as much as the stock price declined. While our diligence is ongoing, we answered enough to add modestly to the position. Our equity research analyst will have an opportunity to keep drilling deeper at the upcoming Adobe MAX user conference and financial investor meeting. If our views change as we learn more, so will our positioning.

The portfolio is focused and well-aligned with our vision for successful large-cap investing. We have concentrated ownership stakes in 26 companies, with the top ten representing 48% of the portfolio. Each position is significant enough to matter, yet none can individually make or break our results. Our current estimate is that the portfolio trades at a price-to-value in the mid 60s, though these estimates are more fluid than usual. We believe that most holdings have a chance for healthy gains over a multi-year period. Others are priced for adequate return potential primarily from expected growth in per-share business value.

2022 Semi-Annual Report 31

Returns

						Annualized
								Since
								Inception	Net	Gross
	QTD	YTD	1 YR	3 YR	5 YR	10 YR	20 YR	(5/9/86)	Expense	Expense
WVALX - Investor Class	(7.17)%	(28.30)%	(24.29)%	4.73%	7.19%	8.46%	7.59%	9.78%	1.04%	1.04%
WVAIX - Institutional Class	(7.10)	(28.20)	(24.16)	4.93	7.41	8.64	7.69	9.83	0.89	0.90
S&P 500 Index	(4.88)	(23.87)	(15.47)	8.15	9.23	11.69	9.83	10.31
Russell 1000 Index	(4.61)	(24.59)	(17.22)	7.94	8.99	11.60	9.96	10.11

Top 10 Stock Holdings
% of Net Assets
Alphabet, Inc.	7.2
CoStar Group, Inc.	5.6
Danaher Corp.	5.3
Thermo Fisher Scientific, Inc.	4.6
Vulcan Materials Co.	4.4
Analog Devices, Inc.	4.4
Berkshire Hathaway, Inc.	4.3
Visa, Inc.	4.2
Mastercard, Inc.	4.2
Meta Platforms, Inc.	3.8
48.0

Industry Breakdown
% of Net Assets
Information Technology	34.3
Communication Services	18.1
Financials	13.4
Health Care	13.0
Materials	6.9
Consumer Discretionary	5.8
Industrials	5.6
Cash Equivalents/Other	2.9
100.0

Top Stock Performers
		Average
	Return	Weight	Contribution
Costar Group	15.3%	5.2%	0.67%
Vulcan Materials	11.3	4.0	0.32
Charles Schwab	14.1	2.8	0.27
Gartner, Inc.	14.4	3.1	0.26
Amazon	6.4	3.1	0.09

Bottom Stock Performers
		Average
	Return	Weight	Contribution
Liberty Broadband – Series C	(36.3)%	4.2%	(1.69)%
Alphabet – Class C	(12.09)	7.4	(0.85)
CarMax, Inc.	(27.02)	3.3	(0.81)
Adobe	(24.96)	2.8	(0.65)
Fidelity National Information	(17.09)	3.9	(0.64)

All data as of 9/30/2022 unless otherwise indicated. Data quoted is past performance and current performance may be lower or higher. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. All investments involve risks, including possible loss of principal. Please visit weitzinvestments.com for the most recent month-end performance.

Investment results reflect applicable fees and expenses and assume all distributions are reinvested but do not reflect the deduction of taxes an investor would pay on distributions or share redemptions. The Fund has entered into fee waiver and/or expense reimbursement arrangements with the Investment Advisor by which the Advisor has contractually agreed to waive a portion of the Advisor’s fee and reimburse certain expenses (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses) to limit the total annual fund operating expenses of the Fund’s average daily net assets through 07/31/2023. If this arrangement had not been in place, the performance results would have been lower. The net expense ratio reflects the total annual fund operating expenses of the Fund after taking into account any such fee waiver and/or expense reimbursement. Net and gross expense ratios are as of the Fund’s most recent prospectus.

See page 9 for additional performance disclosures. See page 81 for a description of all indices. See page 82 for a Glossary of Terms.

Contributions to performance are based on actual daily holdings. Returns shown are the actual quarterly returns of the security.

Source (Top Performers, Bottom Performers): Statpro

Source (Capitalization): Bloomberg Analytics

32 2022 Semi-Annual Report

BALANCED FUND
Schedule of Investments
September 30, 2022 (Unaudited)

Common Stocks - 40.6%a
	% of Net
Information Technology	Assets	Shares	$ Value
Data Processing & Outsourced Services	4.3
Visa, Inc. - Class A		17,000	3,020,050
Mastercard, Inc. - Class A		10,500	2,985,570
Fidelity National Information Services, Inc.		26,000	1,964,820

Systems Software	3.1
Microsoft Corp.		17,500	4,075,750
Oracle Corp.		30,000	1,832,100

Semiconductors	2.9
Analog Devices, Inc.		26,000	3,622,840
Texas Instruments, Inc.		11,301	1,749,169

Application Software	1.2
Roper Technologies, Inc.		6,200	2,229,768

IT Consulting & Other Services	1.1
Accenture plc - Class A(a)		8,000	2,058,400

	12.6		23,538,467
Financials

Multi-Sector Holdings	2.1
Berkshire Hathaway, Inc. - Class B(b)		15,000	4,005,300

Insurance Brokers	2.0
Aon plc - Class A(a)		14,000	3,750,180

Property & Casualty Insurance	1.7
Markel Corp.(b)		2,850	3,090,027

Investment Banking & Brokerage	1.4
The Charles Schwab Corp.		35,000	2,515,450

Financial Exchanges & Data	1.2
S&P Global, Inc.		7,500	2,290,125

Diversified Banks	1.0
JPMorgan Chase & Co.		17,000	1,776,500

Mortgage REITs	0.3
Redwood Trust, Inc.		108,485	622,704
	9.7		18,050,286
Health Care

Health Care Equipment	2.3
Danaher Corp.		16,500	4,261,785

Life Sciences Tools & Services	1.9
Thermo Fisher Scientific, Inc.		6,850	3,474,251

Health Care Services	1.7
Laboratory Corp. of America Holdings		16,000	3,276,960
	5.9		11,012,996
Materials

Construction Materials	3.6
Vulcan Materials Co.		23,000	3,627,330
Martin Marietta Materials, Inc.		9,500	3,059,855

	% of Net
Materials	Assets	Shares	$ Value

Industrial Gases	1.1
Linde plc(a)		8,136	2,193,384
	4.7		8,880,569
Communication Services

Interactive Media & Services	1.8
Alphabet, Inc. - Class C(b)		34,360	3,303,714

Cable & Satellite	1.7
Liberty Broadband Corp. - Class C(b)		22,000	1,623,600
Comcast Corp. - Class A		55,000	1,613,150
	3.5		6,540,464
Industrials

Industrial Machinery	2.4
IDEX Corp.		12,000	2,398,200
Fortive Corp.		35,000	2,040,500

Industrial Conglomerates	0.9
Honeywell International, Inc.		9,944	1,660,350
	3.3		6,099,050
Consumer Staples

Distillers & Vintners	0.9
Diageo plc - ADR(a)		10,000	1,698,100
Total Common Stocks (Cost $50,935,811)			75,819,932

Non-Convertible Preferred Stocks - 0.9%

Qurate Retail, Inc. 3/15/31 (Cost $3,461,303)		35,000	1,593,900

Corporate Bonds - 1.2%
		$ Principal
		Amount	$ Value
AutoZone, Inc.
3.63% 4/15/25		500,000	481,620
JPMorgan Chase & Co.
3.38% 5/1/23		500,000	497,005
JPMorgan Chase Co.
3.84% 6/14/25 Floating Rate (SOFR + 98)		200,000	194,670
Markel Corp.
3.63% 3/30/23		500,000	497,790
U.S. Bancorp
2.4% 7/30/24		500,000	480,043
Total Corporate Bonds (Cost $2,203,213)			2,151,128

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 33

Corporate Convertible Bonds - 1.0%
	$ Principal
	Amount	$ Value
Redwood Trust, Inc.
5.63% 7/15/24 (Cost $1,916,058)	2,000,000	1,814,931

Asset-Backed Securities - 9.1%

Automobile
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-2 Class D - 2.13% 3/18/26	400,000	375,548
ARI Fleet Lease Trust (ARIFL)
Series 2020-A Class A - 1.77% 8/15/28(c)	6,285	6,283
Series 2022-A Class A2 - 3.12% 1/15/31(c)	100,000	98,210
Carmax Auto Owner Trust (CARMX)
Series 2012-2 Class C - 3.16% 2/18/25	500,000	494,789
CFMT LLC (CFMT)
Series 2021-AL1 Class B - 1.39% 9/22/31(c)	446,981	422,669
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 - 0.47% 4/15/33(c)	289,359	283,473
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(c)	29,310	29,269
Series 2020-1 Class A - 1.78% 12/22/25(c)	110,452	109,663
Flagship Credit Auto Trust (FCAT)
Series 2020-4 Class C - 1.28% 2/16/27(c)	300,000	286,266
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-2 Class A2 - 4.49% 3/16/26(c)	500,000	495,979
GLS Auto Receivables Issuer Trust (GCAR)
Series 2021-1A Class C - 1.2% 1/15/27(c)	475,000	463,515
Series 2021-4A Class A - 0.84% 7/15/25(c)	234,922	231,208
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-1 Class A5 - 0.99% 1/25/28(c)	158,865	156,014
Series 2020-2 Class A2 - 0.84% 2/25/28(c)	30,412	29,627
Series 2021-1 Class A2 - 0.88% 9/25/28(c)	328,557	317,463
Series 2021-2 Class A4 - 0.89% 12/26/28(c)	259,207	249,459
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A - 1.3% 8/17/26(c)	502,516	484,532
Series 2022-1A Class A - 5.21% 6/15/27(c)	632,908	621,320
Onemain Direct Auto Receivables Trust (OMDAR)
Series 2021-1A Class A - 0.87% 7/14/28(c)	500,000	462,754
OneMain Direct Auto Receivables Trust (ODART)
Series 2022-1A Class C - 1.42% 7/14/28(c)	200,000	174,021
Santander Drive Auto Receivables Trust (SDART)
Series 2020-2 Class D - 2.22% 9/15/26	375,000	366,276
Series 2020-3 Class C - 1.12% 1/15/26	142,690	141,664
Series 2020-4 Class C - 1.01% 1/15/26	180,878	178,802
Series 2022-6 Class A2 - 4.37% 5/15/25	150,000	149,498
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class B - 2.45% 3/25/26(a) (c)	43,869	43,554
Westlake Automobile Receivables Trust (WLAKE)
Series 2021-2A Class B - 0.62% 7/15/26(c)	256,000	247,297
Series 2022-1A Class A2A - 1.97% 12/16/24(c)	224,005	221,971
Wheels SPV 2 LLC (WHLS)
Series 2020-1A Class A2 - 0.51% 8/20/29(c)	476,556	470,365
		7,611,489

Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO LP (ABPCI)
Series 2020-10A Class A - 4.66% 1/20/32 Floating Rate
(Qtrly LIBOR + 195)(a) (c) (d)	500,000	491,915

Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class A1 - 4.21% 10/20/33 Floating Rate
(Qtrly LIBOR + 150)(c) (d)	500,000	487,962
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A - 4.41% 4/20/33 Floating Rate
(Qtrly LIBOR + 170)(a) (c) (d)	500,000	475,881
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class A1 - 5.81% 10/20/30 Floating Rate
(TSFR3M + 214)(a) (c) (d)	500,000	491,366
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A - 4.36% 10/15/31 Floating Rate
(Qtrly LIBOR + 185)(a) (c) (d)	500,000	495,157
Series 2021-6A Class A - 3.91% 11/22/33 Floating Rate
(Qtrly LIBOR + 140)(a) (c) (d)	171,145	170,485
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 - 4.28% 10/24/33 Floating Rate
(Qtrly LIBOR + 150)(a) (c) (d)	250,000	230,625
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2021-15A Class A2 - 4.33% 4/25/33 Floating
Rate (Qtrly LIBOR + 155)(a) (c) (d)	500,000	476,580
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2021-54A Class A2 - 4.36% 8/5/33 Floating Rate
(Qtrly LIBOR + 153)(a) (c) (d)	500,000	486,859
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 - 4.77% 9/14/33 Floating Rate
(Qtrly LIBOR + 150)(a) (c) (d)	500,000	482,119
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 - 3.96% 4/20/29 Floating Rate
(Qtrly LIBOR + 125)(a) (c) (d)	500,000	483,056

		4,772,005
Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2021-A Class A4 - 0.88% 8/15/25(c)	70,790	70,353
Foundation Finance Trust (FFIN)
Series 2021-2A Class A - 2.19% 1/15/42(c)	186,761	170,839
Lendingpoint Asset Securitization Trust (LDPT)
Series 2022-C Class A - 6.56% 2/15/30(c)	500,000	500,254
Marlette Funding Trust (MFT)
Series 2022-1A Class A - 1.36% 4/15/32(c)	132,736	129,784
Octane Receivables Trust (OCTL)
Series 2020-1A Class A2 - 1.71% 2/20/25(c)	97,800	96,635
Series 2021-1A Class A5 - 0.93% 3/22/27(c)	64,302	62,142
Series 2021-2A Class A - 1.21% 9/20/28(c)	156,568	149,812
Series 2022-1A Class A2 - 4.18% 3/20/28(c)	279,519	278,366
Series 2022-2A Class A - 5.11% 2/22/28(c)	238,372	236,770
Upstart Securitization Trust (UPST)
Series 2021-3 Class A - 0.83% 7/20/31(c)	97,869	94,757
Series 2021-5 Class A - 1.31% 11/20/31(c)	143,875	139,124

		1,928,836
Equipment
Amur Equipment Finance Receivables LLC (AXIS)
Series 2021-1A Class A2 - 0.75% 11/20/26(c)	430,754	414,192
Amur Equipment Finance Receivables XI LLC (AXIS)
Series 2022-2A Class A2 - 5.3% 6/21/28(c)	150,000	148,990
CCG Receivables Trust (CCG)
Series 2019-2 Class A - 2.11% 3/15/27(c)	33,475	33,389
Dell Equipment Finance Trust (DEFT)
Series 2021-2 Class A2 - 0.53% 12/22/26(c)	625,000	595,469
Series 2022-1 Class A2 - 2.11% 8/22/27(c)	250,000	245,963

The accompanying notes form an integral part of these financial statements.

34 2022 Semi-Annual Report

BALANCED FUND (CONTINUED)
Schedule of Investments
September 30, 2022 (Unaudited)

	$ Principal
	Amount	$ Value
DLLST LLC (DLLST)
Series 2022-1A Class A2 - 2.79% 1/22/24(c)	500,000	494,444
Greatamerica Leasing Receivables Funding LLC (GALC)
Series 2021-1 Class B - 0.72% 12/15/26(c)	500,000	449,278
MMAF Equipment Finance LLC (MMAF)
Series 2022-A Class A2 - 2.77% 2/13/25(c)	375,000	367,794
		2,749,519

Total Asset-Backed Securities (Cost $17,455,800)		17,061,849

Commercial Mortgage-Backed Securities - 2.6%

AREIT Trust (AREIT)
Series 2021-CRE5 Class A - 4.07% 7/17/26 Floating Rate
(Mthly LIBOR + 108)(c)	433,615	420,914
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 4.87% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(c)	125,000	123,639
FS Rialto Issuer Ltd. (FSRI)
Series 2022-FL5 Class A - 5.32% 6/19/27 Floating Rate
(TSFR1M + 230)(a) (c)	500,000	494,042
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A - 4.24% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(a) (c)	350,662	346,041
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 - 3.99% 6/16/36 Floating Rate
(Mthly LIBOR + 105)(a) (c)	250,000	240,967
Series 2021-FL2 Class A4 - 3.94% 9/19/26 Floating
Rate (Mthly LIBOR + 100)(a) (c)	250,000	240,056
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 - 4.01% 2/15/39 Floating Rate
(Mthly LIBOR + 107)(a) (c)	500,000	483,125
Series 2022-FL3 Class A - 4.47% 2/15/39 Floating Rate
(Mthly SOFR + 145)(a) (c)	500,000	481,250
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class D - 5.77% 5/15/28 Floating Rate
(US0001M + 295)(a) (c)	400,000	391,235
Series 2021-CRE5 Class A - 4.12% 7/15/36 Floating Rate
(Mthly LIBOR + 130)(a) (c)	500,000	485,625
Series 2022-CRE7 Class A - 3.83% 1/17/37 Floating Rate
(SOFR 30 Day Avg + 155)(a) (c)	250,000	242,053
PFP Ltd. (PFP)
Series 2022-9 Class A - 5.32% 8/19/35 Floating Rate
(TSFR1M + 218)(a) (c)	250,000	249,531
STWD Ltd. (STWD)
Series 2022-FL3 Class A - 3.64% 11/15/38 Floating Rate
(SOFR 30 Day Avg + 135)(a) (c)	500,000	484,406
VMC Finance LLC (VMC)
Series 2021-FL4 Class A - 4.09% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(c)	249,793	243,938

Total Commercial Mortgage-Backed Securities (Cost $5,045,065)		4,926,822

Mortgage-Backed Securities - 2.6%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A - 4% 3/15/25	8,667	8,630

	$ Principal
	Amount	$ Value
Pass-Through Securities
Pool# J14649 – 3.5% 4/1/26	18,435	17,556
Pool# E02948 – 3.5% 7/1/26	40,490	38,569
Pool# J16663 – 3.5% 9/1/26	21,889	20,811
Pool# ZS8692 – 2.5% 4/1/33	147,378	134,802
		220,368

Federal National Mortgage Association
Pass-Through Securities
Pool# AR8198 – 2.5% 3/1/23	4,784	4,764
Pool# MA1502 – 2.5% 7/1/23	5,302	5,271
Pool# 995755 – 4.5% 5/1/24	1,618	1,594
Pool# AB1769 – 3% 11/1/25	15,753	15,440
Pool# AB3902 – 3% 11/1/26	39,593	38,571
Pool# AK3264 – 3% 2/1/27	31,238	30,377
Pool# AB6291 – 3% 9/1/27	174,876	169,341
Pool# MA3189 – 2.5% 11/1/27	147,608	141,571
Pool# MA3791 – 2.5% 9/1/29	319,303	296,072
Pool# BM5708 – 3% 12/1/29	166,452	161,041
Pool# AS7701 – 2.5% 8/1/31	787,369	731,402
Pool# MA3540 – 3.5% 12/1/33	86,297	81,896
		1,677,340

Government National Mortgage Association
Pass-Through Securities
Pool# 5255 – 3% 12/20/26	38,262	37,292

Non-Government Agency
Collateralized Mortgage Obligations
Flagstar Mortgage Trust (FSMT)
Series 2021-7 Class B - 2.5% 8/25/51(c) (d)	424,886	367,065
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2022-PJ1 Class AB - 2.5% 5/28/52(c) (d)	466,953	402,710
JPMorgan Mortgage Trust (JPMMT)
Series 2014-5 Class B - 2.82% 10/25/29(c) (d)	57,019	53,826
Series 2016-3 Class A - 2.98% 10/25/46(c) (d)	165,302	149,812
Series 2017-3 Class A - 2.5% 8/25/47(c) (d)	201,276	178,362
Series 2020-7 Class A - 3% 1/25/51(c) (d)	43,467	42,458
Series 2020-8 Class A - 3% 3/25/51(c) (d)	89,623	86,147
Series 2021-6 Class B - 2.5% 10/25/51(c) (d)	550,171	474,479
Series 2021-8 Class B - 2.5% 12/25/51(c) (d)	408,449	353,655
Series 2022-2 Class A4A - 2.5% 8/25/52(c) (d)	329,064	283,464
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A - 3% 2/25/50(c) (d)	51,776	50,746
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(c) (d)	391,701	339,860
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(c) (d)	41,704	41,048
Series 2020-3 Class A - 3% 4/25/50(c) (d)	43,178	41,721
		2,865,353
Total Mortgage-Backed Securities (Cost $5,364,899)		4,800,353

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 35

U.S. Treasuries - 39.5%
	$ Principal
	Amount	$ Value
U.S. Treasury Notes
2% 11/30/22	3,000,000	2,994,287
2% 2/15/23	1,000,000	993,729
2.5% 3/31/23	2,000,000	1,987,157
1.63% 5/31/23	2,000,000	1,967,969
2.5% 8/15/23	2,000,000	1,969,927
2.88% 10/31/23	1,000,000	985,078
1.63% 10/31/23	2,000,000	1,944,062
2.13% 11/30/23	2,000,000	1,951,914
2.75% 2/15/24	2,000,000	1,957,656
2.13% 2/29/24	2,000,000	1,940,469
2% 4/30/24	2,000,000	1,929,453
2.5% 5/31/24	1,000,000	971,191
3% 6/30/24	2,000,000	1,956,680
1.25% 8/31/24	3,000,000	2,836,055
0.38% 9/15/24	2,000,000	1,855,547
2.25% 10/31/24	1,500,000	1,440,644
0.75% 11/15/24	2,000,000	1,858,594
1.13% 1/15/25	2,000,000	1,863,672
1.38% 1/31/25	2,000,000	1,873,672
2% 2/15/25	2,000,000	1,898,437
2.63% 3/31/25	2,000,000	1,923,437
0.38% 4/30/25	2,000,000	1,811,992
2.75% 5/15/25	3,000,000	2,887,383
0.25% 6/30/25	2,000,000	1,795,430
0.25% 7/31/25	2,000,000	1,788,008
3.13% 8/15/25	2,000,000	1,938,828
2.75% 8/31/25	2,000,000	1,918,203
3% 10/31/25	2,000,000	1,929,219
0.38% 11/30/25	2,000,000	1,773,555
0.38% 1/31/26	1,000,000	881,016
0.5% 2/28/26	4,000,000	3,530,469
2.38% 4/30/26	1,500,000	1,410,234
0.75% 5/31/26	2,000,000	1,766,719
1.5% 8/15/26	2,000,000	1,809,375
1.63% 10/31/26	4,000,000	3,624,219
2% 11/15/26	500,000	459,258
1.88% 2/28/27	2,000,000	1,821,875
0.5% 8/31/27	2,000,000	1,685,078
2.25% 11/15/27	2,000,000	1,830,625

Total U.S. Treasuries (Cost $77,839,640)		73,761,116

Cash Equivalents - 2.4%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7%(e)	1,483,975	1,483,975
U.S. Treasury Bill 2.11% 10/18/22 (f)	3,000,000	2,996,842
Total Cash Equivalents (Cost $4,480,472)		4,480,817
Total Investments in Securities (Cost $168,702,261)		186,410,848

Cash due to Custodian - 0.0%		(1,245)
Other Assets Less Other Liabilities - 0.1%		117,968
Net Assets - 100%		186,527,571
Net Asset Value Per Share - Investor Class		14.79
Net Asset Value Per Share - Institutional Class		14.81

(a)	Foreign domiciled entity.
(b)	Non-income producing.
(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(d)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(e)	Rate presented represents the 30 day average yield at September 30, 2022.
(f)	Interest rates presented represent the effective yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

36 2022 Semi-Annual Report

CORE PLUS INCOME FUND
Schedule of Investments
September 30, 2022 (Unaudited)

Corporate Bonds - 21.5%
	$ Principal
	Amount	$ Value
Abercrombie & Fitch Management Co.
8.75% 7/15/25(a)	1,428,000	1,394,206
Alexandria Real Estate Equities, Inc.
3.95% 1/15/28	366,000	338,561
American Airlines Group, Inc.
3.75% 3/1/25^ (a)	1,000,000	818,980
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	3,300,000	3,104,755
5.75% 4/20/29(a)	1,000,000	874,275
Ares Capital Corp.
2.88% 6/15/28	1,000,000	788,612
Ashtead Capital, Inc.
4.38% 8/15/27(a)	1,000,000	919,475
4% 5/1/28(a)	670,000	588,967
2.45% 8/12/31(a)	500,000	368,229
AT&T, Inc.
6.8% 5/15/36	713,000	732,193
Axalta Coating Systems LLC
3.38% 2/15/29(a)	624,000	490,139
Bath & Body Works, Inc.
6.95% 3/1/33	3,675,000	2,961,526
6.88% 11/1/35	301,000	252,176
6.75% 7/1/36	2,756,000	2,275,422
Berkshire Hathaway Finance Corp.
4.25% 1/15/49	500,000	417,278
Broadcom, Inc.
3.42% 4/15/33(a)	350,000	267,783
3.14% 11/15/35(a)	1,014,000	712,639
Cantor Fitzgerald LP
4.5% 4/14/27(a)	1,500,000	1,392,631
Carlisle Cos., Inc.
3.5% 12/1/24	532,000	512,454
3.75% 12/1/27	500,000	455,393
CDW LLC / CDW Finance Corp.
3.28% 12/1/28	1,000,000	836,395
Charter Communications Operating LLC/Charter
Communications Operating Capital
4.2% 3/15/28	650,000	584,640
Choice Hotels International, Inc.
3.7% 1/15/31	250,000	208,153
Cinemark USA, Inc.
5.88% 3/15/26(a)	500,000	418,641
5.25% 7/15/28(a)	3,000,000	2,312,385
Compass Group Diversified Holdings LLC
5.25% 4/15/29(a)	2,081,000	1,635,905
Cox Communications, Inc.
3.5% 8/15/27(a)	842,000	772,142
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.5% 10/20/25(a)	560,000	543,903
4.75% 10/20/28(a)	1,100,000	1,025,996
Devon Energy Corp.
5.25% 10/15/27	325,000	325,969
4.5% 1/15/30	920,000	838,610
Diamondback Energy, Inc.
3.25% 12/1/26	75,000	69,269
3.5% 12/1/29	100,000	86,448
Dick's Sporting Goods, Inc.
3.15% 1/15/32	500,000	381,543
Dow Chemical Co. (The)
4.25% 10/1/34	1,052,000	892,945

	$ Principal
	Amount	$ Value
Drax Finco PLC
6.63% 11/1/25(a) (b)	1,000,000	964,895
Duke Energy Carolinas LLC
6% 12/1/28	445,000	458,702
Element Fleet Management Corp.
3.85% 6/15/25(a) (b)	1,000,000	947,573
Energy Transfer LP
2.9% 5/15/25	500,000	466,611
4.75% 1/15/26	200,000	192,922
Enterprise Products Operating LLC
4.45% 2/15/43	990,000	798,221
EPR Properties
4.75% 12/15/26	1,250,000	1,111,227
4.5% 6/1/27	1,330,000	1,149,956
4.95% 4/15/28	830,000	715,695
Essential Properties LP
2.95% 7/15/31	2,750,000	2,013,091
Expedia Group, Inc.
3.8% 2/15/28	484,000	430,523
3.25% 2/15/30	90,000	73,110
Gap, Inc. (The)
3.88% 10/1/31(a)	106,000	67,624
Georgia-Pacific LLC
7.25% 6/1/28	1,000,000	1,100,681
Hercules Capital, Inc.
2.63% 9/16/26	1,000,000	819,411
Highwoods Realty LP
2.6% 2/1/31	500,000	375,519
Host Hotels & Resorts LP
Series H 3.38% 12/15/29	612,000	496,584
Indiana Bell Telephone Co., Inc.
7.3% 8/15/26	535,000	560,489
iStar, Inc.
4.25% 8/1/25	825,000	801,353
JPMorgan Chase & Co.
0.65% 9/16/24 Floating Rate (Qtrly SOFR + 60)	1,000,000	954,103
Lennar Corp.
4.75% 5/30/25	622,000	613,198
Lexington Realty Trust
2.7% 9/15/30	500,000	385,399
Markel Corp.
3.63% 3/30/23	200,000	199,116
3.5% 11/1/27	550,000	500,265
Marriott International, Inc.
Series HH 2.85% 4/15/31	500,000	393,358
Masonite International Corp.
5.38% 2/1/28(a)	646,000	572,366
3.5% 2/15/30(a)	200,000	153,399
MasTec, Inc.
4.5% 8/15/28(a)	500,000	437,276
Micron Technology, Inc.
4.19% 2/15/27	500,000	467,488
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	1,805,000	1,770,055
MPLX LP
4.88% 12/1/24	750,000	741,592
4.88% 6/1/25	190,000	186,416
4% 3/15/28	85,000	77,575
4.8% 2/15/29	250,000	232,939
4.7% 4/15/48	551,000	421,324

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 37

	$ Principal
	Amount	$ Value
6.88% 12/31/99 Floating Rate (US0003M + 465)	765,000	755,438
OneMain Finance Corp.
3.88% 9/15/28	1,994,000	1,471,831
5.38% 11/15/29	2,003,000	1,555,580
Oracle Corp.
4.13% 5/15/45	1,000,000	689,468
PDC Energy, Inc.
6.13% 9/15/24	407,000	402,522
5.75% 5/15/26	2,827,000	2,619,145
Physicians Realty LP
4.3% 3/15/27	1,271,000	1,190,876
Plains All American Pipeline LP/PAA Finance Corp.
3.55% 12/15/29	798,000	665,831
4.3% 1/31/43	75,000	50,584
Realty Income Corp.
3.95% 8/15/27	575,000	540,472
RELX Capital, Inc.
4% 3/18/29	500,000	459,859
4.75% 5/20/32	250,000	235,640
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
3.88% 3/1/31(a)	200,000	145,285
4% 10/15/33(a)	950,000	654,615
STORE Capital Corp.
4.5% 3/15/28	503,000	479,773
4.63% 3/15/29	500,000	478,637
2.7% 12/1/31	1,250,000	1,084,574
Symetra Financial Corp.
4.25% 7/15/24	640,000	625,976
Take Two Interactive Software, Inc.
3.7% 4/14/27	1,000,000	929,830
Tempur Sealy International, Inc.
4% 4/15/29(a)	400,000	315,906
3.88% 10/15/31(a)	1,500,000	1,102,215
T-Mobile USA, Inc.
2.63% 4/15/26	250,000	226,847
3.38% 4/15/29	4,000,000	3,462,000
Twilio, Inc.
3.88% 3/15/31	300,000	236,122
United Airlines Holdings, Inc.
4.88% 1/15/25^	200,000	186,728
United Wholesale Mortgage LLC
5.75% 6/15/27(a)	200,000	158,877
VICI Properties LP
4.95% 2/15/30	500,000	452,917
VICI Properties LP/VICI Note Co., Inc.
4.13% 8/15/30(a)	1,120,000	937,703
Vistajet Malta Finance PLC/XO Management Holding, Inc.
7.88% 5/1/27(a) (b)	600,000	540,774
VistaJet Malta Finance PLC/XO Management Holding, Inc.
6.38% 2/1/30(a) (b)	100,000	81,997
Vontier Corp.
2.95% 4/1/31	100,000	72,118

Total Corporate Bonds (Cost $85,407,684)		75,058,834

Corporate Convertible Bonds - 0.5%
	$ Principal
	Amount	$ Value
Redwood Trust, Inc.
4.75% 8/15/23	850,000	839,374
5.63% 7/15/24	700,000	635,226
5.75% 10/1/25	500,000	429,750

Total Corporate Convertible Bonds (Cost $1,957,560)		1,904,350

Asset-Backed Securities - 29.4%a

Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	225,150	221,512
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class D - 1.77% 12/14/26(a)	2,600,000	2,461,025
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-3 Class D - 1.49% 9/18/26	1,250,000	1,163,240
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2019-1 Class A - 2.99% 7/15/24(a)	10,869	10,862
Series 2021-1A Class A - 1.19% 1/15/27(a)	60,563	58,393
CFMT LLC (CFMT)
Series 2021-AL1 Class B - 1.39% 9/22/31(a)	1,042,955	986,229
Drive Auto Receivables Trust (DART)
Series 2021-1 Class D - 1.45% 1/16/29	610,000	567,623
DT Auto Owner Trust (DTAOT)
Series 2019-3A Class D - 2.96% 4/15/25(a)	942,865	929,917
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(a)	36,637	36,586
Exeter Automobile Receivables Trust (EART)
Series 2021-4A Class C - 1.46% 10/15/27	635,000	597,329
First Investors Auto Owner Trust (FIAOT)
Series 2022-1A Class A - 2.03% 1/15/27(a)	346,041	338,195
Flagship Credit Auto Trust (FCAT)
Series 2021-2 Class C - 1.27% 6/15/27(a)	2,100,000	1,930,932
Series 2021-3 Class C - 1.46% 9/15/27(a)	255,000	233,495
Series 2021-4 Class D - 2.26% 12/15/27(a)	350,000	309,979
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-2 Class A2 - 4.49% 3/16/26(a)	500,000	495,979
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-2A Class B - 3.16% 6/16/25(a)	593,320	590,872
Series 2021-1A Class C - 1.2% 1/15/27(a)	500,000	487,911
Series 2021-2A Class D - 1.42% 4/15/27(a)	405,000	369,219
Series 2021-3A Class C - 1.11% 9/15/26(a)	800,000	745,571
Series 2021-4A Class D - 2.48% 10/15/27(a)	455,000	411,440
JPMorgan Chase Bank NA (CACLN)
Series 2020-1 Class D - 1.89% 1/25/28(a)	158,865	156,195
Series 2020-1 Class F - 6.68% 1/25/28(a)	1,000,000	991,276
Series 2021-2 Class E - 2.28% 12/26/28(a)	518,414	499,262
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A - 1.3% 8/17/26(a)	879,403	847,930
Series 2021-1A Class D - 3.99% 11/15/29(a)	3,740,000	3,372,173
Series 2022-1A Class B - 5.87% 9/15/27(a)	1,720,000	1,671,774
Series 2022-1A Class C - 6.85% 4/15/30(a)	2,000,000	1,947,706
OneMain Direct Auto Receivables Trust (ODART)
Series 2022-1A Class C - 1.42% 7/14/28(a)	2,500,000	2,175,264
Santander Bank NA (SBCLN)
Series 2021-1A Class C - 3.27% 12/15/31(a)	356,550	344,328
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class C - 2.85% 3/25/26(a) (b)	163,499	162,455

The accompanying notes form an integral part of these financial statements.

38 2022 Semi-Annual Report

CORE PLUS INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2022 (Unaudited)

	$ Principal
	Amount	$ Value
Westlake Automobile Receivables Trust (WLAKE)
Series 2021-1A Class C - 0.95% 3/16/26(a)	540,000	517,726

		25,632,398
Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO X LP (ABPCI)
Series 2020-10A Class B1 - 5.06% 1/20/32 Floating
Rate (Qtrly LIBOR + 235)(a) (b) (c)	1,000,000	963,610
ABPCI Direct Lending Fund CLO XI LP (ABPCI)
Series 2022-11A Class B1 - 7.66% 10/27/34 Floating
Rate (TSFR3M + 360)(a) (b) (c)	1,500,000	1,468,778
Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class B - 4.66% 10/20/33 Floating Rate
(Qtrly LIBOR + 195)(a) (c)	3,000,000	2,831,804
Ballyrock CLO Ltd. (BALLY)
Series 2016-1A Class BR2 - 3.86% 10/15/28 Floating
Rate (Qtrly LIBOR + 135)(a) (b) (c)	1,000,000	982,772
BCRED MML CLO LLC (BXCMM)
Series 2022-1A Class A1 - 2.24% 4/20/35 Floating Rate
(Qtrly SOFR + 165)(a) (b) (c)	1,000,000	943,326
BlackRock Elbert CLO V LLC (ELB)
Series 5A Class AR - 5.06% 6/15/34 Floating Rate
(TSFR3M + 185)(a) (b) (c)	1,040,000	996,592
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class B - 4.76% 4/20/33 Floating Rate
(Qtrly LIBOR + 205)(a) (b) (c)	1,800,000	1,634,569
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A - 5.19% 12/15/28 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	398,050	397,671
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class B - 6.77% 10/20/30 Floating Rate
(TSFR3M + 310)(a) (b) (c)	1,000,000	974,966
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class B - 5.06% 10/15/31 Floating Rate
(Qtrly LIBOR + 255)(a) (b) (c)	500,000	481,584
Series 2020-1A Class C - 6.21% 10/15/31 Floating Rate
(Qtrly LIBOR + 370)(a) (b) (c)	500,000	474,025
Series 2020-2A Class A - 4.41% 10/15/32 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	495,000	484,529
Series 2020-2A Class B - 5.11% 10/15/32 Floating Rate
(Qtrly LIBOR + 260)(a) (b) (c)	500,000	474,734
Series 2021-2A Class B - 4.41% 4/22/33 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	1,500,000	1,373,312
Series 2021-6A Class B - 4.26% 11/22/33 Floating Rate
(Qtrly LIBOR + 175)(a) (b) (c)	1,650,000	1,634,304
Series 2022-1A Class A2 - 4.02% 4/15/34(a)	1,750,000	1,554,546
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 - 4.28% 10/24/33 Floating Rate
(Qtrly LIBOR + 150)(a) (b) (c)	1,000,000	922,500
Deerpath Capital CLO Ltd. (DPATH)
Series 2021-2A Class A1 - 4.11% 1/15/34 Floating Rate
(Qtrly LIBOR + 160)(a) (b) (c)	1,000,000	951,519
Series 2021-2A Class C - 5.41% 1/15/34 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	2,300,000	2,028,922
Series 2022-1A Class A1 - 2.99% 7/15/33 Floating Rate
(TSFR3M + 195)(a) (b) (c)	750,000	733,992
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2017-9A Class A1TR - 4.06% 10/15/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	1,500,000	1,417,723
Series 2021-15A Class B - 4.63% 4/25/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	1,500,000	1,360,129

	$ Principal
	Amount	$ Value
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2016-31A Class CR - 5.73% 8/5/30 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	1,000,000	931,600
Series 2021-54A Class B - 4.68% 8/5/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	500,000	479,187
Series 2021-54A Class C - 5.48% 8/5/33 Floating Rate
(Qtrly LIBOR + 265)(a) (b) (c)	1,000,000	939,450
Golub Capital Partners Short Duration (GSHOR)
Series 2022-1A Class B1 10/25/31 Floating Rate
(TSFR3M + 350)(a) (c)	1,000,000	1,000,000
Guggenheim MM CLO Ltd. (GUGG)
Series 2021-4A Class B - 4.76% 1/15/34 Floating Rate
(Qtrly LIBOR + 225)(a) (b) (c)	2,500,000	2,382,042
Ivy Hill Middle Market Credit Fund IX Ltd. (IVYH)
Series 9A Class A1TR - 4.16% 4/15/34 Floating Rate
(Qtrly SOFR + 162)(a) (b) (c)	1,500,000	1,415,613
KKR Lending Partners III Clo LLC (KKRLP)
Series 2021-1A Class B - 4.61% 10/20/30 Floating Rate
(Qtrly LIBOR + 190)(a) (c)	3,000,000	2,908,169
KKR Static CLO I Ltd. (KKRS)
Series 2022-1A Class B - 5.08% 7/20/31 Floating Rate
(TSFR3M + 260)(a) (b) (c)	1,250,000	1,222,831
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class BR - 4.56% 7/15/33 Floating
Rate (Qtrly LIBOR + 205)(a) (b) (c)	2,500,000	2,424,825
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class C - 5.92% 9/14/33 Floating Rate
(Qtrly LIBOR + 265)(a) (b) (c)	2,000,000	1,868,269
Owl Rock CLO VIII LLC (OR)
Series 2022-8A Class AT 11/20/34 Floating Rate
(TSFR3M + 250)(a) (c)	1,000,000	989,193
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 - 3.96% 4/20/29 Floating Rate
(Qtrly LIBOR + 125)(a) (b) (c)	250,000	241,528
Series 2021-1A Class B - 4.51% 4/20/29 Floating Rate
(Qtrly LIBOR + 180)(a) (b) (c)	1,000,000	946,835

		42,835,449

Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2021-A Class D - 3.49% 8/15/25(a)	750,000	725,005
Series 2021-B Class A - 1.03% 8/15/26(a)	1,250,000	1,179,583
Series 2022-Z1 Class A - 4.55% 6/15/27(a)	1,400,501	1,373,840
Bankers Healthcare Group Securitization Trust (BHG)
Series 2020-A Class A - 2.56% 9/17/31(a)	244,600	239,004
Series 2021-A Class A - 1.42% 11/17/33(a)	296,825	276,196
Series 2022-B Class B - 4.84% 6/18/35(a)	1,498,342	1,432,880
Conn's Receivables Funding LLC (CONN)
Series 2021-A Class A - 1.05% 5/15/26(a)	302,528	301,185
Series 2021-A Class B - 2.87% 5/15/26(a)	2,350,000	2,292,724
Series 2022-A Class A - 5.87% 12/15/26(a)	791,252	791,219
Driven Brands Funding LLC (HONK)
Series 2019-2A Class A2 - 3.98% 10/20/49(a)	486,250	432,033
Foundation Finance Trust (FFIN)
Series 2019-1A Class A - 3.86% 11/15/34(a)	136,243	133,604
Series 2021-1A Class B - 1.87% 5/15/41(a)	921,000	794,416
FREED ABS Trust (FREED)
Series 2022-1FP Class C - 2.51% 3/19/29(a)	2,530,000	2,350,515
Series 2022-3FP Class B - 5.79% 8/20/29(a)	1,500,000	1,484,366
Jersey Mike's Funding (JMIKE)
Series 2019-1A Class A2 - 4.43% 2/15/50(a)	992,500	903,090

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 39

	$ Principal
	Amount	$ Value
Lendingpoint Asset Securitization Trust (LDPT)
Series 2022-C Class A - 6.56% 2/15/30(a)	2,500,000	2,501,270
Marlette Funding Trust (MFT)
Series 2021-2A Class B - 1.06% 9/15/31(a)	500,000	483,189
Series 2022-1A Class A - 1.36% 4/15/32(a)	530,943	519,135
Octane Receivables Trust (OCTL)
Series 2020-1A Class B - 1.98% 6/20/25(a)	940,000	908,290
Series 2021-1A Class B - 1.53% 4/20/27(a)	700,000	631,458
Series 2022-1A Class A2 - 4.18% 3/20/28(a)	652,210	649,520
Pagaya AI Debt Selection Trust (PAID)
Series 2020-3 Class B - 3.22% 5/17/27(a)	696,255	692,928
Series 2021 Class B - 0.99% 1/16/29(a)	614,001	577,002
Series 2021-1 Class A - 1.18% 11/15/27(a)	475,633	464,914
Series 2022-2 Class A - 4.97% 1/15/30(a)	1,387,255	1,370,040
PAGAYA AI Debt Trust (PAID)
Series 2022-3 Class A - 6.06% 3/15/30(a)	2,500,000	2,490,971
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	670,096	653,446
Series 2021-1A Class B - 2.21% 12/15/27(a)	1,000,000	912,533
Series 2022-2A Class B - 9.27% 12/15/28(a)	1,000,000	1,030,646
Upstart Securitization Trust (UPST)
Series 2021-1 Class B - 1.89% 3/20/31(a)	250,000	242,819
Series 2021-1 Class C - 4.06% 3/20/31(a)	250,000	233,465
Series 2021-2 Class A - 0.91% 6/20/31(a)	72,079	70,366
Zaxby's Funding LLC (ZAXBY)
Series 2021-1A Class A2 - 3.24% 7/30/51(a)	1,237,500	1,016,582

		30,158,234

Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class B - 1.38% 2/22/27(a)	1,035,000	955,825
Series 2021-1A Class D - 2.3% 11/22/27(a)	500,000	447,766
CCG Receivables Trust (CCG)
Series 2019-1 Class B - 3.22% 9/14/26(a)	467,155	467,078
Series 2019-2 Class B - 2.55% 3/15/27(a)	300,000	296,116
Dext ABS LLC (DEXT)
Series 2020-1 Class B - 1.92% 11/15/27(a)	800,000	764,041
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2019-1 Class A2 - 2.29% 10/15/24(a)	12,083	12,072
Series 2019-1 Class D - 2.86% 10/15/24(a)	500,000	484,639
SCF Equipment Leasing LLC (SCFET)
Series 2019-2A Class A2 - 2.47% 4/20/26(a)	109,378	107,791

		3,535,328

Other
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class B - 4.22% 2/25/39(a)	244,581	236,015
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class B - 2.82% 5/20/36(a)	162,118	155,926
		391,941

Total Asset-Backed Securities (Cost $107,042,699)		102,553,350

Commercial Mortgage-Backed Securities - 10.3%
	$ Principal
	Amount	$ Value
Arbor Realty Commercial Real Estate Notes Ltd. (ARCLO)
Series 2019-FL2 Class B - 4.71% 9/15/34 Floating Rate
(TSFR1M + 186)(a) (b)	540,000	524,446
Series 2021-FL4 Class C - 5.12% 11/15/36 Floating Rate
(Mthly LIBOR + 230)(a) (b)	3,000,000	2,845,327
AREIT Trust (AREIT)
Series 2021-CRE5 Class A - 4.07% 7/17/26 Floating Rate
(Mthly LIBOR + 108)(a)	867,231	841,827
BDS Ltd. (BDS)
Series 2021-FL10 Class C - 5.29% 12/18/36 Floating
Rate (Mthly LIBOR + 230)(a) (b)	1,250,000	1,184,280
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 4.87% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(a)	940,000	929,765
BPCRE Ltd. (BPCRE)
Series 2021-FL1 Class D - 5.54% 2/15/37 Floating Rate
(Mthly LIBOR + 260)(a) (b)	1,193,000	1,167,683
Series 2021-FL1 Class E - 6.04% 2/15/37 Floating Rate
(US0001M + 310)(a) (b)	766,000	762,330
Series 2022-FL2 Class C - 7.52% 1/18/37 Floating Rate
(TSFR1M + 450)(a) (b)	2,500,000	2,476,983
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A - 4.24% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(a) (b)	1,402,648	1,384,165
Hera Commercial Mortgage, Ltd. (HCM)
Series 2021-FL1 Class C - 4.94% 2/18/38 Floating Rate
(US0001M + 195)(a) (b)	650,000	621,207
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class AS - 4.34% 6/16/36 Floating Rate
(Mthly LIBOR + 140)(a) (b)	1,500,000	1,451,771
Series 2021-FL1 Class B - 4.54% 6/16/36 Floating Rate
(Mthly LIBOR + 160)(a) (b)	3,081,000	2,966,898
Series 2021-FL1 Class C - 4.64% 6/16/36 Floating Rate
(US0001M + 170)(a) (b)	450,000	427,824
Series 2021-FL2 Class D - 5.09% 10/19/26 Floating Rate
(Mthly LIBOR + 215)(a) (b)	1,000,000	940,105
Hilton USA Trust (HILT)
Series 2016-SFP Class E - 5.52% 11/5/35(a)	840,000	792,747
ILPT Commercial Mortgage Trust (ILPT)
Series 2022-LPF2 Class B - 4.99% 10/15/39 Floating
Rate (TSFR1M + 274)(a)	1,000,000	999,627
KREF Ltd. (KREF)
Series 2021-FL2 Class B - 4.59% 2/15/39 Floating Rate
(Mthly LIBOR + 165)(a) (b)	2,500,000	2,362,457
Series 2022-FL3 Class B - 5.12% 2/15/39 Floating Rate
(Mthly SOFR + 210)(a) (b)	2,500,000	2,382,900
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class C - 5.37% 5/15/28 Floating Rate
(Mthly LIBOR + 255)(a) (b)	1,000,000	999,162
Series 2018-CRE1 Class D - 5.77% 5/15/28 Floating Rate
(US0001M + 295)(a) (b)	1,000,000	978,087
Series 2022-CRE7 Class B - 4.53% 1/17/37 Floating Rate
(SOFR 30 Day Avg. + 225)(a) (b)	2,500,000	2,393,235
PFP Ltd. (PFP)
Series 2022-9 Class A - 5.32% 8/19/35 Floating Rate
(TSFR1M + 218)(a) (b)	750,000	748,594
ReadyCap Commercial Mortgage Trust (RCMT)
Series 2021-FL6 Class B - 4.68% 7/25/36 Floating Rate
(Mthly LIBOR + 160)(a)	1,500,000	1,428,152
Series 2021-FL7 Class A - 4.28% 11/25/36 Floating Rate
(Mthly LIBOR + 120)(a)	997,716	960,302
STWD Ltd. (STWD)
Series 2022-FL3 Class B - 4.24% 11/15/38 Floating Rate
(SOFR 30 Day Avg. + 195)(a) (b)	2,500,000	2,359,913

The accompanying notes form an integral part of these financial statements.

40 2022 Semi-Annual Report

CORE PLUS INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2022 (Unaudited)

	$ Principal
	Amount	$ Value
VMC Finance LLC (VMC)
Series 2021-FL4 Class A - 4.09% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(a)	999,171	975,752

Total Commercial Mortgage-Backed Securities (Cost $37,031,585)		35,905,539

Mortgage-Backed Securities - 1.5%

Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 5026 Class DH - 1.75% 9/25/43	484,201	441,967
Series 4949 Class BC - 2.25% 3/25/49	273,002	243,684

Pass-Through Securities
Pool# C91945 – 3% 8/1/37	270,290	246,929
		932,580

Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2013-130 Class CA - 2.5% 6/25/43	121,065	111,806
Series 2013-130 Class CD - 3% 6/25/43	220,118	208,591

Pass-Through Securities
Pool# 932836 – 3% 12/1/25	13,860	13,585
Pool# 468516 – 5.17% 6/1/28	205,128	204,106
Pool# MA3443 – 4% 8/1/48	109,868	103,635
Pool# FM5733 – 2% 1/1/51	1,294,480	1,058,553
		1,700,276

Government National Mortgage Association
Collateralized Mortgage Obligations
Series 2021-29 Class CY - 3% 9/20/50	1,000,000	811,264
Series 2018-52 Class AE - 2.75% 5/16/51	84,422	79,357
		890,621

Non-Government Agency
Collateralized Mortgage Obligations
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 - 3% 3/25/47(a) (c)	60,084	54,561
JPMorgan Mortgage Trust (JPMMT)
Series 2016-3 Class A - 2.98% 10/25/46(a) (c)	66,121	59,925
Series 2017-3 Class A - 2.5% 8/25/47(a) (c)	70,447	62,427
Series 2018-6 Class 2A2 - 3% 12/25/48(a) (c)	27,486	25,878
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(a) (c)	1,566,803	1,359,438
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(a) (c)	17,873	17,592

Pass-Through Securities
Greenpoint Mortgage Pass-Through Certificates (GMSI)
Series 2003-1 Class A1 - 3.4% 10/25/33(c)	38,448	36,997
		1,616,818

Total Mortgage-Backed Securities (Cost $6,034,947)		5,140,295

Municipal Bonds - 0.3%
	$ Principal
	Amount	$ Value
Detroit, MI City School District General Obligation SBLF,
6.65% 5/1/29	460,000	494,531
Village of Rosemont IL General Obligation BAM, 5.38%
12/1/23	470,000	475,192

Total Municipal Bonds (Cost $1,056,620)		969,723

U.S. Treasuries - 34.5%

U.S. Treasury Bonds
3.5% 2/15/39	2,100,000	2,001,563
1.88% 2/15/41	11,500,000	8,151,748
1.75% 8/15/41	4,000,000	2,737,422
2% 11/15/41	7,500,000	5,372,607
2.38% 2/15/42	12,000,000	9,200,625
3.25% 5/15/42	10,000,000	8,878,125
3.13% 2/15/43	2,000,000	1,720,859
3% 11/15/44	4,000,000	3,345,000
2.5% 2/15/45	8,000,000	6,106,250
2.5% 5/15/46	8,400,000	6,374,813
2.25% 8/15/46	2,500,000	1,802,441
3% 2/15/47	1,000,000	836,953
2.25% 8/15/49	3,500,000	2,561,563
U.S. Treasury Notes
1.5% 8/15/26	1,850,000	1,673,672
2% 11/15/26	2,000,000	1,837,031
1.63% 11/30/26	3,000,000	2,714,531
2.25% 2/15/27	3,500,000	3,236,133
2.38% 5/15/27	3,000,000	2,781,328
2.25% 8/15/27	3,000,000	2,758,535
1.13% 2/29/28	6,500,000	5,580,098
1.25% 5/31/28	8,000,000	6,871,250
1.25% 9/30/28	7,000,000	5,960,117
1.5% 11/30/28	3,000,000	2,586,445
1.88% 2/28/29	3,500,000	3,081,367
1.75% 11/15/29	3,000,000	2,606,953
1.5% 2/15/30	5,250,000	4,457,168
0.88% 11/15/30	8,000,000	6,375,625
1.13% 2/15/31	4,500,000	3,645,176
1.38% 11/15/31	5,500,000	4,470,147
1.88% 2/15/32	1,000,000	847,578

Total U.S. Treasuries (Cost $143,381,107)		120,573,123

Non-Convertible Preferred Stocks - 0.4%
	Shares	$ Value

Qurate Retail, Inc. 3/15/31 (Cost $2,672,824)	27,800	1,266,012

Cash Equivalents - 0.1%
	$ Principal
	Amount	$ Value
JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7% (Cost
$456,311) (d)	456,311	456,311

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 41

Short-Term Securities Held as Collateral for Securities on Loan - 0.1%
	Shares	$ Value
Citibank N.A. DDCA
3.07%	51,100	51,100
Goldman Sachs Financial Square Government Fund
Institutional Class - 2.91%	459,898	459,898

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $510,998)		510,998
Total Investments in Securities (Cost $385,552,335)		344,338,535
Cash - 0.0%		10
Other Assets Less Other Liabilities - 1.4%		4,667,708
Net Assets - 100%		349,006,253

Net Asset Value Per Share - Investor Class		9.54
Net Asset Value Per Share - Institutional Class		9.54

^	This security or a partial position of this security was on loan as of September 30, 2022. The total value of securities on loan as of September 30, 2022 was $499,364.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(d)	Rate presented represents the 30 day average yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

42 2022 Semi-Annual Report

HICKORY FUND
Schedule of Investments
September 30, 2022 (Unaudited)

Common Stocks - 95.5%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	15.4
Liberty Media Corp-Liberty SiriusXM(a)
Class C		190,000	7,164,900
Class A		70,000	2,664,900
Liberty Broadband Corp.(a)
Class C		100,000	7,380,000
Class A		30,000	2,238,000
Liberty Latin America Ltd. - Class C(a) (b)		475,000	2,921,250

Integrated Telecommunication Services	6.4
LICT Corp.(a)		446	9,232,200

Alternative Carriers	3.0
Liberty Global PLC - Class C(a) (b)		265,000	4,372,500

	24.8		35,973,750
Industrials

Research & Consulting Services	10.0
CoStar Group, Inc.(a)		152,100	10,593,765
Dun & Bradstreet Holdings, Inc.		320,000	3,964,800

Aerospace & Defense	4.7
HEICO Corp. - Class A		60,000	6,877,200

Industrial Machinery	4.7
Ingersoll Rand, Inc.		80,000	3,460,800
IDEX Corp.		16,500	3,297,525

	19.4		28,194,090
Information Technology

Application Software	5.1
Guidewire Software, Inc.(a)		70,000	4,310,600
ACI Worldwide, Inc.(a)		150,000	3,135,000

Electronic Components	3.6
Dolby Laboratories, Inc. - Class A		79,500	5,179,425

Data Processing & Outsourced Services	3.0
Black Knight, Inc.(a)		67,500	4,369,275

IT Consulting & Other Services	2.6
Gartner, Inc.(a)		13,600	3,762,984

	14.3		20,757,284
Materials

Construction Materials	6.9
Martin Marietta Materials, Inc.		16,500	5,314,485
Vulcan Materials Co.		30,000	4,731,300

Specialty Chemicals	6.5
Axalta Coating Systems Ltd.(a) (b)		255,000	5,370,300
Perimeter Solutions SA(a) (b)		500,000	4,005,000

	13.4		19,421,085

% of Net
Financials	Assets	Shares	$ Value

Financial Exchanges & Data	3.5
MarketAxess Holdings, Inc.		23,000	5,117,270

Property & Casualty Insurance	3.3
Markel Corp.(a)		4,400	4,770,568

Regional Banks	3.0
First Republic Bank		33,000	4,308,150

	9.8		14,195,988
Consumer Discretionary

Distributors	4.7
LKQ Corp.		145,000	6,836,750

Automotive Retail	4.3
CarMax, Inc.(a)		95,000	6,271,900

Internet & Direct Marketing Retail	0.4
Qurate Retail, Inc. - Class A		300,000	603,000

	9.4		13,711,650
Health Care

Health Care Services	4.4
Laboratory Corp. of America Holdings		31,000	6,349,110

Total Common Stocks (Cost $108,462,762)			138,602,957

Non-Convertible Preferred Stocks - 1.1%a

Qurate Retail, Inc. 3/15/31 (Cost $2,581,983)		35,000	1,593,900

Warrants - 0.0%a

Perimeter Solutions SA Expires 11/08/24 (Cost $5,000) (b) (c)		500,000	0

Cash Equivalents - 4.1%a
		$ Principal
		Amount	$ Value

JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7%(d)		2,961,628	2,961,628
U.S. Treasury Bills, 1.78% to 2.23%, 10/11/22
to 10/25/22(e)		3,000,000	2,997,367

Total Cash Equivalents (Cost $5,958,583)			5,958,995
Total Investments in Securities (Cost $117,008,328)			146,155,852

Other Liabilities in Excess of Other Assets - (0.7%)			(969,979)
Net Assets - 100%			145,185,873

Net Asset Value Per Share - Investor Class			39.48

(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	This security is classified as Level 3 within the fair value hierarchy.
(d)	Rate presented represents the 30 day average yield at September 30, 2022.
(e)	Interest rates presented represent the effective yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 43

NEBRASKA TAX-FREE INCOME FUND
Schedule of Investments
September 30, 2022 (Unaudited)

Municipal Bonds - 91.8%a
% of Net		$ Principal
	Assets	Amount	$ Value

Arizona	0.3
Arizona Industrial Development Authority Revenue
5% 2/1/23		100,000	100,544

California	0.7
San Diego County Regional Airport Authority Revenue
Series B 5% 7/1/25		200,000	205,766

Colorado	0.3
Colorado Bridge Enterprise Revenue 4% 12/31/23		100,000	100,790

Florida	0.7
State of Florida General Obligation 4% 6/1/36		200,000	200,243

Nebraska	84.0
Ashland-Greenwood Public Schools General Obligation
3% 12/15/42		100,000	72,745
Cass County School District No. 22 General Obligation
2.05% 12/15/25		375,000	355,445
2.2% 12/15/26		250,000	235,271
City of Bellevue NE General Obligation Series A 3%
9/15/32		500,000	448,695
City of Blair NE Water System Revenue
AMT,
2.65% 12/15/24		100,000	96,370
2.85% 12/15/25		100,000	95,285
3% 12/15/26		100,000	93,938
3.1% 12/15/27		100,000	92,488
3.2% 12/15/28		100,000	91,670
City of Columbus NE Combined Utilities System Revenue
4% 6/15/33		200,000	202,259
AGM,
4% 12/15/26		100,000	102,743
4% 12/15/27		100,000	102,947
City of Columbus NE General Obligation
3% 12/15/29		150,000	140,951
3% 12/15/30		150,000	138,214
City of Grand Island NE Combined Utility System Revenue
Series A AGM,
4% 8/15/35		205,000	201,993
4% 8/15/36		125,000	121,228
City of Grand Island NE General Obligation
3% 11/15/27		150,000	144,798
3% 11/15/30		150,000	139,247
City of Gretna NE Certificates of Participation 4%
12/15/25		500,000	506,023
City of Lincoln NE General Obligation 5% 5/15/23		135,000	136,607
City of Norfolk NE General Obligation 0.65% 5/15/24		375,000	351,000
City of Omaha NE General Obligation
Series A
4% 4/15/23		185,000	185,959
4% 1/15/33		260,000	264,563
3% 4/15/35		100,000	84,286
Series A Class A -
3% 4/15/34		100,000	85,509
Series B
3% 11/15/24		400,000	399,972

% of Net	$ Principal
Assets	Amount	$ Value
City of Omaha NE Sewer Revenue
5% 11/15/22	200,000	200,457
5% 4/1/26	250,000	264,396
4% 4/1/31	350,000	357,042
Series A
4% 4/1/34	100,000	100,831
County of Kearney NE General Obligation 4% 6/1/23	200,000	200,880
County of Saline NE Revenue 3% 2/15/31	200,000	174,892
County of Sarpy NE Certificates of Participation 1.75%
6/15/26	500,000	458,974
County of Seward NE General Obligation 3% 12/15/30	605,000	576,097
Cozad City School District General Obligation 4% 6/15/26	250,000	255,091
Dawson County Public Power District Revenue
Series A
2% 6/15/26	170,000	159,405
2.1% 6/15/27	105,000	97,487
Series B
2.5% 6/15/28	135,000	126,972
3% 6/15/29	245,000	237,338
3% 6/15/30	355,000	340,146
Dodge County School District No. 595 General Obligation
1.9% 6/15/32	200,000	157,700
Douglas County Hospital Authority No. 2 Revenue
5% 5/15/26	500,000	507,448
5% 5/15/30	140,000	146,735
4% 5/15/32	700,000	677,132
Douglas County Hospital Authority No. 3 Revenue 5%
11/1/22	250,000	250,281
Douglas County School District No. 59 NE General
Obligation 3% 12/15/32	100,000	88,301
Kearney School District General Obligation 3% 12/15/24	250,000	246,412
Lancaster County School District 001 General Obligation
4% 1/15/33	250,000	254,415
Lincoln Airport Authority Revenue AMT, 5% 7/1/27	150,000	159,667
Lincoln-Lancaster County Public Building Commission
Revenue 3% 12/1/25	500,000	491,666
Madison County Hospital Authority No. 1 Revenue 5%
7/1/23	250,000	252,344
Metropolitan Utilities District of Omaha Gas System
Revenue 4% 12/1/27	450,000	456,499
Municipal Energy Agency of Nebraska Revenue 5%
4/1/27	350,000	369,519
Nebraska Cooperative Republican Platte Enhancement
Project Revenue Series A 2% 12/15/29	250,000	214,649
Nebraska Educational Health Cultural & Social Services
Finance Authority Revenue 4% 1/1/34	110,000	104,569
Nebraska Investment Finance Authority Revenue
Series A
2.05% 9/1/24	120,000	116,677
Series B
1.35% 9/1/26	200,000	181,000
Series C
1.85% 3/1/23	100,000	99,378
2% 9/1/35	325,000	239,174
Nebraska Public Power District Revenue
Series C
5% 1/1/32	65,000	67,358
5% 1/1/35	480,000	495,197
Nebraska State College Facilities Corp. Pre-refunded/
Escrowed AGM, 4% 7/15/28	750,000	766,432
Omaha Public Facilities Corp. Revenue
4% 6/1/28	585,000	598,946

The accompanying notes form an integral part of these financial statements.

44 2022 Semi-Annual Report

NEBRASKA TAX-FREE INCOME FUND (CONTINUED)
Schedule of Investments
September 30, 2022 (Unaudited)

	% of Net	$ Principal
	Assets	Amount	$ Value
Series A
4% 6/1/31		155,000	158,851
Series C
4% 4/1/33		340,000	345,497
4% 4/1/39		500,000	461,791
Omaha Public Power District Revenue
Series A
2.85% 2/1/27		500,000	481,404
Series C
5% 2/1/39		150,000	154,427
Omaha School District General Obligation
5% 12/15/29		350,000	369,556
5% 12/15/31		135,000	141,683
Omaha-Douglas Public Building Commission General
Obligation Series B 5% 5/1/32		550,000	598,360
Papillion Municipal Facilities Corp. Revenue
2% 12/15/32		100,000	81,741
2% 12/15/34		200,000	155,846
Papillion-La Vista School District No. 27 General
Obligation
Series A
2.05% 12/1/24		150,000	144,630
2.2% 12/1/25		150,000	143,248
2.3% 12/1/26		275,000	260,466
Series B
4% 12/1/35		400,000	395,964
Public Power Generation Agency Revenue
5% 1/1/28		500,000	515,568
5% 1/1/32		140,000	145,966
Sarpy County School District No. 1 Pre-refunded/Escrowed
5% 12/15/29		550,000	595,208
Southeast Community College Certificates of Participation
3% 12/15/22		400,000	400,026
State of Nebraska Certificates of Participation Series A
2% 4/1/26		150,000	139,787
University of Nebraska Facilities Corp. Revenue 5%
7/15/29		380,000	399,487
University of Nebraska Revenue
Pre-refunded/Escrowed
3% 7/1/25		100,000	99,556
2.5% 7/1/26		210,000	204,512
3% 7/1/27		100,000	99,074
5% 5/15/30		100,000	108,349
Upper Republican Natural Resource District Revenue
AGM,
4% 12/15/25		245,000	245,359
4% 12/15/27		395,000	395,582
Village of Boys Town NE Revenue
3% 9/1/28		700,000	669,469
3% 7/1/35		325,000	278,503
Westside Community Schools General Obligation 2.5%
12/1/22		250,000	249,724
Winside Public Schools General Obligation 2% 6/15/31		350,000	290,650

			24,111,997

New Mexico	1.3
New Mexico Finance Authority Revenue Series C 4%
6/1/34		365,000	367,241

	% of Net	$ Principal
	Assets	Amount	$ Value

Texas	3.0
City of Austin Tx Airport System Revenue Series B AMT,
5% 11/15/26		250,000	258,592
City of Austin Tx Electric Utility Revenue Series A
5% 11/15/35		100,000	107,317
County of Bexar TX General Obligation 4% 6/15/36		500,000	491,139

			857,048

Utah	0.4
City of Salt Lake City UT Public Utilities Revenue 5%
2/1/35		100,000	107,293

Washington	1.1
Pierce County School District No. 10 Tacoma General
Obligation Series B AMBAC: AMER MUNI BOND
ASSURANCE CORP, 4% 12/1/35		100,000	99,812
Port of Seattle WA Revenue Series C 5% 5/1/26		200,000	208,328

			308,140

Total Municipal Bonds (Cost $28,453,393)			26,359,062

Cash Equivalents - 7.4%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7% (Cost
$2,117,343) (a)		2,117,343	2,117,343

Total Investments in Securities (Cost $30,570,736)			28,476,405

Cash - 0.0%			3
Other Assets Less Other Liabilities - 0.8%			242,860
Net Assets - 100%			28,719,268

Net Asset Value Per Share - Investor Class			9.24

(a) Rate presented represents the 30 day average yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 45

PARTNERS III OPPORTUNITY FUND
Schedule of Investments
September 30, 2022 (Unaudited)

Common Stocks - 92.1%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	17.6
Visa, Inc. - Class A		130,000	23,094,500
Fidelity National Information Services, Inc.		300,000	22,671,000
Mastercard, Inc. - Class A		65,000	18,482,100
Black Knight, Inc.(a)		140,000	9,062,200

Application Software	5.9
CoreCard Corp.^ † (a)		630,000	13,715,100
Roper Technologies, Inc.		30,000	10,789,200

Semiconductors	3.0
Texas Instruments, Inc.		80,000	12,382,400

	26.5		110,196,500
Communication Services

Interactive Media & Services	11.4
Alphabet, Inc. - Class C(a)		280,000	26,922,000
Meta Platforms, Inc. - Class A(a)		150,000	20,352,000

Cable & Satellite	10.1
Liberty Media Corp-Liberty SiriusXM(a)
Class C		400,000	15,084,000
Class A		185,000	7,042,950
Liberty Broadband Corp.(a)
Class C		180,000	13,284,000
Class A		90,000	6,714,000

Alternative Carriers	3.8
Liberty Global PLC - Class C(a) (b)		960,000	15,840,000

	25.3		105,238,950
Financials

Multi-Sector Holdings	10.6
Berkshire Hathaway, Inc. - Class B(a)		165,000	44,058,300

Property & Casualty Insurance	5.2
Markel Corp.(a)		20,000	21,684,400

Investment Banking & Brokerage	3.9
The Charles Schwab Corp.		230,000	16,530,100

	19.7		82,272,800
Consumer Discretionary

Internet & Direct Marketing Retail	5.4
Amazon.com, Inc.(a)		200,000	22,600,000

Automotive Retail	4.0
CarMax, Inc.(a)		250,000	16,505,000

	9.4		39,105,000
Health Care

Health Care Equipment	2.5
Danaher Corp.		40,000	10,331,600

	% of Net
Health Care	Assets	Shares	$ Value

Health Care Services	2.4
Laboratory Corp. of America Holdings		50,000	10,240,500

	4.9		20,572,100
Industrials

Research & Consulting Services	3.3
CoStar Group, Inc.(a)		200,000	13,930,000
Materials

Specialty Chemicals	3.0
Perimeter Solutions SA(a) (b)		1,550,000	12,415,500

Total Common Stocks (Cost $255,906,321)			383,730,850

Non-Convertible Preferred Stocks - 2.2%a
Qurate Retail, Inc. 3/15/31 (Cost $17,921,852)		200,000	9,108,000

Warrants - 0.0%
Perimeter Solutions SA Expires 11/08/24 (Cost $15,000)(b) (c)		1,500,000	0

Cash Equivalents - 5.9%
		$ Principal
		Amount	$ Value
JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7%(d)		14,753,089	14,753,089
U.S. Treasury Bills 2.23% 10/25/22 (e)		10,000,000	9,984,539

Total Cash Equivalents (Cost $24,736,006)			24,737,628

Short-Term Securities Held as Collateral for Securities on Loan - 1.9%

Citibank N.A. DDCA
3.07%	776,902	776,902
Goldman Sachs Financial Square Government Fund
Institutional Class - 2.91%	6,992,118	6,992,118

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $7,769,020)		7,769,020
Total Investments in Securities (Cost $306,348,199)		425,345,498
Due from Broker - 3.6%		14,976,645
Securities Sold Short - (3.4)%		(14,287,200)
Cash due to Custodian - 0.0%		(2)
Other Assets Less Other Liabilities - (2.3%)		(9,365,854)
Net Assets - 100%		416,669,087
Net Asset Value Per Share - Investor Class		10.63
Net Asset Value Per Share - Institutional Class		11.42

The accompanying notes form an integral part of these financial statements.

46 2022 Semi-Annual Report

PARTNERS III OPPORTUNITY FUND (CONTINUED)
Schedule of Investments
September 30, 2022 (Unaudited)

Securities Sold Short - (3.4)%	Shares	$ Value

SPDR S&P 500 ETF Trust	40,000	(14,287,200)

Total Securities Sold Short (proceeds $8,412,580)		(14,287,200)

†	Non-controlled affiliate.
^	This security or a partial position of this security was on loan as of September 30, 2022. The total value of securities on loan as of September 30, 2022 was $7,579,026.
(a)	Non-income producing.
(b)	Foreign domiciled entity.
(c)	This security is classified as Level 3 within the fair value hierarchy.
(d)	Rate presented represents the 30 day average yield at September 30, 2022.
(e)	Interest rates presented represent the effective yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 47

PARTNERS VALUE FUND
Schedule of Investments
September 30, 2022 (Unaudited)

Common Stocks - 98.2%
	% of Net
Communication Services	Assets	Shares	$ Value

Cable & Satellite	10.7
Liberty Media Corp-Liberty SiriusXM(a)
Class C		435,000	16,403,850
Class A		120,000	4,568,400
Liberty Broadband Corp.(a)
Class C		100,000	7,380,000
Class A		70,000	5,222,000
Liberty Latin America Ltd. - Class C(a) (b)		1,120,000	6,888,000

Interactive Media & Services	9.5
Alphabet, Inc. - Class C(a)		276,000	26,537,400
Meta Platforms, Inc. - Class A(a)		70,000	9,497,600

Alternative Carriers	2.9
Liberty Global PLC - Class C(a) (b)		675,000	11,137,500

	23.1		87,634,750
Financials

Multi-Sector Holdings	7.1
Berkshire Hathaway, Inc. - Class B(a)		100,000	26,702,000

Insurance Brokers	3.5
Aon plc - Class A(b)		50,000	13,393,500

Investment Banking & Brokerage	3.2
The Charles Schwab Corp.		170,000	12,217,900

Property & Casualty Insurance	3.2
Markel Corp.(a)		11,250	12,197,475

Regional Banks	2.2
First Republic Bank		64,000	8,355,200

Financial Exchanges & Data	1.9
MarketAxess Holdings, Inc.		32,000	7,119,680

	21.1		79,985,755
Information Technology

Data Processing & Outsourced Services	10.8
Visa, Inc. - Class A		92,500	16,432,625
Mastercard, Inc. - Class A		50,000	14,217,000
Black Knight, Inc.(a)		160,000	10,356,800

Semiconductors	3.5
Texas Instruments, Inc.		85,000	13,156,300

Application Software	2.9
Guidewire Software, Inc.(a)		120,000	7,389,600
ACI Worldwide, Inc.(a)		180,000	3,762,000

IT Consulting & Other Services	2.6
Gartner, Inc.(a)		35,200	9,739,488

	19.8		75,053,813
Industrials

Research & Consulting Services	6.8
CoStar Group, Inc.(a)		302,500	21,069,125
Dun & Bradstreet Holdings, Inc.		381,149	4,722,436

% of Net
Industrials	Assets	Shares	$ Value

Aerospace & Defense	3.6
HEICO Corp. - Class A		120,000	13,754,400

Industrial Machinery	2.1
IDEX Corp.		40,000	7,994,000

	12.5		47,539,961
Materials

Construction Materials	6.9
Vulcan Materials Co.		83,500	13,168,785
Martin Marietta Materials, Inc.		40,000	12,883,600

Specialty Chemicals	2.6
Axalta Coating Systems Ltd.(a) (b)		465,000	9,792,900

	9.5		35,845,285
Consumer Discretionary

Distributors	3.5
LKQ Corp.		280,000	13,202,000

Automotive Retail	2.8
CarMax, Inc.(a)		160,000	10,563,200

	6.3		23,765,200
Health Care

Health Care Services	3.1
Laboratory Corp. of America Holdings		57,000	11,674,170

Health Care Equipment	2.8
Danaher Corp.		42,023	10,854,121

	5.9		22,528,291

Total Common Stocks (Cost $241,970,478)			372,353,055

Cash Equivalents - 1.9%
		$ Principal
		Amount	$ Value
JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7%(c)		4,297,299	4,297,299
U.S. Treasury Bill 1.78% 10/11/22 (d)		3,000,000	2,998,370

Total Cash Equivalents (Cost $7,295,294)			7,295,669
Total Investments in Securities (Cost $249,265,772)			379,648,724
Cash - 0.0%			0
Other Liabilities in Excess of Other Assets - (0.1%)			(382,097)
Net Assets - 100%			379,266,627

Net Asset Value Per Share - Investor Class			25.62
Net Asset Value Per Share - Institutional Class			26.25

(a) Non-income producing.

(b) Foreign domiciled entity.

The accompanying notes form an integral part of these financial statements.

48 2022 Semi-Annual Report

PARTNERS VALUE FUND (CONTINUED)

Schedule of Investments

September 30, 2022 (Unaudited)

(c) Rate presented represents the 30 day average yield at September 30, 2022.

(d) Interest rates presented represent the effective yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 49

SHORT DURATION INCOME FUND

Schedule of Investments
September 30, 2022 (Unaudited)

Corporate Bonds - 12.6%
	$ Principal
	Amount	$ Value
Abercrombie & Fitch Management Co.
8.75% 7/15/25(a)	5,525,000	5,394,251
American Airlines Group, Inc.
3.75% 3/1/25^ (a)	750,000	614,235
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.5% 4/20/26(a)	750,000	705,626
Ares Capital Corp. (ARES)
4.2% 6/10/24	3,000,000	2,906,688
Ashtead Capital, Inc.
1.5% 8/12/26(a)	1,000,000	839,610
4.38% 8/15/27(a)	3,000,000	2,758,425
Bath Body Works, Inc.
9.38% 7/1/25(a)	1,000,000	1,036,500
Boardwalk Pipelines LP
4.95% 12/15/24	2,580,000	2,555,500
Boeing Co. (The)
4.51% 5/1/23	1,000,000	996,786
Boston Properties LP
3.13% 9/1/23	9,560,000	9,392,299
Brunswick Corp.
0.85% 8/18/24	500,000	460,833
Cantor Fitzgerald LP
4.5% 4/14/27(a)	1,500,000	1,392,631
Carlisle Cos., Inc.
0.55% 9/1/23	2,000,000	1,920,483
3.5% 12/1/24	500,000	481,630
Cinemark USA, Inc.
5.88% 3/15/26(a)	2,199,000	1,841,182
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.5% 10/20/25(a)	3,000,000	2,913,767
Devon Energy Corp.
5.25% 10/15/27	390,000	391,162
Discovery Communications LLC
2.95% 3/20/23	2,277,000	2,257,615
Drax Finco PLC
6.63% 11/1/25(a) (b)	3,500,000	3,377,133
Energy Transfer LP
3.9% 5/15/24	1,852,000	1,806,973
EPR Properties
4.75% 12/15/26	3,769,000	3,350,573
Expedia Group, Inc. (EXPE)
6.25% 5/1/25(a)	1,172,000	1,180,890
Fidelity National Information Services, Inc. (FIS)
4.5% 7/15/25	2,000,000	1,958,592
FS KKR Capital Corp.
1.65% 10/12/24	6,000,000	5,485,132
Hercules Capital, Inc.
2.63% 9/16/26	1,500,000	1,229,116
Highwoods Realty LP
3.63% 1/15/23	1,275,000	1,274,354
iStar, Inc.
4.25% 8/1/25	1,552,000	1,507,516
JPMorgan Chase & Co.
3.38% 5/1/23	3,956,000	3,932,304
0.77% 8/9/25 Floating Rate (SOFR + 49)	1,000,000	917,384
JPMorgan Chase Co.
3.84% 6/14/25 Floating Rate (SOFR + 98)	800,000	778,678
Kite Realty Group Trust (KRG)
4% 3/15/25	2,083,000	1,971,480
L Brands, Inc.
6.69% 1/15/27	945,000	885,550

	$ Principal
	Amount	$ Value
Lennar Corp.
4.88% 12/15/23	1,951,000	1,944,626
LXP Industrial Trust (LXP)
4.4% 6/15/24	1,000,000	977,664
Masonite International Corp.
5.38% 2/1/28(a)	400,000	354,406
Mileage Plus Holdings LLC/Mileage Plus Intellectual
Property Assets Ltd.
6.5% 6/20/27(a)	2,172,650	2,130,588
MPLX LP
4.88% 6/1/25	1,961,000	1,924,014
Onemain Finance Corp.
6.13% 3/15/24	2,298,000	2,217,042
PDC Energy, Inc.
6.13% 9/15/24	1,463,000	1,446,903
5.75% 5/15/26	3,000,000	2,779,425
RELX Capital, Inc.
3.5% 3/16/23	1,800,000	1,788,915
Starwood Property Trust, Inc.
5.5% 11/1/23(a)	730,000	718,805
4.75% 3/15/25	1,765,000	1,606,680
Synchrony Bank (SYF)
5.4% 8/22/25	1,000,000	975,882
Take Two Interactive Software, Inc.
3.3% 3/28/24	1,000,000	975,205
U.S. Bancorp
2.4% 7/30/24	500,000	480,043
VICI Properties LP/VICI Note Co., Inc.
3.5% 2/15/25(a)	4,783,000	4,427,121
Walgreens Boots Alliance, Inc.
0.95% 11/17/23	5,000,000	4,789,510
Xerox Corp.
4.38% 3/15/23	1,370,000	1,347,049

Total Corporate Bonds (Cost $104,524,269)		99,398,776

Corporate Convertible Bonds - 2.3%

Redwood Trust, Inc.
4.75% 8/15/23	10,000,000	9,874,986
5.63% 7/15/24	6,300,000	5,717,031
5.75% 10/1/25	3,000,000	2,578,500

Total Corporate Convertible Bonds (Cost $18,881,447)		18,170,517

Asset-Backed Securities - 36.1%

Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	1,350,901	1,329,071
American Credit Acceptance Receivables Trust (ACAR)
Series 2020-4 Class D - 1.77% 12/14/26(a)	1,000,000	946,548
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2020-2 Class D - 2.13% 3/18/26	320,000	300,439
Series 2020-3 Class D - 1.49% 9/18/26	3,000,000	2,791,777
ARI Fleet Lease Trust (ARIFL)
Series 2019-A Class A - 2.41% 11/15/27(a)	24,473	24,450
Series 2020-A Class A - 1.77% 8/15/28(a)	43,998	43,978
Series 2022-A Class A1 - 1.49% 4/17/23(a)	206,536	205,856

The accompanying notes form an integral part of these financial statements.

50 2022 Semi-Annual Report

SHORT DURATION INCOME FUND (CONTINUED)

Schedule of Investments
September 30, 2022 (Unaudited)

	$ Principal
	Amount	$ Value
Series 2022-A Class A2 - 3.12% 1/15/31(a)	1,300,000	1,276,732
Arivo Acceptance Auto Loan Receivables Trust (ARIVO)
Series 2021-1A Class A - 1.19% 1/15/27(a)	302,816	291,963
Series 2022-1A Class A - 4.01% 5/15/28(a)	3,198,508	3,125,571
CFMT LLC (CFMT)
Series 2021-AL1 Class B - 1.39% 9/22/31(a)	4,171,819	3,944,915
Chesapeake Funding II LLC (CFII)
Series 2021-1A Class A1 - 0.47% 4/15/33(a)	1,446,793	1,417,366
Enterprise Fleet Financing LLC (EFF)
Series 2019-2 Class A - 2.29% 2/20/25(a)	190,513	190,248
Series 2020-1 Class A - 1.78% 12/22/25(a)	773,164	767,643
Exeter Automobile Receivables Trust (EART)
Series 2020-1A Class D - 2.73% 12/15/25(a)	2,400,000	2,363,201
Series 2020-3A Class D - 2.63% 7/15/26	1,440,000	1,392,444
Series 2021-1A Class D - 1.08% 11/16/26	1,350,000	1,268,387
First Help Financial LLC (FHF)
Series 2022-1A Class A - 4.43% 1/18/28(a)	4,296,385	4,202,962
First Investors Auto Owner Trust (FIAOT)
Series 2022-1A Class A - 2.03% 1/15/27(a)	2,459,570	2,403,803
Foursight Capital Automobile Receivables Trust (FCRT)
Series 2022-1 Class A2 - 1.15% 9/15/25(a)	1,411,010	1,381,095
Series 2022-2 Class A2 - 4.49% 3/16/26(a)	6,000,000	5,951,747
GLS Auto Receivables Issuer Trust (GCAR)
Series 2020-2A Class B - 3.16% 6/16/25(a)	197,773	196,957
Series 2021-4A Class A - 0.84% 7/15/25(a)	3,288,903	3,236,907
Series 2022-2A Class A2 - 3.55% 1/15/26(a)	3,500,000	3,465,312
JPMorgan Chase Auto Credit Linked Note (CACLN)
Series 2020-1 Class A5 - 0.99% 1/25/28(a)	476,596	468,043
Series 2020-2 Class A2 - 0.84% 2/25/28(a)	577,822	562,912
Series 2021-1 Class A2 - 0.88% 9/25/28(a)	2,737,973	2,645,524
Series 2021-2 Class A4 - 0.89% 12/26/28(a)	2,332,861	2,245,125
LAD Auto Receivables Trust (LADAR)
Series 2021-1A Class A - 1.3% 8/17/26(a)	5,025,161	4,845,316
Series 2022-1A Class A - 5.21% 6/15/27(a)	6,000,000	5,890,145
Onemain Direct Auto Receivables Trust (OMDAR)
Series 2021-1A Class A - 0.87% 7/14/28(a)	2,500,000	2,313,770
OneMain Direct Auto Receivables Trust (ODART)
Series 2022-1A Class C - 1.42% 7/14/28(a)	3,000,000	2,610,317
Santander Bank NA (SBCLN)
Series 2021-1A Class B - 1.83% 12/15/31(a)	2,015,282	1,943,468
Santander Drive Auto Receivables Trust (SDART)
Series 2020-2 Class D - 2.22% 9/15/26	5,745,000	5,611,348
Series 2020-3 Class C - 1.12% 1/15/26	642,103	637,488
Series 2020-4 Class C - 1.01% 1/15/26	927,581	916,934
Series 2022-6 Class A2 - 4.37% 5/15/25	2,350,000	2,342,131
Securitized Term Auto Loan Receivables Trust (SSTRT)
Series 2019-CRTA Class B - 2.45% 3/25/26(a) (b)	326,997	324,649
Series 2019-CRTA Class C - 2.85% 3/25/26(a) (b)	245,248	243,683
Westlake Automobile Receivables Trust (WLAKE)
Series 2020-3A Class D - 1.65% 2/17/26(a)	1,650,000	1,570,762
Series 2021-1A Class C - 0.95% 3/16/26(a)	3,885,000	3,724,754
Series 2022-1A Class A2A - 1.97% 12/16/24(a)	5,824,140	5,771,249

		87,186,990
Collateralized Loan Obligations
ABPCI Direct Lending Fund CLO LP (ABPCI)
Series 2016-1A Class A1A2 - 4.41% 7/20/33 Floating
Rate (Qtrly LIBOR + 170)(a) (b) (c)	2,000,000	1,913,036
Series 2020-10A Class A - 4.66% 1/20/32 Floating Rate
(Qtrly LIBOR + 195)(a) (b) (c)	6,500,000	6,394,892

	$ Principal
	Amount	$ Value
Audax Senior Debt CLO LLC (AUDAX)
Series 2021-6A Class A1 - 4.21% 10/20/33 Floating Rate
(Qtrly LIBOR + 150)(a) (c)	6,000,000	5,855,539
Ballyrock CLO Ltd. (BALLY)
Series 2016-1A Class BR2 - 3.86% 10/15/28 Floating
Rate (Qtrly LIBOR + 135)(a) (b) (c)	4,000,000	3,931,088
BCRED MML CLO LLC (BXCMM)
Series 2022-1A Class A1 - 2.24% 4/20/35 Floating Rate
(Qtrly SOFR + 165)(a) (b) (c)	3,000,000	2,829,978
BlackRock Elbert CLO V LLC (ELB)
Series 5A Class AR - 5.06% 6/15/34 Floating Rate
(TSFR3M + 185)(a) (b) (c)	2,000,000	1,916,524
Blackrock Rainier CLO VI Ltd. (BLKMM)
Series 2021-6A Class A - 4.41% 4/20/33 Floating Rate
(Qtrly LIBOR + 170)(a) (b) (c)	5,500,000	5,234,686
Brightwood Capital MM CLO Ltd. (BWCAP)
Series 2020-1A Class A - 5.19% 12/15/28 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	1,653,438	1,651,864
Capital Four US CLO II Ltd. (C4US)
Series 2022-1A Class A1 - 5.81% 10/20/30 Floating Rate
(TSFR3M + 214)(a) (b) (c)	6,500,000	6,387,758
Cerberus Loan Funding LP (CERB)
Series 2020-1A Class A - 4.36% 10/15/31 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	5,500,000	5,446,727
Series 2020-2A Class A - 4.41% 10/15/32 Floating Rate
(Qtrly LIBOR + 190)(a) (b) (c)	4,500,000	4,404,812
Series 2021-2A Class A - 4.13% 4/22/33 Floating Rate
(Qtrly LIBOR + 162)(a) (b) (c)	3,000,000	2,880,816
Series 2021-6A Class A - 3.91% 11/22/33 Floating Rate
(Qtrly LIBOR + 140)(a) (b) (c)	1,540,302	1,534,363
Churchill Middle Market CLO Ltd. (CHMML)
Series 2021-1A Class A1 - 4.28% 10/24/33 Floating Rate
(Qtrly LIBOR + 150)(a) (b) (c)	2,750,000	2,536,875
Deerpath Capital CLO Ltd. (DPATH)
Series 2021-2A Class A1 - 4.11% 1/15/34 Floating Rate
(Qtrly LIBOR + 160)(a) (b) (c)	4,000,000	3,806,076
Fortress Credit Opportunities CLO Ltd. (FCO)
Series 2017-9A Class A1TR - 4.06% 10/15/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	1,500,000	1,417,723
Series 2021-15A Class A2 - 4.33% 4/25/33 Floating
Rate (Qtrly LIBOR + 155)(a) (b) (c)	3,500,000	3,336,063
Golub Capital Partners CLO Ltd. (GOCAP)
Series 2016-31A Class CR - 5.73% 8/5/30 Floating Rate
(Qtrly LIBOR + 290)(a) (b) (c)	1,000,000	931,600
Series 2021-54A Class A2 - 4.36% 8/5/33 Floating Rate
(Qtrly LIBOR + 153)(a) (b) (c)	4,500,000	4,381,728
Series 2021-54A Class B - 4.68% 8/5/33 Floating Rate
(Qtrly LIBOR + 185)(a) (b) (c)	2,500,000	2,395,937
Golub Capital Partners Short Duration (GSHOR)
Series 2022-1A Class B1 10/25/31 Floating Rate
(TSFR3M + 350)(a) (c)	1,000,000	1,000,000
Ivy Hill Middle Market Credit Fund IX Ltd. (IVYH)
Series 9A Class A1TR - 4.16% 4/15/34 Floating Rate
(Qtrly SOFR + 162)(a) (b) (c)	3,500,000	3,303,097
KKR Lending Partners III Clo LLC (KKRLP)
Series 2021-1A Class B - 4.61% 10/20/30 Floating Rate
(Qtrly LIBOR + 190)(a) (c)	2,000,000	1,938,779
KKR Static CLO I Ltd. (KKRS)
Series 2022-1A Class B - 5.08% 7/20/31 Floating Rate
(TSFR3M + 260)(a) (b) (c)	1,250,000	1,222,831
Maranon Loan Funding Ltd. (MRNON)
Series 2021-2RA Class A1R - 4.2% 7/15/33 Floating Rate
(Qtrly LIBOR + 169)(a) (b) (c)	5,000,000	4,906,201

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 51

	$ Principal
	Amount	$ Value
Monroe Capital MML CLO XII Ltd. (MCMML)
Series 2021-2A Class A1 - 4.77% 9/14/33 Floating Rate
(Qtrly LIBOR + 150)(a) (b) (c)	7,500,000	7,231,782
Owl Rock CLO VIII LLC (OR)
Series 2022-8A Class AT 11/20/34 Floating Rate
(TSFR3M + 250)(a) (c)	2,000,000	1,978,386
Palmer Square Loan Funding Ltd. (PSTAT)
Series 2021-1A Class A2 - 3.96% 4/20/29 Floating Rate
(Qtrly LIBOR + 125)(a) (b) (c)	3,000,000	2,898,339
Twin Brook CLO (TWBRK)
Series 2021-1A Class A - 4.24% 1/20/34 Floating Rate
(US0003M + 153)(a) (c)	1,200,000	1,095,253

		94,762,753
Consumer & Specialty Finance
Affirm Asset Securitization Trust (AFFRM)
Series 2021-A Class A4 - 0.88% 8/15/25(a)	1,521,982	1,512,599
Series 2021-B Class A - 1.03% 8/15/26(a)	2,000,000	1,887,332
Series 2022-Z1 Class A - 4.55% 6/15/27(a)	3,501,254	3,434,600
Bankers Healthcare Group Securitization Trust (BHG)
Series 2020-A Class A - 2.56% 9/17/31(a)	2,119,870	2,071,367
Series 2021-A Class A - 1.42% 11/17/33(a)	593,651	552,392
Series 2022-B Class A - 3.75% 6/18/35(a)	1,293,950	1,274,654
Series 2022-B Class B - 4.84% 6/18/35(a)	1,498,342	1,432,880
Series 2022-C Class A - 5.28% 10/17/35(a)	2,000,000	1,995,196
Conn's Receivables Funding LLC (CONN)
Series 2021-A Class A - 1.05% 5/15/26(a)	1,739,537	1,731,813
Series 2022-A Class A - 5.87% 12/15/26(a)	2,769,382	2,769,266
Foundation Finance Trust (FFIN)
Series 2019-1A Class A - 3.86% 11/15/34(a)	836,921	820,709
Series 2021-2A Class A - 2.19% 1/15/42(a)	2,054,367	1,879,229
FREED ABS Trust (FREED)
Series 2022-1FP Class A - 0.94% 3/19/29(a)	393,038	389,189
Series 2022-1FP Class B - 1.91% 3/19/29(a)	4,000,000	3,843,483
Series 2022-3FP Class B - 5.79% 8/20/29(a)	3,500,000	3,463,520
Lendingpoint Asset Securitization Trust (LPST)
Series 2022-B Class A - 4.77% 10/15/29(a)	871,801	859,109
Series 2022-C Class A - 6.56% 2/15/30(a)	7,000,000	7,003,555
Marlette Funding Trust (MFT)
Series 2021-2A Class A - 0.51% 9/15/31(a)	507,354	504,703
Series 2021-2A Class B - 1.06% 9/15/31(a)	2,000,000	1,932,754
Series 2021-3A Class A - 0.65% 12/15/31(a)	699,807	688,827
Series 2022-1A Class A - 1.36% 4/15/32(a)	3,318,397	3,244,596
Series 2022-3A Class A - 5.18% 11/15/32(a)	3,500,000	3,486,544
Octane Receivables Trust (OCTL)
Series 2020-1A Class A2 - 1.71% 2/20/25(a)	1,466,995	1,449,522
Series 2021-1A Class A5 - 0.93% 3/22/27(a)	889,510	859,628
Series 2021-2A Class A - 1.21% 9/20/28(a)	1,722,250	1,647,937
Series 2022-1A Class A2 - 4.18% 3/20/28(a)	4,658,643	4,639,428
Series 2022-2A Class A - 5.11% 2/22/28(a)	2,145,344	2,130,935
Pagaya AI Debt Selection Trust (PAID)
Series 2021-1 Class A - 1.18% 11/15/27(a)	2,061,074	2,014,626
Series 2021-3 Class A - 1.15% 5/15/29(a)	763,929	740,468
Series 2021-HG1 Class A - 0.93% 1/16/29(a)	3,069,320	2,894,089
Series 2022-2 Class A - 4.97% 1/15/30(a)	1,387,255	1,370,040
PAGAYA AI Debt Trust (PAID)
Series 2022-3 Class A - 6.06% 3/15/30(a)	4,500,000	4,483,748
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	1,876,268	1,829,649
Upstart Securitization Trust (UPST)
Series 2020-3 Class A - 1.7% 11/20/30(a)	135,328	135,140

	$ Principal
	Amount	$ Value
Series 2021-1 Class A - 0.87% 3/20/31(a)	244,792	243,012
Series 2021-2 Class A - 0.91% 6/20/31(a)	504,552	492,562
Series 2021-3 Class A - 0.83% 7/20/31(a)	782,948	758,054
Series 2021-5 Class A - 1.31% 11/20/31(a)	1,582,621	1,530,365

		73,997,520

Equipment
Amur Equipment Finance Receivables IX LLC (AXIS)
Series 2021-1A Class B - 1.38% 2/22/27(a)	1,000,000	923,503
Amur Equipment Finance Receivables LLC (AXIS)
Series 2020-1A Class A2 - 1.68% 8/20/25(a)	195,759	194,755
Series 2021-1A Class A2 - 0.75% 11/20/26(a)	2,440,939	2,347,087
Amur Equipment Finance Receivables XI LLC (AXIS)
Series 2022-2A Class A2 - 5.3% 6/21/28(a)	2,100,000	2,085,865
CCG Receivables Trust (CCG)
Series 2019-1 Class B - 3.22% 9/14/26(a)	155,718	155,692
Series 2019-2 Class A - 2.11% 3/15/27(a)	167,373	166,947
Dell Equipment Finance Trust (DEFT)
Series 2021-2 Class A2 - 0.53% 12/22/26(a)	625,000	595,469
Series 2022-1 Class A2 - 2.11% 8/22/27(a)	2,750,000	2,705,594
Dext ABS LLC (DEXT)
Series 2020-1 Class A - 1.46% 2/16/27(a)	917,800	903,013
Series 2021-1 Class A - 1.12% 2/15/28(a)	2,691,823	2,576,918
DLLST LLC (DLLST)
Series 2022-1A Class A2 - 2.79% 1/22/24(a)	4,500,000	4,449,999
MMAF Equipment Finance LLC (MMAF)
Series 2022-A Class A2 - 2.77% 2/13/25(a)	3,125,000	3,064,951
Pawnee Equipment Receivables Series LLC (PWNE)
Series 2019-1 Class A2 - 2.29% 10/15/24(a)	229,575	229,367
Series 2020-1 Class A - 1.37% 11/17/25(a)	698,990	688,708
Series 2021-1 Class A2 - 1.1% 7/15/27(a)	3,831,604	3,670,071
Series 2022-1 Class A2 - 5.05% 2/15/28(a)	4,000,000	3,981,761

		28,739,700

Other
Hilton Grand Vacations Trust (HGVT)
Series 2020-AA Class A - 2.74% 2/25/39(a)	244,581	229,906
Sierra Timeshare Receivables Funding LLC (SRFC)
Series 2019-2A Class A - 2.59% 5/20/36(a)	432,314	417,913
Series 2019-2A Class B - 2.82% 5/20/36(a)	54,039	51,975
Series 2020-2A Class A - 1.33% 7/20/37(a)	699,732	652,516
		1,352,310

Total Asset-Backed Securities (Cost $293,104,749)		286,039,273

Commercial Mortgage-Backed Securities - 11.0%

Arbor Realty Commercial Real Estate Notes Ltd. (ARCLO)
Series 2021-FL4 Class A - 4.17% 11/15/36 Floating Rate
(Mthly LIBOR + 135)(a) (b)	5,000,000	4,906,090
AREIT Trust (AREIT)
Series 2021-CRE5 Class A - 4.07% 7/17/26 Floating Rate
(Mthly LIBOR + 108)(a)	5,203,384	5,050,963
BDS Ltd. (BDS)
Series 2021-FL10 Class A - 4.34% 12/18/36 Floating
Rate (Mthly LIBOR + 135)(a) (b)	4,000,000	3,900,000
BFLD Trust (BFLD)
Series 2020-OBRK Class A - 4.87% 11/15/22 Floating
Rate (Mthly LIBOR + 205)(a)	2,625,000	2,596,419

The accompanying notes form an integral part of these financial statements.

52 2022 Semi-Annual Report

SHORT DURATION INCOME FUND (CONTINUED)

Schedule of Investments
September 30, 2022 (Unaudited)

	$ Principal
	Amount	$ Value
BPCRE Ltd. (BPCRE)
Series 2021-FL1 Class E - 6.04% 2/15/37 Floating Rate
(US0001M + 310)(a) (b)	2,000,000	1,990,418
BPR Trust (BPR)
Series 2021-KEN Class A - 4.07% 2/15/29 Floating Rate
(Mthly LIBOR + 125)(a)	3,000,000	2,914,467
FS Rialto Issuer Ltd. (FSRI)
Series 2022-FL5 Class A - 5.32% 6/19/27 Floating Rate
(TSFR1M + 230)(a) (b)	4,500,000	4,446,378
GPMT Ltd. (GPMT)
Series 2021-FL3 Class A - 4.24% 7/16/35 Floating Rate
(Mthly LIBOR + 125)(a) (b)	3,506,619	3,460,413
HGI CRE CLO Ltd. (HGI)
Series 2021-FL1 Class A4 - 3.99% 6/16/36 Floating Rate
(Mthly LIBOR + 105)(a) (b)	4,750,000	4,578,373
Series 2021-FL2 Class A4 - 3.94% 9/19/26 Floating
Rate (Mthly LIBOR + 100)(a) (b)	2,750,000	2,640,619
Hilton USA Trust (HILT)
Series 2016-SFP Class E - 5.52% 11/5/35(a)	4,300,000	4,058,111
ILPT Commercial Mortgage Trust (ILPT)
Series 2022-LPF2 Class A - 4.5% 10/15/39 Floating
Rate (TSFR1M + 225)(a)	1,000,000	999,406
KREF Ltd. (KREF)
Series 2021-FL2 Class A4 - 4.01% 2/15/39 Floating Rate
(Mthly LIBOR + 107)(a) (b)	4,500,000	4,348,125
Series 2022-FL3 Class A - 4.47% 2/15/39 Floating Rate
(Mthly SOFR + 145)(a) (b)	4,500,000	4,331,250
LoanCore Issuer Ltd. (LNCR)
Series 2018-CRE1 Class D - 5.77% 5/15/28 Floating Rate
(US0001M + 295)(a) (b)	3,350,000	3,276,590
Series 2021-CRE5 Class A - 4.12% 7/15/36 Floating Rate
(Mthly LIBOR + 130)(a) (b)	5,000,000	4,856,250
Series 2022-CRE7 Class A - 3.83% 1/17/37 Floating Rate
(SOFR 30 Day Avg + 155)(a) (b)	4,750,000	4,599,016
MF1 Ltd. (MF1)
Series 21-FL7 Class A - 4.07% 10/18/36 Floating Rate
(Mthly LIBOR + 108)(a) (b)	2,000,000	1,920,000
PFP Ltd. (PFP)
Series 2021-7 Class AS - 3.97% 4/14/38 Floating Rate
(Mthly LIBOR + 115)(a) (b)	4,499,775	4,323,281
Series 2022-9 Class A - 5.32% 8/19/35 Floating Rate
(TSFR1M + 218)(a) (b)	3,000,000	2,994,375
Ready Capital Mortgage Financing LLC (RCMT)
Series 2020-FL4 Class A - 5.23% 2/25/35 Floating Rate
(Mthly LIBOR + 215)(a)	2,418,388	2,423,889
ReadyCap Commercial Mortgage Trust (RCMT)
Series 2021-FL7 Class A - 4.28% 11/25/36 Floating Rate
(Mthly LIBOR + 120)(a)	3,990,865	3,841,207
STWD Ltd. (STWD)
Series 2022-FL3 Class A - 3.64% 11/15/38 Floating Rate
(SOFR 30 Day Avg + 135)(a) (b)	6,500,000	6,297,271
VMC Finance LLC (VMC)
Series 2021-FL4 Class A - 4.09% 6/16/36 Floating Rate
(Mthly LIBOR + 110)(a)	2,497,926	2,439,380

Total Commercial Mortgage-Backed Securities (Cost $89,517,306)		87,192,291

Mortgage-Backed Securities - 9.9%
	$ Principal
	Amount	$ Value
Federal Home Loan Mortgage Corporation
Collateralized Mortgage Obligations
Series 3649 Class A - 4% 3/15/25	222,745	221,787
Series 4107 Class LW - 1.75% 8/15/27	3,920,459	3,607,730
Series 4281 Class AG - 2.5% 12/15/28	147,708	145,562
Series 3003 Class LD - 5% 12/15/34	442,378	442,806
Series 2952 Class PA - 5% 2/15/35	171,906	171,513
Series 3620 Class PA - 4.5% 12/15/39	345,660	340,389
Series 3842 Class PH - 4% 4/15/41	455,326	440,725

Pass-Through Securities
Pool# G13300 – 4.5% 5/1/23	3,577	3,534
Pool# G18296 – 4.5% 2/1/24	26,885	26,512
Pool# G18306 – 4.5% 4/1/24	57,310	56,509
Pool# G18308 – 4% 5/1/24	105,991	102,806
Pool# J13949 – 3.5% 12/1/25	692,126	658,238
Pool# E02804 – 3% 12/1/25	480,630	471,035
Pool# J14649 – 3.5% 4/1/26	508,264	484,034
Pool# E02948 – 3.5% 7/1/26	1,579,092	1,504,201
Pool# J16663 – 3.5% 9/1/26	1,314,370	1,249,641
Pool# E03033 – 3% 2/1/27	847,040	825,141
Pool# ZS8692 – 2.5% 4/1/33	736,888	674,012
Pool# G01818 – 5% 5/1/35	535,004	539,893
		11,966,068

Federal National Mortgage Association
Collateralized Mortgage Obligations
Series 2010-54 Class WA - 3.75% 6/25/25	34,106	33,944

Pass-Through Securities
Pool# AR8198 – 2.5% 3/1/23	140,139	139,563
Pool# MA1502 – 2.5% 7/1/23	153,766	152,856
Pool# 995960 – 5% 12/1/23	1,200	1,205
Pool# AD0629 – 5% 2/1/24	940	944
Pool# 930667 – 4.5% 3/1/24	47,668	46,955
Pool# 995693 – 4.5% 4/1/24	23,016	22,685
Pool# MA0043 – 4% 4/1/24	151,115	146,467
Pool# 995692 – 4.5% 5/1/24	116,620	114,893
Pool# 931739 – 4% 8/1/24	28,939	28,033
Pool# AE0031 – 5% 6/1/25	33,216	33,356
Pool# AD7073 – 4% 6/1/25	109,277	105,787
Pool# AL0471 – 5.5% 7/1/25	76,628	76,757
Pool# 310139 – 3.5% 11/1/25	842,884	801,262
Pool# AB1769 – 3% 11/1/25	362,325	355,116
Pool# AH3429 – 3.5% 1/1/26	2,026,198	1,922,888
Pool# AB2251 – 3% 2/1/26	524,616	513,562
Pool# AB3902 – 3% 11/1/26	404,452	394,012
Pool# AB4482 – 3% 2/1/27	2,043,946	1,987,035
Pool# AL1366 – 2.5% 2/1/27	751,611	698,795
Pool# AB6291 – 3% 9/1/27	412,797	399,732
Pool# MA3189 – 2.5% 11/1/27	695,867	667,408
Pool# MA3791 – 2.5% 9/1/29	1,576,161	1,461,489
Pool# BM5708 – 3% 12/1/29	1,165,165	1,127,285
Pool# MA0587 – 4% 12/1/30	1,451,635	1,386,419
Pool# BA4767 – 2.5% 1/1/31	804,677	747,532
Pool# AS7701 – 2.5% 8/1/31	2,513,221	2,334,630
Pool# 555531 – 5.5% 6/1/33	1,121,043	1,152,101
Pool# MA3540 – 3.5% 12/1/33	776,675	737,062
Pool# 725232 – 5% 3/1/34	103,153	103,793

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 53

	$ Principal
	Amount	$ Value
Pool# 995112 – 5.5% 7/1/36	503,890	520,232
		18,213,798

Government National Mortgage Association
Pass-Through Securities
Pool# 5255 – 3% 12/20/26	1,732,718	1,688,774

Non-Government Agency
Collateralized Mortgage Obligations
Bunker Hill Loan Depositary Trust (BHLD)
Series 2019-3A Class A1 - 2.72% 11/25/59(a) (c)	832,335	805,645
Citigroup Mortgage Loan Trust, Inc. (CMLTI)
Series 2014-A Class A - 4% 1/25/35(a) (c)	396,363	374,452
Flagstar Mortgage Trust (FSMT)
Series 2017-1 Class 2A2 - 3% 3/25/47(a) (c)	626,589	568,992
Series 2021-7 Class B - 2.5% 8/25/51(a) (c)	5,523,512	4,771,848
Series 2021-10IN Class A6 - 2.5% 10/25/51(a) (c)	5,215,312	4,514,655
GS Mortgage-Backed Securities Trust (GSMBS)
Series 2021-PJ9 Class A8 - 2.5% 2/26/52(a) (c)	3,473,695	3,013,616
Series 2022-PJ1 Class AB - 2.5% 5/28/52(a) (c)	4,202,576	3,624,392
Series 2022-PJ2 Class A24 - 3% 6/25/52(a) (c)	2,754,177	2,472,761
Series 2020-NQM1 Class A1 - 1.38% 9/27/60(a) (c)	502,208	460,362
JPMorgan Mortgage Trust (JPMMT)
Series 2014-2 Class 2A2 - 3.5% 6/25/29(a) (c)	781,392	740,319
Series 2014-5 Class B - 2.82% 10/25/29(a) (c)	1,653,560	1,560,951
Series 2016-3 Class A - 2.98% 10/25/46(a) (c)	1,296,959	1,175,424
Series 2017-3 Class A - 2.5% 8/25/47(a) (c)	2,747,413	2,434,640
Series 2018-6 Class 2A2 - 3% 12/25/48(a) (c)	430,607	405,423
Series 2020-7 Class A - 3% 1/25/51(a) (c)	130,401	127,376
Series 2020-8 Class A - 3% 3/25/51(a) (c)	268,868	258,441
Series 2021-4 Class A4 - 2.5% 8/25/51(a) (c)	2,240,835	1,935,892
Series 2021-6 Class B - 2.5% 10/25/51(a) (c)	4,951,535	4,270,310
Series 2021-8 Class B - 2.5% 12/25/51(a) (c)	1,633,796	1,414,619
Series 2022-2 Class A4A - 2.5% 8/25/52(a) (c)	2,021,395	1,741,281
JPMorgan Wealth Management (JPMWM)
Series 2020-ATR1 Class A - 3% 2/25/50(a) (c)	638,569	625,862
Rate Mortgage Trust (RATE)
Series 2021-J3 Class A7 - 2.5% 10/25/51(a) (c)	4,483,849	3,866,968
RCKT Mortgage Trust (RCKT)
Series 2021-3 Class A5 - 2.5% 7/25/51(a) (c)	5,875,511	5,097,894
Sequoia Mortgage Trust (SEMT)
Series 2019-CH2 Class A - 4.5% 8/25/49(a) (c)	256,179	252,151
Series 2020-3 Class A - 3% 4/25/50(a) (c)	388,598	375,493
		46,889,767

Total Mortgage-Backed Securities (Cost $87,195,741)		78,758,407

U.S. Treasuries - 25.3%

U.S. Treasury Notes
2% 2/15/23	5,000,000	4,968,645
1.5% 2/28/23	25,000,000	24,767,101
1.38% 9/30/23	3,000,000	2,915,275
2% 5/31/24	18,000,000	17,338,359
3% 6/30/24	2,000,000	1,956,680
3.25% 8/31/24	13,000,000	12,766,406
2.13% 11/30/24	2,500,000	2,390,234
1.5% 11/30/24	17,000,000	16,040,430

	$ Principal
	Amount	$ Value
2.75% 2/28/25	2,000,000	1,931,016
1.13% 2/28/25	9,000,000	8,359,453
0.38% 4/30/25	5,000,000	4,529,980
2.88% 6/15/25	9,000,000	8,681,133
3.13% 8/15/25	8,000,000	7,755,312
0.25% 8/31/25	20,000,000	17,819,531
3.5% 9/15/25	7,000,000	6,857,812
1.88% 7/31/26	15,000,000	13,791,211
1.63% 10/31/26	17,000,000	15,402,930
2.25% 2/15/27	2,000,000	1,849,219
1.13% 2/28/27	10,000,000	8,807,422
3.13% 8/31/27	2,000,000	1,918,750
1.13% 2/29/28	16,000,000	13,735,625
1.25% 3/31/28	7,000,000	6,037,227

Total U.S. Treasuries (Cost $214,319,794)		200,619,751

Cash Equivalents - 3.2%

JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7% (Cost
$25,078,411) (d)	25,078,411	25,078,411

Short-Term Securities Held as Collateral for Securities on Loan - 0.0%

Citibank N.A. DDCA
3.07%	31,219	31,219
Goldman Sachs Financial Square Government Fund
Institutional Class - 2.91%	280,969	280,969

Total Short-Term Securities Held as Collateral for Securities on Loan
(Cost $312,188)		312,188
Total Investments in Securities (Cost $832,933,905)		795,569,614

Cash due to Custodian - 0.0%		(272)
Other Liabilities in Excess of Other Assets - (0.4%)		(2,848,830)
Net Assets - 100%		792,720,512

Net Asset Value Per Share - Investor Class		11.61
Net Asset Value Per Share - Institutional Class		11.63

^	This security or a partial position of this security was on loan as of September 30, 2022. The total value of securities on loan as of September 30, 2022 was $305,781.
(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Foreign domiciled entity.
(c)	The interest rate resets periodically based on the weighted average coupons of the underlying mortgage-related or asset-backed obligations.
(d)	Rate presented represents the 30 day average yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

54 2022 Semi-Annual Report

ULTRA SHORT GOVERNMENT FUND

Schedule of Investments
September 30, 2022 (Unaudited)

Asset-Backed Securities - 5.2%
	$ Principal
	Amount	$ Value
Automobile
ACC Auto Trust (AUTOC)
Series 2021-A Class A - 1.08% 4/15/27(a)	75,050	73,837
AmeriCredit Automobile Receivables Trust (AMCAR)
Series 2018-1 Class D - 3.82% 3/18/24	915,949	915,641
ARI Fleet Lease Trust (ARIFL)
Series 2019-A Class A - 2.41% 11/15/27(a)	18,763	18,746
Series 2020-A Class A - 1.77% 8/15/28(a)	27,027	27,015
Series 2022-A Class A1 - 1.49% 4/17/23(a)	137,691	137,237
CFMT LLC (CFMT)
Series 2021-AL1 Class B - 1.39% 9/22/31(a)	297,987	281,780
GLS Auto Receivables Issuer Trust (GCAR)
Series 2021-4A Class A - 0.84% 7/15/25(a)	234,922	231,208
LAD Auto Receivables Trust (LADAR)
Series 2022-1A Class A - 5.21% 6/15/27(a)	300,000	294,507
Westlake Automobile Receivables Trust (WLAKE)
Series 2022-1A Class A2A - 1.97% 12/16/24(a)	224,005	221,971
Wheels SPV 2 LLC (WHLS)
Series 2020-1A Class A2 - 0.51% 8/20/29(a)	154,559	152,551

		2,354,493
Consumer & Specialty Finance
Conn's Receivables Funding LLC (CONN)
Series 2021-A Class A - 1.05% 5/15/26(a)	75,632	75,296
FREED ABS Trust (FREED)
Series 2022-1FP Class A - 0.94% 3/19/29(a)	131,013	129,730
Marlette Funding Trust (MFT)
Series 2021-2A Class A - 0.51% 9/15/31(a)	31,710	31,544
Theorem Funding Trust (THRM)
Series 2021-1A Class A - 1.28% 12/15/27(a)	134,019	130,689
Upstart Securitization Trust (UPST)
Series 2021-3 Class A - 0.83% 7/20/31(a)	97,869	94,757

		462,016
Equipment
MMAF Equipment Finance LLC (MMAF)
Series 2022-A Class A1 - 1.48% 5/3/23(a)	454,462	452,838

Total Asset-Backed Securities (Cost $3,311,089)		3,269,347

U.S. Treasuries - 81.9%

U.S. Treasury Notes
2% 10/31/22	13,000,000	12,992,168
1.88% 10/31/22	5,500,000	5,496,171
1.63% 11/15/22	11,000,000	10,980,464
2% 11/30/22	20,000,000	19,961,913
0.25% 4/15/23	2,000,000	1,961,223

Total U.S. Treasuries (Cost $51,438,505)		51,391,939

Cash Equivalents - 13.1%
	$ Principal
	Amount	$ Value
JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7% (Cost
$8,201,757) (b)	8,201,757	8,201,757

Total Investments in Securities (Cost $62,951,351)		62,863,043

Cash due to Custodian - 0.0%		(1,140)
Other Liabilities in Excess of Other Assets - (0.2%)		(103,966)
Net Assets - 100%		62,757,937

Net Asset Value Per Share - Institutional Class		9.98

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)	Rate presented represents the 30 day average yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 55

VALUE FUND
Schedule of Investments
September 30, 2022 (Unaudited)

Common Stocks - 97.1%
	% of Net
Information Technology	Assets	Shares	$ Value

Data Processing & Outsourced Services	12.1
Visa, Inc. - Class A		170,000	30,200,500
Mastercard, Inc. - Class A		105,000	29,855,700
Fidelity National Information Services, Inc.		345,000	26,071,650

Application Software	8.6
Roper Technologies, Inc.		70,000	25,174,800
Salesforce, Inc.(a)		125,000	17,980,000
Adobe, Inc.(a)		65,000	17,888,000

IT Consulting & Other Services	6.4
Gartner, Inc.(a)		90,000	24,902,100
Accenture plc - Class A(b)		80,000	20,584,000

Semiconductors	4.4
Analog Devices, Inc.		225,000	31,351,500

Systems Software	2.8
Oracle Corp.		325,000	19,847,750

	34.3		243,856,000
Communication Services

Interactive Media & Services	11.0
Alphabet, Inc. - Class C(a)		535,000	51,440,250
Meta Platforms, Inc. - Class A(a)		200,000	27,136,000

Cable & Satellite	7.1
Liberty Broadband Corp. - Class C(a)		360,000	26,568,000
Liberty Media Corp-Liberty SiriusXM - Class C(a)		625,000	23,568,750

	18.1		128,713,000
Financials

Multi-Sector Holdings	4.3
Berkshire Hathaway, Inc. - Class B(a)		115,000	30,707,300

Investment Banking & Brokerage	3.3
The Charles Schwab Corp.		325,000	23,357,750

Insurance Brokers	3.0
Aon plc - Class A(b)		80,000	21,429,600

Financial Exchanges & Data	2.8
S&P Global, Inc.		65,000	19,847,750

	13.4		95,342,400
Health Care

Health Care Equipment	5.3
Danaher Corp.		145,000	37,452,050

Life Sciences Tools & Services	4.6
Thermo Fisher Scientific, Inc.		65,000	32,967,350

Health Care Services	3.1
Laboratory Corp. of America Holdings		107,500	22,017,075

	13.0		92,436,475

% of Net
Materials	Assets	Shares	$ Value

Construction Materials	4.4
Vulcan Materials Co.		200,000	31,542,000

Industrial Gases	2.5
Linde plc(b)		65,000	17,523,350

	6.9		49,065,350
Consumer Discretionary

Internet & Direct Marketing Retail	3.2
Amazon.com, Inc.(a)		200,000	22,600,000

Automotive Retail	2.6
CarMax, Inc.(a)		280,000	18,485,600

	5.8		41,085,600
Industrials

Research & Consulting Services	5.6
CoStar Group, Inc.(a)		575,000	40,048,750

Total Common Stocks (Cost $458,462,128)			690,547,575

Cash Equivalents - 3.2%a
		$ Principal
		Amount	$ Value
JPMorgan U.S. Government Money Market
Fund - Institutional Class 2.7%(c)		11,158,729	11,158,729
U.S. Treasury Bills, 1.78% to 2.23%, 10/11/22
to 10/25/22(d)		12,000,000	11,983,452

Total Cash Equivalents (Cost $23,140,309)			23,142,181
Total Investments in Securities (Cost $481,602,437)			713,689,756

Cash - 0.0%			1
Other Liabilities in Excess of Other Assets - (0.3%)			(2,310,382)
Net Assets - 100%			711,379,375

Net Asset Value Per Share - Investor Class			44.29
Net Asset Value Per Share - Institutional Class			45.26

(a) Non-income producing.

(b) Foreign domiciled entity.

(c) Rate presented represents the 30 day average yield at September 30, 2022.

(d) Interest rates presented represent the effective yield at September 30, 2022.

The accompanying notes form an integral part of these financial statements.

56 2022 Semi-Annual Report

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2022 (Unaudited)

				Nebraska			Short
		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars, except share data)	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value
Assets:
Investments in securities at
value*#:
Unaffiliated issuers	186,410,848	344,338,535	146,155,852	28,476,405	411,630,398	379,648,724	795,569,614	62,863,043	713,689,756
Non-controlled affiliates	—	—	—	—	13,715,100	—	—	—	—
	186,410,848	344,338,535	146,155,852	28,476,405	425,345,498	379,648,724	795,569,614	62,863,043	713,689,756
Accrued interest and dividends
receivable	470,206	2,316,789	32,875	302,363	57,977	42,739	3,184,387	373,803	78,112
Due from broker	—	—	—	—	14,976,645	—	—	—	—
Receivable for fund shares sold	76,515	5,743,229	199	—	14,003	2,470	560,310	—	16,011
Reclaims receivable	15,415	—	—	—	—	—	—	—	—
Receivable from adviser	—	—	—	—	—	—	—	518	—
Prepaid expenses	16,602	18,943	10,808	1,945	30,730	25,722	65,680	21,011	47,722
Cash	—	10	—	3	—	—	—	—	1
Total assets	186,989,586	352,417,506	146,199,734	28,780,716	440,424,853	379,719,655	799,379,991	63,258,375	713,831,602
Liabilities:
Bank Overdraft	1,245	—	—	—	2	—	272	1,140	—
Dividends payable on securities
sold short	—	—	—	—	63,856	—	—	—	—
Due to adviser	94,758	94,614	174,649	6,446	393,495	272,137	194,190	—	564,942
Payable for collateral received on
loaned securities	—	510,998	—	—	7,769,020	—	312,188	—	—
Payable for securities purchased	4,228	2,084,924	665,489	—	673,970	—	5,293,079	28,753	1,407,477
Payable for fund shares redeemed	226,896	517,415	74,611	—	367,369	20,238	693,774	405,423	198,189
Securities sold short^	—	—	—	—	14,287,200	—	—	—	—
Other	134,888	203,302	99,112	55,002	200,854	160,653	165,976	65,122	281,619
Total liabilities	462,015	3,411,253	1,013,861	61,448	23,755,766	453,028	6,659,479	500,438	2,452,227
Net assets	186,527,571	349,006,253	145,185,873	28,719,268	416,669,087	379,266,627	792,720,512	62,757,937	711,379,375
Composition of net assets:
Paid-in capital	164,927,014	391,118,617	103,613,890	30,909,988	286,032,150	219,986,953	828,271,785	62,846,501	362,259,290
Total distributable earnings	21,600,557	(42,112,364)	41,571,983	(2,190,720)	130,636,937	159,279,674	(35,551,273)	(88,564)	349,120,085
Net assets	186,527,571	349,006,253	145,185,873	28,719,268	416,669,087	379,266,627	792,720,512	62,757,937	711,379,375
Net assets(a):
Investor Class	54,680,385	49,900,733	145,185,873	28,719,268	7,079,149	163,094,095	77,645,043		465,426,072
Institutional Class	131,847,186	299,105,520			409,589,938	216,172,532	715,075,469	62,757,937	245,953,303
Shares outstanding(a)(b):
Investor Class	3,697,548	5,232,549	3,677,758	3,109,070	665,997	6,365,949	6,690,486		10,507,899
Institutional Class	8,903,303	31,352,518			35,853,918	8,234,272	61,477,374	6,286,776	5,434,173
Net asset value, offering and redemption price(a):
Investor Class	14.79	9.54	39.48	9.24	10.63	25.62	11.61		44.29
Institutional Class	14.81	9.54			11.42	26.25	11.63	9.98	45.26
* Cost of investments in
securities:
Unaffiliated Issuers	168,702,261	385,552,335	117,008,328	30,570,736	305,449,323	249,265,772	832,933,905	62,951,351	481,602,437
Non-controlled affiliates	—	—	—	—	898,876	—	—	—	—
	168,702,261	385,552,335	117,008,328	30,570,736	306,348,199	249,265,772	832,933,905	62,951,351	481,602,437
^ Proceeds from short sales	—	—	—	—	8,412,580	—	—	—	—

#	Includes securities on loan as shown in the Schedule of Investments.
(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
(b)	Indefinite number of no par value shares authorized.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 57

STATEMENTS OF OPERATIONS
Period ended September 30, 2022 (Unaudited)

				Nebraska			Short
		Core Plus		Tax-Free	Partners III	Partners	Duration	Ultra Short
(In U.S. dollars)	Balanced	Income	Hickory	Income	Opportunity	Value	Income	Government	Value
Investment Income:
Dividends	651,469	225,003	461,289	8,444	1,724,438	992,055	191,783	46,454	2,599,057
Interest	1,019,376	5,780,410	16,520	305,455	130,079	30,941	9,887,475	344,956	48,016
Income from securities lending	15	13,628	37	—	9,842	—	10,793	—	—
Total investment income	1,670,860	6,019,041	477,846	313,899	1,864,359	1,022,996	10,090,051	391,410	2,647,073
Fees and expenses*:
Investment advisory services	601,152	721,162	734,692	60,680	2,559,244	1,653,691	1,550,415	94,725	3,130,794
Business administration services	30,058	54,087	25,930	4,551	76,777	66,147	116,281	9,472	125,232
Administrative services:
Investor Class	43,625	46,352	128,517	10,029	5,800	158,659	42,097		452,705
Institutional Class	20,609	92,608			65,955	28,638	229,568	2,050	29,533
Transfer agent services:
Investor Class	14,084	11,144	19,975	8,920	8,652	16,256	7,368		36,585
Institutional Class	12,800	11,008			11,653	10,295	9,439	11,670	11,337
Registration:
Investor Class	13,042	12,472	13,288	5,138	9,475	10,784	12,562		1,365
Institutional Class	19,104	29,047			686	9,755	4,869	16,498	17,723
Custody and fund accounting	71,478	94,562	55,601	53,696	77,313	72,666	92,506	52,586	104,131
Auditing and legal	48,398	75,227	36,995	20,322	67,502	64,281	82,675	24,346	108,555
Trustees	23,451	44,177	17,976	3,199	45,405	41,251	59,216	6,589	79,698
Dividends on securities sold short	—	—	—	—	126,931	—	—	—	—
Printing	10,193	17,943	8,262	3,221	16,597	15,796	21,972	4,301	27,609
Other	17,760	28,901	23,347	6,967	24,412	25,822	38,038	7,920	57,173
	925,754	1,238,690	1,064,583	176,723	3,096,402	2,174,041	2,267,006	230,157	4,182,440
Less expenses waived/reimbursed by investment
adviser	(179,810)	(490,904)	(141,799)	(108,159)	—	(53,745)	(384,687)	(180,875)	(69,065)
Net expenses	745,944	747,786	922,784	68,564	3,096,402	2,120,296	1,882,319	49,282	4,113,375
Net investment income (loss)	924,916	5,271,255	(444,938)	245,335	(1,232,043)	(1,097,300)	8,207,732	342,128	(1,466,302)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss):
Unaffiliated issuers	1,289,559	(2,078,012)	4,756,063	(19)	9,736,685	4,556,664	60,456	62	25,774,928
Securities sold short	—	—	—	—	(22,868,659)	—	—	—	—
Net realized gain (loss)	1,289,559	(2,078,012)	4,756,063	(19) (13,131,974)		4,556,664	60,456	62	25,774,928
Change in net unrealized appreciation
(depreciation):
Unaffiliated issuers	(25,423,547)	(30,710,618)	(43,521,906)	(1,580,884)	(142,168,327)	(102,054,532)	(24,931,286)	(43,162) (229,441,005)
Non-controlled affiliates	—	—	—	—	(3,470,776)	—	—	—	—
Securities sold short	—	—	—	—	36,137,057	—	—	—	—
Change in net unrealized appreciation
(depreciation)	(25,423,547)	(30,710,618)	(43,521,906)	(1,580,884)	(109,502,046)	(102,054,532)	(24,931,286)	(43,162)	(229,441,005)
Net realized and unrealized gain (loss) on investments	(24,133,988)	(32,788,630)	(38,765,843)	(1,580,903)	(122,634,020)	(97,497,868)	(24,870,830)	(43,100)	(203,666,077)
Net increase (decrease) in net assets resulting from
operations	(23,209,072)	(27,517,375)	(39,210,781)	(1,335,568)	(123,866,063)	(98,595,168) (16,663,098)		299,028	(205,132,379)

* Additional information related to fees and expenses is included in the notes to the financial statements.

The accompanying notes form an integral part of these financial statements.

58 2022 Semi-Annual Report

STATEMENTS OF CHANGES IN NET ASSETS

	Balanced		Core Plus Income		Hickory		Nebraska Tax-Free Income
	Six months		Six months		Six months		Six months
	ended		ended		ended		ended
	Sept. 30, 2022	Year ended	Sept. 30, 2022	Year ended	Sept. 30, 2022	Year ended	Sept. 30, 2022	Year ended
(In U.S. dollars)	(Unaudited)	March 31, 2022	(Unaudited)	March 31, 2022	(Unaudited)	March 31, 2022	(Unaudited)	March 31, 2022
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	924,916	896,217	5,271,255	6,008,215	(444,938)	(1,298,260)	245,335	493,620
Net realized gain (loss)	1,289,559	11,608,385	(2,078,012)	1,032,129	4,756,063	18,110,917	(19)	—
Change in net unrealized appreciation
(depreciation)	(25,423,547)	(1,762,959)	(30,710,618)	(16,889,866)	(43,521,906)	(24,032,484)	(1,580,884)	(1,527,846)
Net (decrease) increase in net assets
resulting from operations	(23,209,072)	10,741,643	(27,517,375)	(9,849,522)	(39,210,781)	(7,219,827)	(1,335,568)	(1,034,226)
Distributions to shareholders(a):
Investor Class	(191,981)	(1,623,752)	(720,701)	(1,272,805)		(18,525,298)	(245,698)	(475,746)
Institutional Class	(485,319)	(4,428,337)	(4,299,640)	(5,258,102)
Total distributions	(677,300)	(6,052,089)	(5,020,341)	(6,530,907)	—	(18,525,298)	(245,698)	(475,746)
Fund share transactions(a):
Investor Class	(2,857,277)	(1,387,426)	441,425	2,329,621	(8,789,892)	6,156,327	(2,579,495)	(1,248,038)
Institutional Class	2,704,621	1,251,435	33,497,679	197,408,290
Net decrease (increase) from fund share
transactions	(152,656)	(135,991)	33,939,104	199,737,911	(8,789,892)	6,156,327	(2,579,495)	(1,248,038)
Total decrease (increase) in net assets	(24,039,028)	4,553,563	1,401,388	183,357,482	(48,000,673)	(19,588,798)	(4,160,761)	(2,758,010)
Net assets:
Beginning of period	210,566,599	206,013,036	347,604,865	164,247,383	193,186,546	212,775,344	32,880,029	35,638,039
End of period	186,527,571	210,566,599	349,006,253	347,604,865	145,185,873	193,186,546	28,719,268	32,880,029

(a)	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 59

Partners III Opportunity		Partners Value		Short Duration Income		Ultra Short Government		Value
Six months		Six months		Six months		Six months		Six months
ended		ended		ended		ended		ended
Sept. 30, 2022	Year ended	Sept. 30, 2022	Year ended	Sept. 30, 2022	Year ended	Sept. 30, 2022	Year ended	Sept. 30, 2022	Year ended
(Unaudited)	March 31, 2022	(Unaudited)	March 31, 2022	(Unaudited)	March 31, 2022	(Unaudited)	March 31, 2022	(Unaudited)	March 31, 2022

(1,232,043)	(5,098,263)	(1,097,300)	(3,600,447)	8,207,732	12,033,522	342,128	51,115	(1,466,302)	(4,804,522)
(13,131,974)	55,260,512	4,556,664	40,163,742	60,456	2,083,229	62	667	25,774,928	97,528,680

(109,502,046)	(52,199,570)	(102,054,532)	(13,015,753)	(24,931,286)	(25,453,053)	(43,162)	(84,838)	(229,441,005)	(10,595,896)

(123,866,063)	(2,037,321)	(98,595,168)	23,547,542	(16,663,098)	(11,336,302)	299,028	(33,056)	(205,132,379)	82,128,262

	(1,669,312)		(15,385,870)	(689,875)	(712,242)				(25,521,469)
	(65,020,686)		(19,337,527)	(7,206,268)	(12,443,558)	(324,989)	(75,091)		(12,474,077)
—	(66,689,998)	—	(34,723,397)	(7,896,143)	(13,155,800)	(324,989)	(75,091)	—	(37,995,546)

(4,541,102)	(7,191,989)	(9,226,968)	(12,084,272)	19,779,071	24,514,927			(32,131,086)	(12,162,742)
(28,303,861)	34,037,949	(7,082,637)	8,817,261	15,459,291	86,945,227	209,713	(17,255,150)	(127,816)	(10,837,617)

(32,844,963)	26,845,960	(16,309,605)	(3,267,011)	35,238,362	111,460,154	209,713	(17,255,150)	(32,258,902)	(23,000,359)
(156,711,026)	(41,881,359)	(114,904,773)	(14,442,866)	10,679,121	86,968,052	183,752	(17,363,297)	(237,391,281)	21,132,357

573,380,113	615,261,472	494,171,400	508,614,266	782,041,391	695,073,339	62,574,185	79,937,482	948,770,656	927,638,299
416,669,087	573,380,113	379,266,627	494,171,400	792,720,512	782,041,391	62,757,937	62,574,185	711,379,375	948,770,656

The accompanying notes form an integral part of these financial statements.

60 2022 Semi-Annual Report

FINANCIAL HIGHLIGHTS

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Balanced - Investor Class
Six months ended 9/30/2022 (Unaudited)	16.68	0.06 (d)	(1.90)	(1.84)	(0.05)	—	(0.05)
2022	16.30	0.05 (d)	0.78	0.83	(0.04)	(0.41)	(0.45)
2021	13.54	0.07 (d)	2.86	2.93	(0.08)	(0.09)	(0.17)
2020	13.76	0.13 (d)	(0.07)	0.06	(0.15)	(0.13)	(0.28)
2019	14.20	0.14	0.66	0.80	(0.13)	(1.11)	(1.24)
2018	13.63	0.08	0.87	0.95	(0.05)	(0.33)	(0.38)
Balanced - Institutional Class
Six months ended 9/30/2022 (Unaudited)	16.70	0.08 (d)	(1.92)	(1.84)	(0.05)	—	(0.05)
2022	16.31	0.08 (d)	0.77	0.85	(0.05)	(0.41)	(0.46)
2021	13.55	0.09 (d)	2.87	2.96	(0.11)	(0.09)	(0.20)
2020(e)	13.75	0.16 (d)	(0.08)	0.08	(0.15)	(0.13)	(0.28)
Core Plus Income - Investor Class
Six months ended 9/30/2022 (Unaudited)	10.45	0.14 (d)	(0.91)	(0.77)	(0.14)	—	(0.14)
2022	10.86	0.23 (d)	(0.40)	(0.17)	(0.21)	(0.03)	(0.24)
2021	10.14	0.37 (d)	0.91	1.28	(0.37)	(0.19)	(0.56)
2020	10.31	0.30 (d)	(0.16)	0.14	(0.29)	(0.02)	(0.31)
2019	10.09	0.27 (d)	0.21	0.48	(0.26)	—	(0.26)
2018	10.23	0.23 (d)	(0.12)	0.11	(0.22)	(0.03)	(0.25)
Core Plus Income - Institutional Class
Six months ended 9/30/2022 (Unaudited)	10.45	0.15 (d)	(0.92)	(0.77)	(0.14)	—	(0.14)
2022	10.87	0.24 (d)	(0.41)	(0.17)	(0.22)	(0.03)	(0.25)
2021	10.15	0.38 (d)	0.91	1.29	(0.38)	(0.19)	(0.57)
2020	10.32	0.32 (d)	(0.16)	0.16	(0.31)	(0.02)	(0.33)
2019	10.10	0.29 (d)	0.21	0.50	(0.28)	—	(0.28)
2018	10.23	0.25 (d)	(0.11)	0.14	(0.24)	(0.03)	(0.27)
Hickory
Six months ended 9/30/2022 (Unaudited)	49.94	(0.12)(d)	(10.34)	(10.46)	—	—	—
2022	56.68	(0.35)(d)	(1.28)	(1.63)	—	(5.11)	(5.11)
2021	38.80	(0.13)	22.42	22.29	—	(4.41)	(4.41)
2020	46.86	(0.28)	(6.82)	(7.10)	—	(0.96)	(0.96)
2019	51.58	(0.05)	0.71	0.66	—	(5.38)	(5.38)
2018	53.11	(0.37)	1.55	1.18	—	(2.71)	(2.71)
Nebraska Tax-Free Income
Six months ended 9/30/2022 (Unaudited)	9.73	0.08 (d)	(0.49)	(0.41)	(0.08)	—	(0.08)
2022	10.18	0.14 (d)	(0.45)	(0.31)	(0.14)	—	(0.14)
2021	10.07	0.16	0.11	0.27	(0.16)	—	(0.16)
2020	9.95	0.13	0.12	0.25	(0.13)	—	(0.13)
2019	9.76	0.14	0.19	0.33	(0.14)	—	(0.14)
2018	9.90	0.14	(0.15)	(0.01)	(0.13)	—	(0.13)
Partners III Opportunity - Investor Class
Six months ended 9/30/2022 (Unaudited)	13.74	(0.06)(d)	(3.05)	(3.11)	—	—	—
2022	15.67	(0.20)(d)	0.11	(0.09)	—	(1.84)	(1.84)
2021	12.84	(0.16)(d)	4.92	4.76	—	(1.93)	(1.93)
2020	14.67	(0.20)(d)	(0.59)	(0.79)	—	(1.04)	(1.04)
2019	14.28	(0.17)(d)	1.58	1.41	—	(1.02)	(1.02)
2018	14.74	(0.19)(d)	0.40	0.21	—	(0.67)	(0.67)
Partners III Opportunity - Institutional Class
Six months ended 9/30/2022 (Unaudited)	14.74	(0.03)(d)	(3.29)	(3.32)	—	—	—
2022	16.60	(0.13)(d)	0.12	(0.01)	—	(1.84)	(1.84)
2021	13.43	(0.07)(d)	5.17	5.10	—	(1.93)	(1.93)
2020	15.21	(0.11)(d)	(0.63)	(0.74)	—	(1.04)	(1.04)
2019	14.69	(0.09)(d)	1.63	1.54	—	(1.02)	(1.02)
2018	15.07	(0.12)(d)	0.41	0.29	—	(0.67)	(0.67)

(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 61

			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)

14.79	(11.04)	54,680	1.04	0.85	0.81	12
16.68	4.98	64,732	1.01	0.85	0.31	26
16.30	21.74	64,736	1.14	0.85	0.44	29
13.54	0.35	47,591	1.20	0.85	0.94	32
13.76	6.18	124,431	1.00	0.88	0.98	33
14.20	7.06	122,069	1.05	1.00	0.55	40

14.81	(11.00)	131,847	0.87	0.70	0.97	12
16.70	5.15	145,835	0.82	0.70	0.46	26
16.31	21.93	141,277	0.89	0.70	0.58	29
13.55	0.45	84,682	1.00	0.70	1.09	32

9.54	(7.44)	49,901	0.83	0.50	2.83	15
10.45	(1.67)	54,279	0.89	0.50	2.07	46
10.86	12.79	53,944	1.09	0.50	3.42	38
10.14	1.38	25,921	1.18	0.57	2.85	51
10.31	4.78	18,840	1.42	0.60	2.76	33
10.09	1.20	7,274	1.65	0.60	2.26	43

9.54	(7.40)	299,106	0.66	0.40	2.94	15
10.45	(1.67)	293,326	0.62	0.40	2.16	46
10.87	12.88	110,303	0.80	0.40	3.54	38
10.15	1.56	78,128	0.80	0.40	3.02	51
10.32	5.07	59,687	0.96	0.40	2.93	33
10.10	1.40	31,895	1.09	0.40	2.47	43

39.48	(20.95)	145,186	1.23	1.07	(0.52)	5
49.94	(3.87)	193,187	1.12	1.09	(0.60)	15
56.68	59.17	212,775	1.20	1.09	(0.23)	16
38.80	(15.67)	170,968	1.28	1.23	(0.53)	30
46.86	2.30	210,744	1.27	1.27	(0.10)	28
51.58	2.15	242,608	1.24	1.24	(0.65)	20

9.24	(4.26)	28,719	1.16	0.45	1.61	2
9.73	(3.08)	32,880	1.02	0.45	1.42	9
10.18	2.67	35,638	1.09	0.45	1.54	13
10.07	2.55	31,465	1.10	0.94	1.29	7
9.95	3.46	38,048	0.89	0.89	1.39	9
9.76	(0.07)	58,604	0.84	0.84	1.41	24

10.63	(22.63)	7,079	1.63	1.63	(0.94)	12
13.74	(1.02)	14,147	1.86	1.86	(1.25)	26
15.67	39.25	22,791	2.09	2.09	(1.08)	23
12.84	(6.40)	19,287	2.04	2.04	(1.29)	32
14.67	10.63	21,881	2.13	2.13	(1.23)	38
14.28	1.49	24,808	2.14	2.14	(1.30)	31

11.42	(22.52)	409,590	1.20	1.20	(0.47)	12
14.74	(0.53)	559,234	1.43	1.43	(0.81)	26
16.60	40.11	592,471	1.46	1.46	(0.46)	23
13.43	(5.83)	541,433	1.44	1.44	(0.69)	32
15.21	11.25	616,621	1.56	1.56	(0.66)	38
14.69	2.01	629,034	1.63	1.63	(0.79)	31

(e) Initial offering of shares on March 29, 2019.

The accompanying notes form an integral part of these financial statements.

62 2022 Semi-Annual Report

FINANCIAL HIGHLIGHTS (CONTINUED)

The following financial information provides selected data, in U.S. dollars, for a share outstanding throughout the periods indicated.

		Income (loss) from Investment Operations				Distributions
			Net gain (loss)		Dividends
			on securities	Total from	from net	Distributions
Years ended March 31,	Net asset value,	Net investment	(realized	investment	investment	from	Total
unless otherwise noted	beginning of period	income (loss)	and unrealized)	operations	income	realized gains	distributions
Partners Value - Investor Class
Six months ended 9/30/2022 (Unaudited)	32.18	(0.09)(d)	(6.47)	(6.56)	—	—	—
2022	33.01	(0.27)(d)	1.81	1.54	—	(2.37)	(2.37)
2021	23.32	(0.28)(d)	13.30	13.02	—	(3.33)	(3.33)
2020	29.45	(0.09)(d)	(3.80)	(3.89)	—	(2.24)	(2.24)
2019	31.31	(0.12)(d)	0.63	0.51	—	(2.37)	(2.37)
2018	30.72	(0.15)(d)	1.47	1.32	—	(0.73)	(0.73)
Partners Value - Institutional Class
Six months ended 9/30/2022 (Unaudited)	32.94	(0.06)(d)	(6.63)	(6.69)	—	—	—
2022	33.67	(0.21)(d)	1.85	1.64	—	(2.37)	(2.37)
2021	23.70	(0.23)(d)	13.53	13.30	—	(3.33)	(3.33)
2020	29.82	(0.01)(d)	(3.87)	(3.88)	—	(2.24)	(2.24)
2019	31.59	(0.04)(d)	0.64	0.60	—	(2.37)	(2.37)
2018	30.91	(0.06)(d)	1.47	1.41	—	(0.73)	(0.73)
Short Duration Income - Investor Class
Six months ended 9/30/2022 (Unaudited)	11.98	0.12 (d)	(0.37)	(0.25)	(0.12)	—	(0.12)
2022	12.37	0.19 (d)	(0.37)	(0.18)	(0.19)	(0.02)	(0.21)
2021	11.93	0.27 (d)	0.48	0.75	(0.29)	(0.02)	(0.31)
2020	12.17	0.27 (d)	(0.23)	0.04	(0.28)	—	(0.28)
2019	12.09	0.26 (d)	0.09	0.35	(0.27)	—	(0.27)
2018	12.27	0.23 (d)	(0.18)	0.05	(0.23)	—	(0.23)
Short Duration Income - Institutional Class
Six months ended 9/30/2022 (Unaudited)	12.00	0.13 (d)	(0.38)	(0.25)	(0.12)	—	(0.12)
2022	12.39	0.20 (d)	(0.37)	(0.17)	(0.20)	(0.02)	(0.22)
2021	11.95	0.28 (d)	0.47	0.75	(0.29)	(0.02)	(0.31)
2020	12.19	0.29 (d)	(0.23)	0.06	(0.30)	—	(0.30)
2019	12.11	0.29 (d)	0.09	0.38	(0.30)	—	(0.30)
2018	12.29	0.26 (d)	(0.18)	0.08	(0.26)	—	(0.26)
Ultra Short Government
Six months ended 9/30/2022 (Unaudited)	9.99	0.05 (d)	(0.01)	0.04	(0.05)	—	(0.05)
2022	10.00	0.01 (d)	(0.01)	—#	(0.01)	—	(0.01)
2021	10.03	0.06	(0.03)	0.03	(0.06)	—	(0.06)
2020	10.01	0.21	0.03	0.24	(0.21)	(0.01)	(0.22)
2019	10.00	0.20	0.01	0.21	(0.20)	—	(0.20)
2018	10.00	0.09	—	0.09	(0.09)	—	(0.09)
Value - Investor Class
Six months ended 9/30/2022 (Unaudited)	56.83	(0.11)(d)	(12.43)	(12.54)	—	—	—
2022	54.30	(0.32)(d)	5.18	4.86	—	(2.33)	(2.33)
2021	37.98	(0.21)(d)	21.14	20.93	—	(4.61)	(4.61)
2020	42.31	(0.15)(d)	(1.98)	(2.13)	—	(2.20)	(2.20)
2019	42.92	(0.19)(d)	3.60	3.41	—	(4.02)	(4.02)
2018	42.20	(0.18)(d)	3.96	3.78	—	(3.06)	(3.06)
Value - Institutional Class
Six months ended 9/30/2022 (Unaudited)	58.02	(0.06)(d)	(12.70)	(12.76)	—	—	—
2022	55.31	(0.23)(d)	5.27	5.04	—	(2.33)	(2.33)
2021	38.55	(0.11)(d)	21.48	21.37	—	(4.61)	(4.61)
2020	42.82	(0.05)(d)	(2.02)	(2.07)	—	(2.20)	(2.20)
2019	43.29	(0.09)(d)	3.64	3.55	—	(4.02)	(4.02)
2018	42.44	(0.09)(d)	4.00	3.91	—	(3.06)	(3.06)

#	Amount less than $0.01.
(a)	Not Annualized for periods less than one year.
(b)	Annualized for periods less than one year.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(d)	Per share net investment income (loss) has been calculated using the average daily shares method.

The accompanying notes form an integral part of these financial statements.

2022 Semi-Annual Report 63

			Ratios/Supplemental Data
			Ratio of expenses
			to average net assets

					Ratio of net
					investment income	Portfolio
Net asset value,		Net assets, end of	Prior to fee	Net of fee	(loss) to average	turnover
end of period	Total return (%)(a)	period ($000)	waivers (%)(b)	waivers (%)(b)	net assets (%)(b)	rate (%)(a)(c)

25.62	(20.39)	163,094	1.07	1.07	(0.61)	4
32.18	4.13	214,991	1.09	1.09	(0.78)	8
33.01	58.17	231,482	1.18	1.09	(0.97)	7
23.32	(14.82)	183,718	1.29	1.24	(0.31)	26
29.45	2.50	265,250	1.27	1.27	(0.39)	38
31.31	4.28	328,648	1.25	1.25	(0.46)	12

26.25	(20.31)	216,173	0.92	0.88	(0.41)	4
32.94	4.35	279,181	0.91	0.89	(0.59)	8
33.67	58.43	277,133	0.99	0.89	(0.77)	7
23.70	(14.59)	216,400	1.08	0.97	(0.04)	26
29.82	2.78	322,558	1.07	0.99	(0.12)	38
31.59	4.55	331,474	1.07	0.99	(0.20)	12

11.61	(2.12)	77,645	0.72	0.55	2.07	21
11.98	(1.46)	60,017	0.90	0.55	1.55	51
12.37	6.29	36,857	1.02	0.55	2.23	45
11.93	0.26	60,845	0.95	0.65	2.20	51
12.17	2.95	71,002	0.92	0.68	2.17	23
12.09	0.44	113,238	0.91	0.68	1.93	34

11.63	(2.10)	715,075	0.57	0.48	2.12	21
12.00	(1.41)	722,024	0.62	0.48	1.65	51
12.39	6.32	658,216	0.65	0.48	2.27	45
11.95	0.44	675,245	0.64	0.48	2.37	51
12.19	3.18	828,697	0.63	0.48	2.37	23
12.11	0.63	1,017,962	0.62	0.48	2.12	34

9.98	0.42	62,758	0.73	0.16	1.08	80
9.99	0.01	62,574	0.68	0.09	0.08	84
10.00	0.29	79,937	0.69	0.17	0.53	138
10.03	2.44	72,102	0.71	0.20	2.18	46
10.01	2.17	97,444	0.61	0.20	2.05	148
10.00	0.94	104,162	0.60	0.20	0.94	25

44.29	(22.07)	465,426	1.05	1.05	(0.41)	6
56.83	8.63	633,358	1.04	1.04	(0.53)	15
54.30	56.97	616,462	1.11	1.09	(0.43)	14
37.98	(5.77)	448,259	1.24	1.20	(0.33)	16
42.31	9.04	541,168	1.23	1.23	(0.46)	32
42.92	9.23	578,345	1.22	1.22	(0.42)	15

45.26	(21.99)	245,953	0.91	0.87	(0.23)	6
58.02	8.80	315,413	0.90	0.89	(0.37)	15
55.31	57.28	311,177	0.97	0.89	(0.23)	14
38.55	(5.55)	210,729	1.09	0.97	(0.10)	16
42.82	9.32	227,580	1.08	0.99	(0.22)	32
43.29	9.46	207,059	1.09	0.99	(0.20)	15

The accompanying notes form an integral part of these financial statements.

64 2022 Semi-Annual Report

NOTES TO FINANCIAL STATEMENTS

September 30, 2022 (Unaudited)

(1) Organization

The Weitz Funds (the “Trust”) is registered under the Investment Company Act of 1940 (the “’40 Act”) as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At September 30, 2022, the Trust had nine series in operation: Balanced Fund, Core Plus Income Fund, Hickory Fund, Nebraska Tax-Free Income Fund, Partners III Opportunity Fund, Partners Value Fund, Short Duration Income Fund, Ultra Short Government Fund and Value Fund (individually, a “Fund”, collectively, the “Funds”).

On March 29, 2019, the Balanced Fund divided their outstanding shares whereby the shares held in accounts with balances exceeding $1.0 million were designated Institutional Class shares. All remaining shares, that were not designated as new Institutional Class shares, were renamed Investor Class shares.

Currently, the Balanced, Core Plus Income, Partners III Opportunity, Partners Value, Short Duration Income and Value Funds each offer two classes of shares: Institutional Class and Investor Class shares. Each class of shares has identical rights and privileges, except with respect to certain class specific expenses such as business administration and administrative servicing fees, voting rights on matters affecting a single class of shares and exchange privileges. All other Funds offer one class of shares.

The investment objective of the Hickory, Partners III Opportunity, Partners Value and Value Funds (the “Weitz Equity Funds”) is capital appreciation.

The investment objectives of the Balanced Fund are long-term capital appreciation, capital preservation and current income.

The investment objectives of the Core Plus Income Fund are current income and capital preservation.

The investment objective of the Nebraska Tax-Free Income Fund is current income that is exempt from both federal and Nebraska personal income taxes, consistent with the preservation of capital.

The investment objective of the Short Duration Income Fund is current income consistent with the preservation of capital.

The investment objective of the Ultra Short Government Fund is current income consistent with the preservation of capital and maintenance of liquidity.

Investment strategies and risk factors of each Fund are discussed in the Funds’ Prospectus.

(2) Significant Accounting Policies

The Funds are investment companies and apply the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following accounting policies are in accordance with accounting principles generally accepted in the United States.

(a) Valuation of Investments

Investments are carried at fair value determined using the following valuation methods:

•	Securities traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, securities are valued at the mean between the latest available and representative bid and ask prices; securities listed on the NASDAQ exchange are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sales price unless the reported trade for the security is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price.
•	Short sales traded on a national or regional securities exchange are valued at the last sales price; if there were no sales on that day, short sales are valued at the mean between the latest available and representative bid and ask prices.
•	Securities not listed on an exchange are valued at the mean between the latest available and representative bid and ask prices, if available.
•	The value of certain debt securities for which market quotations are not readily available may be based upon current market prices of securities that are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors.
•	The value of a traded option is the last sales price at which such option is traded or, in the absence of a sale on or about the close of the exchange, the mean of the closing bid and ask prices.
•	Money market funds are valued at the quoted net asset value.
•	The value of securities for which market quotations are not readily available or are deemed unreliable, including restricted and not readily marketable securities, is determined in good faith in accordance with procedures approved by the Trust’s Board of Trustees. Such valuation procedures and methods for valuing securities may include, but are not limited to: multiple of earnings, multiple of book value, discount from value of a similar freely-traded security, purchase price, private transaction in the security or related securities, the nature and duration of restrictions on disposition of the security and a combination of these and other factors.

The Board of Trustees has adopted a Valuation Policy with regard to the Trust's valuation of portfolio investments. The Valuation Policy notes that the Board of Trustees has (i) designated Weitz Investment Management, Inc. (the "Adviser") as the valuation designee to perform fair valuation determinations for the Funds for all Fund investments and (ii) established a Valuation Committee (composed of Independent Trustees) to oversee the Adviser's activities as valuation designee. The Adviser has contracted with Citi Fund Services Ohio, Inc. to perform portfolio accounting services for the Funds, which services include valuation services for portfolio securities. The Adviser has established a Pricing Committee (composed of certain employees) to assist the Adviser, as valuation designee, with pricing and valuation matters. The Adviser has adopted Procedures for Valuation of Portfolio Securities to govern the Adviser and the Pricing Committee in carrying out their valuation responsibilities for the Funds.

(b) Option Transactions

The Funds, except for the Ultra Short Government Fund, may purchase put or call options. When a Fund purchases an option, an amount equal to the premium paid is recorded as an asset and is subsequently marked-to-market daily. Premiums paid for purchasing options that expire unexercised are recognized on the expiration date as realized losses. If an option is exercised, the premium paid is subtracted from the proceeds of the sale or added to the cost of the purchase to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium paid.

The Funds, except for the Ultra Short Government Fund, may write put or call options. When a Fund writes an option, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market daily. Premiums received for writing options that expire unexercised are recognized on the expiration date as realized gains. If an option is exercised, the

2022 Semi-Annual Report 65

premium received is subtracted from the cost of the purchase or added to the proceeds of the sale to determine whether a Fund has realized a gain or loss on the related investment transaction. When a Fund enters into a closing transaction, a Fund realizes a gain or loss depending upon whether the amount from the closing transaction is greater or less than the premium received.

The Funds attempt to limit market risk and enhance their income by writing (selling) covered call options. The risk in writing a covered call option is that a Fund gives up the opportunity of profit if the market price of the financial instrument increases. A Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The risk in writing a put option is that a Fund is obligated to purchase the financial instrument underlying the option at prices which may be significantly different than the current market price.

(c) Securities Sold Short

The Funds, except for the Ultra Short Government Fund, may engage in selling securities short, which obligates a Fund to replace a security borrowed by purchasing the same security at the current market value. A Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund realizes a gain if the price of the security declines between those dates.

(d) Securities Lending

For the purpose of generating income, the Funds, other than Ultra Short Government Fund, may lend portfolio securities, provided (1) the loan is secured continuously by collateral consisting of cash and/or U.S. Government securities maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) a Fund may at any time call the loan and obtain the return of securities loaned, (3) a Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the lending Fund. Gain or loss in the value of securities loaned that may occur during the term of the loan will be for the account of the Funds.

Cash collateral received in connection with securities lending is invested by Citibank, NA (the “Securities Lending Agent”) on behalf of the Funds in demand deposit accounts and money market funds. Such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Funds could also experience delays in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Funds are indemnified from this risk by contract with the Securities Lending Agent. The Funds pay the Securities Lending Agent a portion of the investment income (net of rebates) on cash collateral delivered. Such fees are netted against “Income from securities lending” on the Statements of Operations. The Core Plus Income Fund, Partners III Opportunity Fund and Short Duration Income Fund had securities on loan of $499,364, $7,579,026 and $305,781, respectively, accounted for as secured borrowings with cash collateral of overnight and continuous maturities in the amounts of $510,998, $7,769,020 and $312,188, respectively, as of September 30, 2022.

(e) Federal Income Taxes

It is the policy of each Fund to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders; therefore, no provision for income or excise taxes is required.

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Funds.

The Funds have reviewed their tax positions taken on federal income tax returns, for each of the three open tax years and as of September 30, 2022, and have determined that no provisions for income taxes are required in the Funds’ financial statements.

(f) Securities Transactions

Securities transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains or losses are determined by specifically identifying the security sold.

Income dividends less foreign tax withholding (if any), dividends on short positions and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount or premium, is accrued as earned.

(g) Dividend Policy

The Funds declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code.

Generally, the Core Plus Income, Nebraska Tax-Free Income and Short Duration Income Funds pay income dividends on a quarterly basis. The Ultra Short Government Fund declares dividends daily and pays dividends monthly. All dividends and distributions are reinvested automatically, unless the shareholder elects otherwise.

(h) Other

Expenses that are directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust are prorated to each Fund on the basis of relative net assets or another appropriate basis. Income, realized and unrealized gains and losses and expenses (other than class specific expenses) are allocated to each class of shares based on its relative net assets, except that each class separately bears expenses related specifically to that class, such as business administration, administrative servicing fees, transfer agent fees and registration fees.

(i) Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

66 2022 Semi-Annual Report

(j) In-Kind Redemptions

The Funds may meet redemption requests through an in-kind distribution of portfolio securities and cash. For financial reporting purposes, in-kind transactions are treated as a sale of securities. The resulting gains and losses are recognized based on the market value of the securities on the date of the redemption. For the period ended September 30, 2022, there was no in-kind redemption activity. The net realized gain (loss) from in-kind transactions, if any, can be found on the Statements of Operations. For tax purposes, no gains or losses were recognized.

(3) Fund Share Transactions

	Six months ended September 30, 2022		Year ended March 31, 2022
	Shares	$ Amount	Shares	$ Amount
Balanced - Investor Class
Sales	534,425	8,458,763	1,391,859	23,783,588
Redemptions	(729,467)	(11,503,058)	(1,574,271)	(26,751,264)
Reinvestment of distributions	12,231	187,018	91,734	1,580,250
Net increase (decrease)	(182,811)	(2,857,277)	(90,678)	(1,387,426)

Balanced - Institutional Class
Sales	531,778	8,426,209	1,584,912	27,189,209
Redemptions	(394,132)	(6,205,962)	(1,770,022)	(30,366,110)
Reinvestment of distributions	31,638	484,374	256,971	4,428,336
Net increase (decrease)	169,284	2,704,621	71,861	1,251,435

Core Plus Income - Investor Class
Sales	1,361,872	13,678,358	3,457,972	37,975,389
Redemptions	(1,397,313)	(13,952,860)	(3,345,400)	(36,911,521)
Reinvestment of distributions	73,084	715,927	116,107	1,265,753
Net increase (decrease)	37,643	441,425	228,679	2,329,621

Core Plus Income - Institutional Class
Sales	11,115,089	111,487,269	15,053,019	164,991,513
Sales from merger	—	—	7,478,409	83,160,265
Redemptions	(8,144,193)	(81,072,687)	(4,981,892)	(54,728,351)
Reinvestment of distributions	314,729	3,083,097	366,216	3,984,863
Net increase (decrease)	3,285,625	33,497,679	17,915,752	197,408,290

Hickory
Sales	31,252	1,448,969	122,982	6,873,358
Redemptions	(221,931)	(10,238,861)	(313,688)	(17,864,409)
Reinvestment of distributions	—	—	305,276	17,147,378
Net increase (decrease)	(190,679)	(8,789,892)	114,570	6,156,327

Nebraska Tax-Free Income
Sales	98,198	939,445	179,706	1,814,285
Redemptions	(392,211)	(3,756,676)	(347,259)	(3,523,265)
Reinvestment of distributions	25,105	237,736	45,892	460,942
Net increase (decrease)	(268,908)	(2,579,495)	(121,661)	(1,248,038)

Partners III Opportunity - Investor Class
Sales	41,540	513,643	377,282	5,791,590
Redemptions	(405,078)	(5,054,745)	(918,180)	(14,642,432)
Reinvestment of distributions	—	—	116,004	1,658,853
Net increase (decrease)	(363,538)	(4,541,102)	(424,894)	(7,191,989)

Partners III Opportunity - Institutional Class
Sales	1,478,508	19,495,885	2,630,454	43,331,400
Redemptions	(3,576,212)	(47,799,746)	(3,995,385)	(64,854,274)
Reinvestment of distributions	—	—	3,624,320	55,560,823
Net increase (decrease)	(2,097,704)	(28,303,861)	2,259,389	34,037,949

Partners Value - Investor Class
Sales	33,580	965,604	193,536	6,806,988
Redemptions	(348,971)	(10,192,572)	(939,362)	(33,285,975)
Reinvestment of distributions	—	—	414,117	14,394,715
Net increase (decrease)	(315,391)	(9,226,968)	(331,709)	(12,084,272)

Partners Value - Institutional Class
Sales	43,384	1,332,827	242,503	8,881,462
Redemptions	(284,645)	(8,415,464)	(370,318)	(13,353,619)
Reinvestment of distributions	—	—	373,718	13,289,418
Net increase (decrease)	(241,261)	(7,082,637)	245,903	8,817,261

2022 Semi-Annual Report 67

	Six months ended September 30, 2022		Year ended March 31, 2022
	Shares	$ Amount	Shares	$ Amount
Short Duration Income - Investor Class
Sales	2,131,907	25,137,810	3,502,010	42,618,825
Redemptions	(511,039)	(6,044,889)	(1,528,181)	(18,809,604)
Reinvestment of distributions	58,590	686,150	57,834	705,706
Net increase (decrease)	1,679,458	19,779,071	2,031,663	24,514,927

Short Duration Income - Institutional Class
Sales	13,879,867	164,312,946	20,273,774	249,823,438
Redemptions	(13,160,319)	(155,882,225)	(14,199,264)	(174,893,978)
Reinvestment of distributions	598,802	7,028,570	979,811	12,015,767
Net increase (decrease)	1,318,350	15,459,291	7,054,321	86,945,227

Ultra Short Government
Sales	1,516,760	15,144,844	3,341,139	33,392,430
Redemptions	(1,526,627)	(15,242,541)	(5,073,603)	(50,720,590)
Reinvestment of distributions	30,782	307,410	7,304	73,010
Net increase (decrease)	20,915	209,713	(1,725,160)	(17,255,150)

Value - Investor Class
Sales	122,645	6,279,605	432,863	25,649,566
Redemptions	(759,077)	(38,410,691)	(1,041,767)	(62,319,086)
Reinvestment of distributions	—	—	399,589	24,506,778
Net increase (decrease)	(636,432)	(32,131,086)	(209,315)	(12,162,742)

Value - Institutional Class
Sales	238,270	12,570,471	326,905	20,318,947
Redemptions	(240,170)	(12,698,287)	(706,274)	(42,987,464)
Reinvestment of distributions	—	—	189,052	11,830,900
Net increase (decrease)	(1,900)	(127,816)	(190,317)	(10,837,617)

(4) Related Party Transactions

Each Fund has retained Weitz Investment Management, Inc. as its investment adviser. In addition, the Trust has an agreement with Weitz Securities, Inc. (the “Distributor”), a company under common control with the Adviser, to act as distributor for shares of the Trust. Certain officers of the Trust are also officers and directors of the Adviser and the Distributor.

Under the terms of management and investment advisory agreements, the Adviser is paid a monthly fee based on average daily net assets. The annual investment advisory fee schedule for each of the Funds is as follows:

	Greater Than ($)	Less Than or Equal To ($)	Rate (%)
Balanced	0		0.60
Core Plus Income	0		0.40
Hickory	0	5,000,000,000	0.85
	5,000,000,000		0.80
Nebraska Tax-Free Income	0		0.40
Partners III Opportunity	0	1,000,000,000	1.00
	1,000,000,000	2,000,000,000	0.95
	2,000,000,000	3,000,000,000	0.90
	3,000,000,000	5,000,000,000	0.85
	5,000,000,000		0.80
Partners Value	0	5,000,000,000	0.75
	5,000,000,000		0.70
Short Duration Income	0		0.40
Ultra Short Government	0		0.30
Value	0	5,000,000,000	0.75
	5,000,000,000		0.70

Business administration services: The Trust has a business administration agreement with the Adviser under which the Trust compensates the Adviser for providing business administration services for all share classes of the Funds. Services encompass supervising all aspects of the management and operations of the Trust, including monitoring the Trust’s relationships with third-party service providers that may be retained from time to time by the Trust.

Administrative services: The Trust has administrative services plans under which the Trust compensates the Adviser for administrative services provided to all share classes of the Funds. Administrative services are provided by the Adviser or by certain financial intermediaries with respect to non-distribution services to fund shareholders. These services include, but are not limited to, providing shareholder statements, assisting with shareholder communications and sub-accounting services in connection with omnibus accounts.

Under the terms of a services agreement between the Adviser and Citi Fund Services Ohio, Inc. (“CFSO”), CFSO provides certain accounting and administrative services to the Funds. These services include, among other things, arranging for the payment of direct operating expenses of the Funds from the accounts of the Funds.

68 2022 Semi-Annual Report

Through July 31, 2023, the Adviser has agreed in writing to reimburse or to pay directly a portion of the Funds’ expenses to limit the net annual operating expense ratio (excluding taxes, interest, brokerage costs, acquired fund fees and expenses and extraordinary expenses). The amount listed under “Due to Adviser” is net of any expenses waived/reimbursed by the Adviser. The current expense caps and dollar amount of expenses reimbursed during the six months ended September 30, 2022, are as follows:

			Annual Operating Expense Ratio Cap*
				Nebraska		Short
		Core Plus		Tax-Free	Partners	Duration	Ultra Short
	Balanced	Income	Hickory	Income	Value	Income	Government†	Value
Annual Operating Expense Cap:
Investor Class	0.85%	0.50%	1.09%	0.45%	1.09%	0.55%		1.09%
Institutional Class	0.70	0.40			0.89	0.48	0.20%	0.89
Expenses Reimbursed by the Adviser:
Investor Class	$57,509	$88,329	$141,799	$108,159	—	$53,162		—
Institutional Class	122,301	402,575			53,745	331,525	$180,875	69,065

*	Funds with a single share class are shown with the Investor Class, except for the Ultra Short Government Fund which has been designated Institutional Class.
†	Effective January 24, 2022 through May 24, 2022, the Adviser voluntarily lowered the Ultra Short Government's expense cap to 0.05%

As of September 30, 2022, the controlling shareholder of the Adviser held shares totaling approximately 29%, 9%, 27%, 57%, 43%, 8%, 13% and 5% of the Balanced, Core Plus Income, Hickory, Nebraska Tax-Free Income, Partners III Opportunity, Partners Value, Ultra Short Government and Value Funds, respectively.

(5) Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid by the Funds for the past two tax years are summarized as follows (in U.S. dollars):

	Balanced		Core Plus Income		Hickory		Nebraska Tax-Free Income
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2022	2021	2022	2021	2022	2021	2022	2021
Ordinary income	936,116	1,476,000	6,081,897	5,556,107	–	–	852	59
Tax-exempt income	–	–	–	–	–	–	474,894	532,550
Long-term capital gains	5,115,973	730,378	449,010	916,700	18,525,298	16,261,119	–	–
Total distributions	6,052,089	2,206,378	6,530,907	6,472,807	18,525,298	16,261,119	475,746	532,609

	Partners III Opportunity		Partners Value		Short Duration Income		Ultra Short Government
	Year Ended March 31,		Year Ended March 31,		Year Ended March 31,		Year Ended March 31,
Distributions paid from:	2022	2021	2022	2021	2022	2021	2022	2021
Ordinary income	–	–	–	–	12,055,029	17,637,543	75,091	460,852
Long-term capital gains	66,689,998	71,393,801	34,723,397	51,017,913	1,100,771	613,577	–	480
Total distributions	66,689,998	71,393,801	34,723,397	51,017,913	13,155,800	18,251,120	75,091	461,332

	Value
	Year Ended March 31,
Distributions paid from:	2022	2021
Ordinary income	393,177	–
Long-term capital gains	37,602,369	75,552,305
Total distributions	37,995,546	75,552,305

As of the tax year ended March 31, 2022, the components of net assets on a tax basis were as follows (in U.S. dollars):

				Nebraska Tax-	Partners III
	Balanced	Core Plus Income	Hickory	Free Income	Opportunity
Cost of investments	167,071,289	345,139,763	119,496,508	31,513,774	253,005,149
Gross unrealized appreciation	47,507,817	2,014,662	79,334,654	122,006	277,693,241
Gross unrealized depreciation	(4,375,819)	(12,544,589)	(6,665,224)	(635,453)	(55,068,516)
Net unrealized appreciation (depreciation)	43,131,998	(10,529,927)	72,669,430	(513,447)	222,624,725
Undistributed ordinary income	390,415	490,325	—	—	—
Qualified late year ordinary loss deferral	—	—	—	—	(1,220,591)
Undistributed tax-exempt income	—	—	—	31,039	—
Undistributed long-term gains	1,964,516	464,954	8,113,334	—	33,098,866
Capital loss carryforwards	—	—	—	(127,046)	—
Paid-in capital	165,079,670	357,179,513	112,403,782	33,489,483	318,877,113
Net assets	210,566,599	347,604,865	193,186,546	32,880,029	573,380,113

2022 Semi-Annual Report 69

		Short Duration	Ultra Short
	Partners Value	Income	Government	Value
Cost of investments	259,140,095	764,200,452	55,163,492	485,564,068
Gross unrealized appreciation	249,354,837	2,108,525	201	473,576,775
Gross unrealized depreciation	(16,917,351)	(14,547,360)	(45,348)	(12,048,451)
Net unrealized appreciation (depreciation)	232,437,486	(12,438,835)	(45,147)	461,528,324
Undistributed ordinary income	—	874,359	2,635	—
Qualified late year ordinary loss deferral	(795,701)	—	—	(498,850)
Undistributed long-term gains	26,233,057	572,444	—	93,222,990
Capital loss carryforwards	—	—	(14,147)	—
Dividend payable	—	—	(5,944)	—
Paid-in capital	236,296,558	793,033,423	62,636,788	394,518,192
Net assets	494,171,400	782,041,391	62,574,185	948,770,656

The Partners III Opportunity, Partners Value and Value Funds elected to defer ordinary losses arising after December 31, 2021. Such losses are treated for tax purposes as arising on April 1, 2022.

Capital loss carryforwards represent tax basis capital losses that may be carried over to offset future realized capital gains, if any. To the extent that carryforwards are used, no capital gains distributions will be made. During the tax year ended March 31, 2022, the Funds utilized capital loss carryforwards to offset realized capital gains. The character and utilization of the carryforwards are as follows (in U.S. Dollars):

		Nebraska Tax-Free	Ultra Short
	Core Plus Income	Income	Government
Short term (no expirations)	—	—	10,894
Long term (no expirations)	—	127,046	3,253
Capital loss carryforwards utilized	24,293	—	—

(6) Securities Transactions

Purchases and proceeds from maturities or sales of investment securities of the Funds for the six months ended September 30, 2022, excluding fund merger transactions, in-kind transactions, short-term securities and U.S. government obligations, are summarized as follows (in U.S. dollars):

		Core Plus		Nebraska Tax-	Partners III		Short Duration	Ultra Short
	Balanced	Income	Hickory	Free Income	Opportunity	Partners Value	Income	Government	Value
Purchases	35,148,237	93,750,545	7,990,997	449,968	55,082,979	16,454,654	199,335,093	3,151,840	49,636,148
Proceeds	21,413,228	50,989,058	15,172,743	3,295,000	72,235,771	23,151,146	155,037,200	3,835,694	85,526,571

(7) Affiliated Issuers

Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which a Fund’s holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of each Fund’s holdings in the securities of such issuers is set forth below:

					Net Change
					in Unrealized
	Value	Purchases at	Proceeds from	Net Realized	Appreciation/		Shares as of	Dividend
	3/31/2022	Cost	Sales	Gain(Loss)	Depreciation	Value 9/30/2022	9/30/2022	Income
Partners III Opportunity
CoreCard Corp.	$16,714,000	$471,876	$ -	$ -	$(3,470,776)	$13,715,100	630,000	$ -

(8) Contingencies

Each Fund indemnifies the Trust’s officers and trustees for certain liabilities that might arise from their performance of their duties to each of the Funds. Additionally, in the normal course of business the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(9) Financial Instruments With Off-Balance Sheet Risks

Option contracts written and securities sold short result in off-balance sheet risk as the Funds’ ultimate obligation to satisfy the terms of the contract or the sale of securities sold short may exceed the amount recognized in the Statements of Assets and Liabilities.

The Funds are required to maintain collateral in a segregated account to provide adequate margin as determined by the broker.

(10) Margin Borrowing Agreement

The Partners III Opportunity Fund has a margin account with its prime broker, Bank of America Merrill Lynch, under which the Fund may borrow against the value of its securities, subject to regulatory limitations. Interest accrues at the federal funds rate plus 0.625% (3.705% at September 30, 2022). Interest is accrued daily and paid monthly. The Partners III Opportunity Fund held a cash balance of $14,976,645 with the broker at September 30, 2022.

The Partners III Opportunity Fund is exposed to credit risk from its prime broker who effects transactions and extends credit pursuant to a prime brokerage agreement. The Adviser attempts to minimize the credit risk by monitoring credit exposure and the creditworthiness of the prime broker.

(11) Concentration of Credit Risk

Approximately 84.1% of the Nebraska Tax-Free Income Funds’ net assets are in obligations of political subdivisions of the State of Nebraska, which are subject to the credit risk associated with the non-performance of such issuers.

70 2022 Semi-Annual Report

(12) Fair Value Measurements

Various inputs are used in determining the value of the Fund’s investments. These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical securities;
•	Level 2 – other significant observable inputs (including quoted prices for similar securities);
•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis follows.

•	Equity securities and Exchange-traded funds. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Preferred stock and other equities traded on inactive markets or valued by reference to similar instruments are categorized in Level 2.
•	Corporate and Municipal bonds. The fair values of corporate and municipal bonds are estimated using various techniques, which may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads and fundamental data relating to the issuer. Although most corporate and municipal bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.
•	Asset-backed securities. The fair values of asset-backed securities (including non-government agency mortgage-backed securities and interest-only securities) are generally estimated based on models that consider the estimated cash flows of each tranche of the entity, a benchmark yield and an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Certain securities are valued principally using dealer quotations. To the extent the inputs are observable and timely, the values are categorized in Level 2 of the fair value hierarchy; otherwise they are categorized as Level 3.
•	U.S. Government securities. U.S. Government securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued principally using dealer quotations. U.S. Government securities are categorized in Level 1 or Level 2 of the fair value hierarchy depending on the inputs used and market activity levels for specific securities.
•	U.S. agency securities. U.S. agency securities are comprised of two main categories consisting of agency issued debt and mortgage-backed securities. Agency issued debt securities are generally valued in a manner similar to U.S. Government securities. Mortgage-backed securities include collateralized mortgage obligations, to-be-announced (TBA) securities and mortgage pass-through certificates. Mortgage-backed securities are generally valued using dealer quotations. Depending on market activity levels and whether quotations or other data are used, these securities are typically categorized in Level 2 of the fair value hierarchy.
•	Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available are valued in accordance with procedures approved by the Trust’s Board of Trustees. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities are valued by reference to comparable public entities or fundamental data relating to the issuer or both. Depending on the relative significance of valuation inputs, these instruments are classified in either Level 2 or Level 3 of the fair value hierarchy.
•	Derivative instruments. Listed derivatives, such as the Funds’ equity option contracts and warrants, that are valued based on closing prices from the exchange or the mean of the closing bid and ask prices are generally categorized in Level 1 or Level 2 of the fair value hierarchy depending on the market activity levels.

The following is a summary of inputs used, in U.S. dollars, as of September 30, 2022, in valuing the Funds’ assets and liabilities carried at fair value. The Schedule of Investments for each Fund provides a detailed breakdown of each category. For the six months ended September 30, 2022, there were no transfers into or out of Level 3.

Balanced

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	75,819,932	—	—	75,819,932
Non-Convertible Preferred Stocks	1,593,900	—	—	1,593,900
Corporate Bonds	—	2,151,128	—	2,151,128
Corporate Convertible Bonds	—	1,814,931	—	1,814,931
Asset-Backed Securities	—	17,311,380	—	17,311,380
Commercial Mortgage-Backed
Securities	—	4,677,291	—	4,677,291
Mortgage-Backed Securities	—	4,800,353	—	4,800,353
U.S. Treasuries	—	73,761,116	—	73,761,116
Cash Equivalents	1,483,975	2,996,842	—	4,480,817
Total Investments in Securities	78,897,807	107,513,041	—	186,410,848

Core Plus Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	75,058,834	—	75,058,834
Corporate Convertible Bonds	—	1,904,350	—	1,904,350
Asset-Backed Securities	—	103,301,944	—	103,301,944
Commercial Mortgage-Backed
Securities	—	35,156,945	—	35,156,945
Mortgage-Backed Securities	—	5,140,295	—	5,140,295
Municipal Bonds	—	969,723	—	969,723
U.S. Treasuries	—	120,573,123	—	120,573,123
Non-Convertible Preferred Stocks	1,266,012	—	—	1,266,012
Cash Equivalents	456,311	—	—	456,311
Short-Term Securities Held as
Collateral for Securities on
Loan	510,998	—	—	510,998
Total Investments in Securities	2,233,321	342,105,214	—	344,338,535

2022 Semi-Annual Report 71

Hickory

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	129,370,757	9,232,200	—	138,602,957
Non-Convertible Preferred Stocks	1,593,900	—	—	1,593,900
Warrants	—	—	—#	—
Cash Equivalents	2,961,628	2,997,367	—	5,958,995
Total Investments in Securities	133,926,285	12,229,567	—	146,155,852

Nebraska Tax-Free Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Municipal Bonds	—	26,359,062	—	26,359,062
Cash Equivalents	2,117,343	—	—	2,117,343
Total Investments in Securities	2,117,343	26,359,062	—	28,476,405

Partners III Opportunity

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	383,730,850	—	—	383,730,850
Non-Convertible Preferred Stocks	9,108,000	—	—	9,108,000
Warrants	—	—	—#	—
Cash Equivalents	14,753,089	9,984,539	—	24,737,628
Short-Term Securities Held as
Collateral for Securities on
Loan	7,769,020	—	—	7,769,020
Total Investments in Securities	415,360,959	9,984,539	—	425,345,498
Liabilities:
Securities Sold Short	(14,287,200)	—	—	(14,287,200)

Partners Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	372,353,055	—	—	372,353,055
Cash Equivalents	4,297,299	2,998,370	—	7,295,669
Total Investments in Securities	376,650,354	2,998,370	—	379,648,724

Short Duration Income

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Corporate Bonds	—	99,398,776	—	99,398,776
Corporate Convertible Bonds	—	18,170,517	—	18,170,517
Asset-Backed Securities	—	289,033,648	—	289,033,648
Commercial Mortgage-Backed
Securities	—	84,197,916	—	84,197,916
Mortgage-Backed Securities	—	78,758,407	—	78,758,407
U.S. Treasuries	—	200,619,751	—	200,619,751
Cash Equivalents	25,078,411	—	—	25,078,411
Short-Term Securities Held as
Collateral for Securities on
Loan	312,188	—	—	312,188
Total Investments in Securities	25,390,599	770,179,015	—	795,569,614

Ultra Short Government

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Asset-Backed Securities	—	3,269,347	—	3,269,347
U.S. Treasuries	—	51,391,939	—	51,391,939
Cash Equivalents	8,201,757	—	—	8,201,757
Total Investments in Securities	8,201,757	54,661,286	—	62,863,043

Value

	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Common Stocks	690,547,575	—	—	690,547,575
Cash Equivalents	11,158,729	11,983,452	—	23,142,181
Total Investments in Securities	701,706,304	11,983,452	—	713,689,756

# Represents securities that were deemed to have a value of zero at September 30, 2022.

(13) Subsequent Events

Effective October 19, 2022, the Partners III Opportunity Fund may concentrate its investments in securities of relatively few issuers and will be considered a “non-diversified” fund. Management has evaluated the impact of all other subsequent events on the Funds through the date the financial statements were issued and has determined that there were no additional subsequent events requiring recognition or disclosure in the financial statements.

(14) Recent Accounting Pronouncements

In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, Reference Rate Reform (Topic 848). The amendments in this update provide optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting and are effective for all entities as of March 12, 2020 through December 31, 2022. In addition, in January 2021, the FASB issued ASU 2021-01 Reference Rate Reform (Topic 848). This ASU made some clarifications regarding derivative instruments that are affected by changes to the interest rates used for discounting, margining or contract price alignment due to the reference rate reform falling within the scope of Topic 848. The ASU is effective upon issuance and can be implemented through December 31, 2022. The transition away from certain reference rates could result in increased volatility and uncertainty in markets. The elimination of specific reference rates may adversely affect the market for, or value of, specific securities or payments linked to those reference rates. To the extent that the Funds’ investments have maturities which extend beyond 2023, the applicable interest rates might be subject to change if there is a transition in the reference rate.

72 2022 Semi-Annual Report

ACTUAL AND HYPOTHETICAL EXPENSES FOR

COMPARISON PURPOSES

(Unaudited)

Example

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including any transaction fees that you may be charged if you purchase or redeem your Fund shares through certain financial institutions; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2022 through September 30, 2022.

Actual Expenses

The first line for each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an account value of $8,600 divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid from 4/01/22 – 9/30/22” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio of each Fund and an assumed rate of return of 5% per year before expenses, which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a specific Weitz Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs charged by certain financial institutions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if you incurred transactional fees, your costs would have been higher. Actual and hypothetical expenses for each Fund are provided in this table.

		Beginning Account	Ending Account	Annualized	Expenses Paid from
		Value 4/01/22	Value 9/30/22	Expense Ratio	4/01/22-9/30/22(1)
Balanced - Investor Class	Actual	$1,000.00	$889.60	0.85%	$4.03
	Hypothetical(2)	1,000.00	1,020.81	0.85	4.31
Balanced - Institutional Class	Actual	1,000.00	890.00	0.70	3.32
	Hypothetical(2)	1,000.00	1,021.56	0.70	3.55
Core Plus Income - Investor Class	Actual	1,000.00	925.60	0.50	2.41
	Hypothetical(2)	1,000.00	1,022.56	0.50	2.54
Core Plus Income - Institutional Class	Actual	1,000.00	926.00	0.40	1.93
	Hypothetical(2)	1,000.00	1,023.06	0.40	2.03
Hickory	Actual	1,000.00	790.50	1.07	4.80
	Hypothetical(2)	1,000.00	1,019.70	1.07	5.42
Nebraska Tax-Free Income	Actual	1,000.00	957.40	0.45	2.21
	Hypothetical(2)	1,000.00	1,022.81	0.45	2.28
Partners III Opportunity - Investor Class	Actual	1,000.00	773.70	1.63	7.25
	Hypothetical(2)	1,000.00	1,016.90	1.63	8.24
Partners III Opportunity - Institutional Class	Actual	1,000.00	774.80	1.20	5.34
	Hypothetical(2)	1,000.00	1,019.05	1.20	6.07
Partners Value - Investor Class	Actual	1,000.00	796.10	1.07	4.82
	Hypothetical(2)	1,000.00	1,019.70	1.07	5.42
Partners Value - Institutional Class	Actual	1,000.00	796.90	0.88	3.96
	Hypothetical(2)	1,000.00	1,020.66	0.88	4.46
Short Duration Income - Investor Class	Actual	1,000.00	978.80	0.55	2.73
	Hypothetical(2)	1,000.00	1,022.31	0.55	2.79
Short Duration Income - Institutional Class	Actual	1,000.00	979.00	0.48	2.38
	Hypothetical(2)	1,000.00	1,022.66	0.48	2.43
Ultra Short Government	Actual	1,000.00	1,004.20	0.16	0.80
	Hypothetical(2)	1,000.00	1,024.27	0.16	0.81
Value - Investor Class	Actual	1,000.00	779.30	1.05	4.68
	Hypothetical(2)	1,000.00	1,019.80	1.05	5.32
Value - Institutional Class	Actual	1,000.00	780.10	0.87	3.88
	Hypothetical(2)	1,000.00	1,020.71	0.87	4.41

(1)	Expenses are equal to the annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (183/365).
(2)	Assumes 5% total return before expenses.

2022 Semi-Annual Report 73

OTHER INFORMATION

Proxy Voting Policy

A description of the Funds’ proxy voting policies and procedures is available without charge, upon request by (i) calling 888-859-0698, (ii) on the Funds’ website at weitzinvestments.com; and (iii) on the SEC’s website at sec.gov.

Information on how each of the Funds voted proxies relating to portfolio securities during each twelve month period ended June 30 is available: (i) on the Funds’ website at weitzinvestments.com and (ii) on the SEC’s website at sec.gov.

Form N-PORT

The Funds file complete schedules of investments with the Securities and Exchange Commission as of June 30 and December 31 of each year on Form N-PORT. The Funds’ Form N-PORT can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. or on the SEC’s website at sec.gov.

Factors Considered by the Board of Trustees in Connection with: (1) the Approval of the Continuation of the Currently Effective Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds and (2) the Approval of Proposed New Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds as a Result of a Proposed Change in Control Transaction Involving Weitz Investment Management, Inc.

1. Factors Considered by the Board of Trustees in Approving the Continuation of the Currently Effective Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds

In accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Trustees” or “Board”) of the Funds is required, on an annual basis, to consider the continuation of the Management and Investment Advisory Agreements (the “Agreements”) between the Funds and Weitz Investment Management, Inc. (“Weitz Inc.” or the “Adviser”), and this must take place at an in-person meeting of the Board. The relevant provisions of the 1940 Act specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the continuation of the Agreements, and it is the duty of Weitz Inc. to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the continuation of the Agreements between the Funds and Weitz Inc., the Board requested, and Weitz Inc. provided, information and data relevant to the Board’s consideration. This included materials prepared by Weitz Inc. and materials prepared by an independent informational services firm that produced materials specifically for the Board that provided the Board with information regarding the investment performance of the Funds and information regarding the fees and expenses of the Funds, as compared to other similar mutual funds. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations.

The Board most recently considered the continuation of the Agreements for each of the Funds at an in-person meeting held on May 26, 2022. At this meeting the Board engaged in a thorough review process in connection with determining whether to continue the Agreements. During the meeting the Board discussed the Agreements with representatives of Weitz Inc. and they reviewed various factors with them concerning the proposed continuation of the Agreements. As discussed more fully below, among the factors considered by the Board were: (1) the nature, extent and quality of the advisory services provided, including the investment performance of the Funds; (2) the cost of advisory services provided and the expected level of profitability, which included comparative information on fees and expenses borne by other similar mutual funds; (3) the extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds); and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the continuation of the Agreements.

With respect to the equity funds managed by Weitz Inc., consisting of Value Fund, Partners Value Fund, Partners III Opportunity Fund and Hickory Fund (the “Equity Funds”), the Board noted the applicable investment objectives, strategies and fee arrangements for each Equity Fund and also noted Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each Equity Fund. Among the factors the Board considered for each Equity Fund was the overall performance of each Fund relative to other similar mutual funds on a long-term basis and over shorter time periods. The Board discussed with the representatives of management the fact that Weitz Inc. maintains a particular focus on long-term investment performance results and they reviewed the reasons why this may, from time to time, cause the longer-term performance results and the shorter-term performance results to compare differently when compared to similar funds for similar time periods. In connection with this, the Board took note of management’s stated position that achieving favorable long-term investment results is a primary objective of the firm and that as a result of this emphasis on longer-term results, shorter-term results which lag their peers and their relative indexes are likely to occur from time to time over various investment cycles. With respect to the Trustees’ review of the performance results of the Equity Funds over various time periods, it was noted by the Adviser representatives that the Adviser seeks risk adjusted returns and that depending on the view of the markets at any particular time, the Adviser may take a more conservative investment approach. The Board also took note of management’s position that during the bull market in the equity markets that has been ongoing over the past few years, the value style of investing adhered to by Weitz Inc. has generally been out of favor, which has negatively impacted the performance of the Equity Funds. The Trustees took into consideration the improving performance of certain Funds and the fact that the Adviser has continued to invest in a manner that is fully consistent with the Prospectus disclosure for the Equity Funds and the Adviser’s public statements referring to its investment strategies, and the Board acknowledged that Weitz Inc. has, in fact, consistently maintained its adherence to value-oriented investment strategies and has not attempted to deviate from this style of investing in response to developments in the equity markets. The Adviser representatives informed the Trustees that they intend to continue to seek investment opportunities that are intended to help enhance the investment performance results for the Equity Funds. The Board also considered the Adviser’s acknowledgment of each Fund’s relative performance against its peers and the Adviser’s commitment to improving the performance of the Funds.

In addition, the Board compared expenses of each Equity Fund to the expenses of its peer group, noting that (i) the net expenses for the Institutional Class shares of Value Fund (after

74 2022 Semi-Annual Report

fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective, (ii) the net expenses for the Institutional Class shares of Partners Value Fund (after fee waivers) are above industry averages for operating expenses of other funds of similar size and investment objective while the contractual management fee is below the median of its peer group, (iii) the total expenses for the Institutional Class shares of Partners III Fund (exclusive of the dividend and interest expense incurred by the Fund) are below industry averages for total operating expenses of other funds of similar size and investment objective, and (iv) the net expenses for the Hickory Fund are below industry averages for total operating expenses of other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Equity Fund, the Board discussed with representatives of Weitz Inc. their reasons for assessing the applicable fees in connection with each Equity Fund. The Board then considered and discussed the fees charged by similar funds in each respective investment category. The Board also considered the fact that the investment advisory fees for each Equity Fund are subject to breakpoints which result in reduced investment advisory fees as assets increase, and the Board agreed that this type of fee structure is reasonable and fair to shareholders. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between the Value Fund, the Partners Value Fund and the Hickory Fund and Weitz Inc., and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.

The Board also reviewed matters with respect to the proposed continuation of the Management and Investment Advisory Agreement for the Balanced Fund. Management reviewed with the Board the fact that the Balanced Fund utilizes an investment style that combines equity investments and fixed income investments. The Board reviewed the investment advisory fee for the Balanced Fund, as well as performance information for the Balanced Fund. The Board discussed with the representatives of Weitz Inc. the currently effective investment advisory fee for the Balanced Fund, including the terms of the Expense limitation Agreement currently in effect, and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreement for another year. It was also noted that the Balanced Fund is not currently subject to breakpoints on its advisory fee. Management indicated that they would be willing to consider the introduction of breakpoints for the Balanced Fund in the event that assets in the Fund were to become more substantial and economies of scale were able to be realized. The Board also considered expenses of the Balanced Fund as compared to the expenses of its peer group, noting that the net expenses for the Institutional Class of shares of the Balanced Fund (after fee waivers) are below industry averages for total operating expenses of other funds of similar size and investment objective.

The members of the Board further considered various matters with respect to each of the income funds managed by Weitz Inc. consisting of the Core Plus Income Fund, the Short Duration Income Fund, the Ultra Short Government Fund and the Nebraska Tax-Free Income Fund (the “Income Funds”), noting the applicable investment objectives, strategies and fee arrangements for each Income Fund, and noting Weitz Inc.’s investment expertise and the investment strategies utilized by the firm with respect to each of the Income Funds. Among the factors the Board considered was the overall performance of each Income Fund relative to its peer group on a long-term basis and over shorter time periods, taking into consideration the facts that (i) Core Plus commenced operations on July 31, 2014 and (ii) Ultra Short had operated as a “government money market fund” until December 16, 2016. The Board also took into consideration the strong long- and short-term performance of Core Plus Income Fund as well as the strong long-term performance of the Short Duration Income Fund. In addition, the Board compared expenses of each Income Fund to the expenses of its peer group, noting that the expenses (after fee waivers) of Core Plus Income Fund, Ultra Short Government Fund and Nebraska Tax- Free Income Fund each are below industry averages for other funds of similar size and investment objective, while Short Duration Income Fund compares favorably to industry averages for other funds of similar size and investment objective. In considering the investment advisory fees applicable to each Income Fund, the Board discussed with the Adviser representatives their reasons for assessing the applicable fees in connection with each Income Fund, and the Board considered and discussed the fees charged by similar funds in each respective investment category. The members of the Board also reviewed matters with respect to the terms of the Expense Limitation Agreements that are in effect between each of the Income Funds and Weitz Inc. and it was noted that Weitz Inc. was proposing to extend the term of the Expense Limitation Agreements for another year.

The Board also reviewed with representatives of Weitz Inc. various other factors relating to the management of the Funds. The Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. to foster the growth and development of the Funds since the inception of each Fund. The Board also noted the range of investment advisory, shareholder servicing and business administrative services provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high. The Board also took note of the facts that: (a) Weitz Inc. has undertaken to pay from its own resources the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related and (b) the increased marketing efforts that Weitz Inc. has continued to undertake for the Funds and which it has continued to finance from its own resources.

The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc. and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are incurred by Weitz Inc. from its own resources and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The Board also considered that Weitz Inc. had agreed to fee breakpoints and to contractual fee waivers with respect to certain of the Funds in order to limit their overall operating expenses.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds. The Board also considered information regarding the fees that Weitz Inc. charges other clients for investment advisory services that are similar to the advisory services provided to the Funds, including certain institutional accounts, and it was noted that the fees were comparable based on the relevant circumstances of the types of accounts involved.

In considering information regarding the investment management fees payable by the Funds to Weitz Inc. under the Agreements, the Board also took note of the business administration fees

2022 Semi-Annual Report 75

that are payable by the Funds to Weitz Inc. under the terms of the Business Administration Agreement that is applicable to the Funds. In considering the approval of the Business Administration Agreement and in determining the reasonableness of the total fees paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders, the Board members considered and discussed various factors related to the business administration services that are provided to the Funds by Weitz Inc., including the nature and extent of these fees and the services provided by Weitz Inc. In connection with their review of these matters, the Trustees took into consideration the third party service provider arrangements in place on behalf of the Funds to provide certain of the administration services for the Funds, and the Trustees further considered the nature of the fee arrangements in place with these third-party firms to provide services to the Funds, as well as the supervision that is required of these third-party service providers. In considering the nature and extent of these non-advisory administrative services provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the Business Administration Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the Business Administration Agreement is required for the operation of the Funds; (iii) whether the services provided are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., provides underwriting and distribution services to the Funds. The Board took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Securities, Inc. incurs various costs and expenses in order to provide for the distribution and sales of the shares of the Funds which in turn are incurred by Weitz Inc. from its own financial resources. The members of the Board also took note of the fact that Weitz Inc. pays for all of the marketing and distribution efforts related to the offer and sale of the Funds. The Board also considered and discussed the level and quality of the distribution services performed by Weitz Securities, Inc. In addition, the members of the Board considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds.

In connection with these matters, the Board also took into consideration the Administrative Services Plans that are applicable to the Funds and they took note of the level and amount of the fees payable pursuant to the Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Administrative Services Plans. The Board also took into consideration the types of services that may be compensated pursuant to the Administration Services Plans.

In reaching their conclusion with respect to the continuation of the Agreements for each Fund and the level of investment advisory fees payable under the Management and Investment Advisory Agreement for each Fund, the Trustees did not identify any one single factor as being controlling. Rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall performance results of the Funds, the commitment of the Adviser and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted that (i) the Adviser has been willing to maintain breakpoints for the Equity Funds, and contractual expense limitation agreements for eight of the Funds in order to limit the overall operating expenses of the Funds, as applicable. They also noted the overall level and quality of investment advisory, shareholder servicing and business administration services provided by the Adviser to the Funds, as well as the distribution services provided by the Distributor, including the increased marketing efforts on behalf of the Funds, and they found that these services continued to benefit the shareholders of the Funds and reflected the firm’s overall commitment to the continued successful growth and development of the Funds. The Trustees also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and the Adviser and the compliance oversight process. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Funds on a short-term basis and over longer time periods and the Adviser’s commitment to improving the performance for certain of the Funds.

The Trustees also considered the business, regulatory and entrepreneurial risks undertaken by the Adviser in managing and sponsoring the Funds and the increasingly competitive business environment in the mutual fund industry as well as the efforts that have been undertaken by smaller fund groups to remain competitive in the face of increasing consolidation within the investment management industry.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the Management and Investment Advisory Agreements are fair and reasonable and the Board voted to renew the Agreements for an additional one-year period.

In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:

The nature, extent and quality of the advisory services provided. The Trustees concluded that the Adviser is capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by the Adviser to each of the Funds, the Adviser’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and the Adviser’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services provided by the Adviser, the Trustees concluded that the Adviser is capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.

The investment performance of the Funds. The Board received and reviewed performance information for each of the Funds separately, including total return performance information, for applicable one-, three-, five- and ten-year periods ended March 31, 2022, and for shorter periods as applicable, with respect to the Funds’ shares. The Board also reviewed with the representatives of the Adviser other information and data, including each Fund’s performance against its primary comparative index, and against each Fund’s peer group, as follows:

1. Balanced. The Board noted that the Investor and Institutional Class Shares of the Fund had outperformed its primary comparative index, the Morningstar Moderately Conservative Target Risk Index, for the one- five- and ten-year periods ended March 31, 2022. The Board also noted that the Institutional Class

76 2022 Semi-Annual Report

shares of the Fund had outperformed its peer group median for the one-year period ended March 31, 2022, underperformed its peer group median for the two-year period ended March 31, 2022 and matched its peer group median for the three-year period ended March 31, 2022.

2. Core Plus Income. The Board noted that the Investor and Institutional Class shares of the Fund, which commenced operations July 31, 2014, had outperformed its primary comparative index, the Bloomberg U.S. Aggregate Bond Index, for the one-, five-year and since inception periods ended March 31, 2022. The Board also noted that the Institutional Class Shares of the Fund had outperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2022.

3. Hickory. The Board noted that the Fund had underperformed its primary comparative index, the Russell Midcap Index, for the one-, five- and ten-year periods ended March 31, 2022. The Board also noted that the Fund had underperformed its peer group median for the one-, two-, three-, four-, five- and ten-year periods ended March 31, 2022. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods, including the Fund’s underperformance, as well as the Adviser’s focus and commitment on improving performance.

4. Nebraska Tax Free Income. The Board noted that the Fund had outperformed its primary comparative index, the Bloomberg 5-Year Municipal Bond Index, for the one-year period ended March 31, 2022, but had underperformed the Index for the five-and ten-year periods ended March 31, 2022. The Board also noted that the Fund had outperformed its peer group median for the one and two-year periods ended March 31, 2022, and had underperformed its peer group median for the three-, four-, five and ten-year periods ended March 31, 2022. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

5. Partners III Opportunity. The Board noted that the Institutional and Investors Class shares of the Fund had underperformed its primary comparative index, the S&P 500 Index, for the one-, five- and ten-year periods ended March 31, 2022. The Board also noted that the Institutional Class shares of the Fund had underperformed it peer group median for the one- and two-year periods ended March 31, 2022, and had outperformed its peer group median for the three-, four-, five- and ten-year periods ended March 31, 2022. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

6. Partners Value. The Board noted that the Institutional and Investors Class shares of the Fund had underperformed its primary comparative index, the S&P 500 Index, for the one-, five- and ten-year periods ended March 31 2022. The Board also noted that the Institutional Class shares of the Fund had underperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2022. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods. including the Fund’s underperformance, as well as the Adviser’s focus and commitment on improving performance.

7. Short Duration Income. The noted that Institutional and Investor Class shares of the Fund had outperformed its primary comparative index, the Bloomberg U.S. Aggregate 1-3 Year Index, for the one-, five- and ten-year periods ended March 31, 2022. The Board noted that Institutional Class shares of the Fund had outperformed its peer group median for the one-, two-, three-, four- and five-year periods ended March 31, 2022 and matched its peer group median for the ten-year period ended March 31, 2022. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

8. Ultra Short Government. The Board noted that the Fund had outperformed its primary comparative index, the ICE Bank of America Merrill Lynch U.S. 6-Month Treasury Bill Index, for the one-year period ended March 31, 2022, but had underperformed its primary comparative index for the five- and ten-year periods ended March 31, 2022. The Board also noted that the Fund had outperformed its peer group median for the one-year period ended March 31, 2022, but had underperformed its peer group median for the two-, three-, four- five- and ten-year periods ended March 31, 2022. In connection with the Board’s review of the performance results presented for the Ultra Short Fund, the Trustees took into consideration the fact that, prior to December 16, 2016, the Ultra Short Fund had been operated as a government money market fund and, as a result, the performance returns for periods prior to that date were achieved while the Fund was operated as a government money market fund with investment objectives and strategies different from the investment objectives and strategies that the Fund implemented effective December 16, 2016. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods.

9. Value. The Board noted that the Institutional and Investor Class shares of the Fund had underperformed its primary comparative index, the S&P 500 Index, for the one-, five- and ten-year periods ended March 31, 2022. The Board also noted that the Institutional Class shares of the Fund had underperformed its peer group median for the one-, two-, three, four- and five-year periods ended March 31, 2022. The Trustees also took into consideration their discussions with the Adviser’s representatives regarding the factors that have impacted the performance of the Fund on a short-term basis and over longer time periods, including the Fund’s underperformance, as well as the Adviser’s focus and commitment on improving performance.

The cost of advisory services provided and the expected level of profitability. The Board considered the advisory fees and overall expenses of the Funds (including Institutional Class shares and Investor Class shares of the dual-class Funds), based upon the relevant information presented, as compared to the advisory fees and overall expenses of each Fund’s peer group as follows:

1. Balanced. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund would be at a rate of 0.60% on the Fund’s assets, and this rate was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.70%, which was lower than the median net expense ratio of its peer funds.

2. Core Plus Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was equal to the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.40%, which is lower than the median net expense ratio of its peer funds.

3. Hickory. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.85% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.85% was

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above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 1.09%, which is below the median net expense ratio of its peer funds.

4. Nebraska Tax-Free Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below median compared to its peer funds. The Board also noted that the net expense ratio of the Fund was 0.45%, which is below the median net expense ratio of its peer funds.

5. Partners III Opportunity. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 1.00% on the Fund’s assets that are less than or equal to $1 billion, with breakpoints in the investment advisory fee on differing levels of assets in the Fund in excess of $1 billion, which is lower than the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares (exclusive of the dividend and interest expense incurred by the Fund during the fiscal year) was 1.15%, which is lower than the median net expense ratio of its peer funds.

6. Partners Value. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.75% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.75% was above the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.89%, which is above than the median net expense ratio of its peer funds.

7. Short Duration Income. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.40% on the Fund’s assets, which was below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.48%, which is equal to the median net expense ratio of its peer funds.

8. Ultra Short Government. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.30% on the Fund’s assets, which is below the median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.20%, which is lower than the median net expense ratio of its peer funds.

9. Value. The Board noted that the Advisory Agreement provided for an investment advisory fee for the Fund at a rate of 0.75% on the Fund’s assets that are less than or equal to $5 billion, with a breakpoint in the investment advisory fee on assets in the Fund in excess of $5 billion, and this rate of 0.75% was above median compared to its peer funds. The Board also noted that the net expense ratio of the Fund’s Institutional Class shares was 0.89%, which is above the median net expense ratio of its peer funds.

On the basis of the fee and expense information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.

The extent to which economies of scale may be realized as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for Balanced will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that these Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for the Adviser and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically reexamine whether any of these Funds have achieved economies of scale, and the appropriateness of the investment advisory fees payable to the Adviser with respect to the Income Funds and the Balanced Fund, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.

Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may be derived by the Adviser from its relationship with the Funds, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds benefit from their relationship with the Adviser by virtue of the Adviser’s provision of business administration and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of the services for the Funds’ operations.

Other Considerations. In approving the continuation of the Management and Investment Advisory Agreements, the Trustees determined that the Adviser has made a substantial commitment to the recruitment and retention of high quality personnel, and maintains the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Adviser’s management team and the focus these individuals have on ensuring that the Funds operate successfully. The Trustees also concluded that the Adviser has made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the efforts to market and distribute the Funds, as well as the Expense Limitation Agreements under which the Adviser has undertaken to waive a portion of its fees and to reimburse expenses of eight of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements. The Board also considered matters with respect to the brokerage practices of the Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board also took into consideration the investments made by the Adviser into the Funds to enhance services and improve efficiencies.

2. Factors Considered by the Board of Trustees in Approving Proposed New Management and Investment Advisory Agreements with Weitz Investment Management, Inc. for each of the Funds as a Result of a Proposed Change in Control Transaction Involving Weitz Investment Management, Inc.

In connection with a proposed change in control transaction involving the Adviser pursuant to which Wallace R. Weitz, the owner of all of the voting stock of the Adviser, will be exchanging his voting stock for non-voting stock held by his son, Andrew (Drew) Weitz (the “Transaction”), the Board of Trustees of the Funds, in accordance with relevant provisions of the 1940 Act, was required to consider the initial approval of proposed new Management and Investment Advisory Agreements between the Funds and Weitz Inc. (the “New Advisory Agreements”) as a result

78 2022 Semi-Annual Report

of the Transaction. The New Advisory Agreements are intended to replace and supersede the currently effective Management and Investment Advisory Agreements between the Funds and the Adviser (the “Current Advisory Agreements”) upon the closing of the Transaction because the 1940 Act provides that the Current Advisory Agreements will be terminated at the time of the closing of the Transaction.

These relevant provisions of the 1940 Act with respect to the Board’s approval of the New Advisory Agreements specifically provide that it is the duty of the Board to request and evaluate such information as the Board determines is necessary to allow them to properly consider the approval of the adoption of the New Advisory Agreements, and it is the duty of Weitz Inc., as the investment adviser to the Funds, to furnish the Trustees with such information that is responsive to their request. Accordingly, in determining whether to approve the adoption of the New Advisory Agreements, the Board of Trustees requested, and the Adviser provided, information relevant to the Board’s consideration. This included information requested by the Board regarding Weitz Inc.’s plans for their management and operation of the firm and the management and operation of the Funds following the conclusion of the Transaction.

The Board met at an in-person meeting on May 26, 2022 in order to consider the proposed approval of the New Advisory Agreements. As part of its deliberations, the Board also considered and relied upon information about the Funds and Weitz Inc. that they had received during the past year in connection with their regular Board meetings at which they engage in the ongoing oversight of the Funds and their operations. In conjunction with this meeting, the Board also held a meeting during which it engaged in the annual consideration of the renewal of each of the Current Advisory Agreements, and the Board took into consideration the information and materials that they had been provided with respect to their consideration of the renewal of the Current Advisory Agreements in connection with their deliberations relating to the proposed approval of the New Advisory Agreements. At this meeting the Board engaged in a thorough review process for purposes of determining whether to adopt the New Advisory Agreements. During the meeting, the Board discussed the New Advisory Agreements with representatives of Weitz Inc. and they reviewed various factors with them concerning the Transaction and the proposed adoption of the New Advisory Agreements.

Among the factors considered by the Board with respect to their consideration of the proposed approval of the New Advisory Agreements were: (1) the nature, extent and quality of the advisory services expected to be provided by Weitz Inc. following the completion of the Transaction, including the expected investment performance of the Funds; (2) the proposed cost of advisory services to be provided and the expected level of profitability following the completion of the Transaction; (3) the extent to which economies of scale may be expected to be realized from the operation of the Funds and whether the proposed advisory fee arrangements reflect possible economies of scale following the completion of the Transaction; (4) benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds) that may result following the closing of the Transaction; and (5) such other considerations deemed appropriate by the Board in making an informed business decision regarding the proposed approval of the New Advisory Agreements.

The Board reviewed with representatives of Weitz Inc. various other factors relating to their current management of the Funds, and their proposed continued management of the Funds following the completion of the Transaction. Among other factors, the Board took note of the long-term relationship between Weitz Inc. and the Funds and the efforts that have been undertaken by Weitz Inc. in the past to foster the growth and development of the Funds since the inception of each Fund. The Board also noted the range of investment advisory, shareholder servicing and administrative services that have previously been provided by Weitz Inc. to the Funds and the level and quality of these services, and in particular, they noted the quality of the personnel providing these services and determined that the quality of the services was very high, and they considered that the personnel currently servicing the Funds are not expected to change following the completion of the Transaction. The Board also took note of the fact that Weitz Inc. has undertaken to continue to pay from its own resources following the completion of the Transaction the distribution expenses of the Funds, including those third-party intermediary expenses that are deemed to be distribution related.

The Board also reviewed financial information concerning Weitz Inc. relating to its operation of the Funds, noting the overall profitability of the relationship with the Funds to Weitz Inc. and the financial soundness of Weitz Inc. as demonstrated by the financial information provided, and reached a finding that the level of profitability was consistent with relevant industry averages and not excessive. In reviewing the profitability of Weitz Inc. relating to its management of the Funds, the Board reviewed the level of profitability including the various marketing and distribution expenses that are proposed to be incurred by Weitz Inc. from its own resources and they also considered the level of profitability without taking into consideration the impact of these marketing and distribution costs. The Board also considered that Weitz Inc. had agreed to the continuation of fee breakpoints and contractual fee waivers with respect to certain of the Funds in order to limit their overall operating expenses following the completion of the Transaction.

The Board further reviewed Weitz Inc.’s brokerage practices, including its soft dollar practices and best-execution procedures, and noted that these were reasonable and consistent with standard industry practice. The Board took note of the current portfolio managers for each of the Funds and their overall management of each of the Funds, and they were informed by the representatives of Weitz Inc. that the portfolio management arrangements for the Funds will not be changing as a result of the Transaction.

At its meeting held on May 26, 2022, the Board also approved a proposed new Business Administration Agreement between the Trust, on behalf of each of the Funds, and Weitz Inc. (the “New Business Administration Agreement”). The Board was informed that the New Business Administration Agreement was not materially different from the Business Administration Agreement in effect with respect to each of the Funds (the “Prior Business Administration Agreement”), and the Board took into consideration that the fees payable to Weitz Inc. under the terms of the New Business Administration Agreement were the same as the fees that were payable under the Prior Business Administration Agreement, and the Board further considered that the level and quality of the business administration services provided to the Funds by Weitz Inc. was not expected to change following the completion of the Transaction. In considering information regarding the investment management fees proposed to be paid by the Funds to Weitz Inc. under the New Advisory Agreements, the Board also took note of the proposed business administration fees that would be payable by the Funds to Weitz Inc. under the terms of the New Business Administration Agreement that would be applicable to the Funds. In considering the approval of the New Business Administration Agreement and in determining the reasonableness of the total fees to be paid by the Funds to Weitz Inc. for the overall level of services that Weitz Inc. provides to the Funds and their shareholders following the Transaction, the Board members considered and discussed various factors related to the business administration services to be provided to the Funds by Weitz Inc., including the nature

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and extent of these fees and the services to be provided by Weitz Inc. In connection with their review of these matters, the Trustees took into consideration the third party service provider arrangements in place on behalf of the Funds to provide certain of the administration services for the Funds, and the Trustees further considered the nature of the fee arrangements in place with these third-party firms to provide services to the Funds, as well as the supervision that is required of these third-party service providers, which Weitz Inc. will be providing under the terms of the New Business Administration Agreement.

In considering the nature and extent of these non-advisory administrative services that are to continue to be provided to the Funds by Weitz Inc., the Board took into consideration: (i) whether the New Business Administration Agreement is in the best interest of the Funds and their shareholders; (ii) whether the services performed under the New Business Administration Agreement is required for the operation of the Funds; (iii) whether the services to be provided under the New Business Administration Agreement are of a nature and quality at least equal to the same or similar services provided by independent third parties; and (iv) whether the fees for the services to be provided under the New Business Administration Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality.

The Board also took into consideration the fact that an affiliate of Weitz Inc., Weitz Securities, Inc., will continue to provide underwriting and distribution services to the Funds. The Board took into consideration that Weitz Securities, Inc. does not charge the Funds any fees for its services as distributor and that Weitz Securities, Inc. incurs various costs and expenses in order to provide for the distribution and sales of the shares of the Funds which in turn are incurred by Weitz Inc. from its own financial resources. The members of the Board also took note of the fact that Weitz Inc. has agreed to continue to pay for all of the marketing and distribution efforts related to the offer and sale of the Funds following the completion of the Transaction. The Board also considered and discussed the level and quality of the distribution services performed by Weitz Securities, Inc. in the past. In addition, the members of the Board considered the nature and extent of the revenue sharing payments that Weitz Inc. makes to those third party intermediaries that provide various types of distribution related services to the Funds, noting these payments are made entirely from Weitz Inc.’s own financial resources and are not paid by the Funds, and the Board took into consideration that the Adviser has agreed to continue making these payments following the completion of the Transaction.

In connection with these matters, the Board also took into consideration the Administrative Services Plans that are applicable to the Funds and they took note of the level and amount of the fees payable pursuant to the Administrative Services Plans, including those amounts payable to Weitz Inc. for providing the types of non-distribution shareholder administrative services that are eligible to be compensated under the terms of the Administrative Services Plans. The Board also took into consideration the types of services that may be compensated pursuant to the Administration Services Plans.

In reaching their conclusion with respect to the approval of the New Advisory Agreements for each Fund and the level of investment advisory fees to be paid under the New Advisory Agreements for each Fund, the Trustees did not identify any one single factor as being controlling. Rather, the Board took note of a combination of factors that influenced their decision making process. The Board did, however, identify the overall prior performance results of the Funds, the commitment of the Adviser and its affiliates to the successful operation of the Funds, and the level of expenses of the Funds, as being important elements of their consideration. They noted that the Adviser has agreed to continue to maintain breakpoints for certain of the Funds, and to continue to maintain the current contractual expense limitation agreements for eight of the Funds in order to limit the overall operating expenses of the Funds, as applicable. They also noted the overall level and quality of investment advisory, shareholder servicing and business administration services previously provided by the Adviser to the Funds, as well as the distribution services provided by the Distributor, and they found that these services are expected to continue to benefit the shareholders of the Funds and reflected the firm’s overall continuing commitment to the successful growth and development of the Funds, following the completion of the Transaction. The Trustees also took into consideration the effectiveness of the compliance program maintained with respect to the Funds and the Adviser and the compliance oversight process, and the Adviser’s representation that there are no proposed changes to the compliance program following the Transaction.

The Trustees also considered the business, regulatory and entrepreneurial risks undertaken by the Adviser in managing and sponsoring the Funds and the increasingly competitive business environment in the mutual fund industry as well as the efforts that have been undertaken by smaller fund groups to remain competitive in the face of increasing consolidation within the investment management industry.

Based upon their review and consideration of these factors and other matters deemed relevant by the Board in reaching an informed business judgment, a majority of the Board of Trustees, including a majority of the Independent Trustees, concluded that the terms of the New Advisory Agreements are fair and reasonable and the Board voted to approve the adoption of the New Advisory Agreements with respect to each of the Funds.

In reaching these conclusions, the members of the Board, including all of the Independent Trustees, took into consideration the following factors:

The nature, extent and quality of the advisory services expected to be provided. The Trustees concluded that, following the completion of the Transaction, the Adviser will continue to be capable of providing high quality services to the Funds, as indicated by the nature, extent and quality of the services provided in the past by the Adviser to each of the Funds, the Adviser’s management capabilities demonstrated with respect to the Funds, the professional qualifications and experience of each of the portfolio managers of the Funds, and the Adviser’s investment management and compliance oversight processes. On the basis of the Trustees’ assessment of the nature, extent and quality of the advisory services expected to be provided by the Adviser following the completion of the Transaction, the Trustees concluded that the Adviser will continue to be capable of generating a level of long-term investment performance that is appropriate in light of the Funds’ investment objectives, policies and strategies.

The expected investment performance of the Funds. With respect to each Fund, the Trustees concluded on the basis of information derived from the performance data that had been provided to the Board that Weitz Inc. had achieved investment performance that was competitive relative to comparable funds over various trailing time periods, including over longer-term trailing time periods, and the Trustees took into consideration the fact that the Adviser has focused on long-term performance results with respect to their management of the Funds.. The Trustees also took into consideration that all of the current portfolio managers of the Funds will continue to be working at the Adviser following the completion of the Transaction.

The cost of advisory services to be provided and the expected level of profitability. On the basis of comparative information derived from the expense data that has been previously provided to the Board, the Trustees determined that the overall expense ratio of each Fund, on a net basis following the continued

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fee waivers and reimbursements following the Transaction, is expected to be competitive with industry averages, particularly with respect to mutual funds of comparable asset size. The Board also considered the Adviser’s expected level of profitability with respect to its proposed continued management of the Funds, and noted that Weitz Inc.’s anticipated level of profitability was acceptable and not excessive and consistent with applicable industry averages. The Trustees also took into consideration the nature and extent of the distribution-related expenses that Weitz Inc. has undertaken to continue paying directly from its own financial resources in order to help to market and promote the Funds. Accordingly, on the basis of the Board’s review of the fees proposed to be charged by Weitz Inc. for investment advisory services, the investment advisory and other services proposed to be provided to the Funds by Weitz Inc., and the estimated profitability of Weitz Inc.’s relationship with each Fund, the Board concluded that the level of investment advisory fees and Weitz Inc.’s anticipated level of profitability were appropriate in light of the investment advisory fees, overall expense ratios and investment performance of comparable investment companies and the historical profitability of the relationship between each Fund and Weitz Inc. The Trustees considered the anticipated level of profitability of Weitz Inc. both before and after the impact of the marketing related expenses that Weitz Inc. has undertaken to pay out of its own resources in connection with its management of the Funds following the completion of the Transaction. On the basis of the information provided, the Board determined that the investment management fees payable by the Funds to Weitz Inc. are reasonable and that Weitz Inc.’s level of profitability from its management of each of the Funds is reasonable and not excessive.

The extent to which economies of scale may be realized following the completion of the Transaction as the Funds grow and whether the advisory fees reflect possible economies of scale. The Trustees took into consideration that each of the Equity Funds are currently operated pursuant to investment management fees that are subject to breakpoints on the fees as assets in the Equity Funds increase over various established levels of assets. In addition, while it was noted that the investment advisory fees for the Income Funds and for Balanced will not decrease as the Funds’ assets grow because they are not subject to investment advisory fee breakpoints, the Trustees concluded that these Funds’ investment advisory fees are appropriate in light of the size of the Funds, and appropriately reflect the current economic environment for the Adviser and the competitive nature of the mutual fund marketplace. The Trustees then noted that they will have the opportunity to periodically re-examine whether any of these Funds have achieved economies of scale in the future following the completion of the Transaction, and the appropriateness of the investment advisory fees payable to the Adviser with respect to the Income Funds and Balanced, in the future at which time the implementation of fee breakpoints on these particular Funds could be further considered.

Benefits to Weitz Inc. from its relationship with the Funds (and any corresponding benefits to the Funds). The Trustees concluded that other benefits that may continue to be derived by the Adviser from its relationship with the Funds following the completion of the Transaction, including “soft dollar” benefits in connection with Fund brokerage transactions and use of the Funds’ performance track record in advertising materials, are reasonable and fair, and consistent with industry practice and the best interests of the Funds and their shareholders. In addition, the Trustees determined that the Funds may be reasonably expected to continue to benefit from their relationship with the Adviser following the completion of the Transaction by virtue of the Adviser’s provision of business administration and shareholder services, in addition to investment advisory services, at a cost to the Funds that is generally comparable to the costs of an outside service provider, which the Trustees have previously determined to be reasonable, fair and in the best interests of the shareholders of the Funds in light of the nature and quality of the services provided and the necessity of these services for the Funds’ operations.

Other Considerations. In approving the adoption of the New Advisory Agreements, the Trustees determined that the Adviser has previously made a substantial commitment to the recruitment and retention of high quality personnel, and the Trustees took into consideration that they anticipate that the Adviser will continue to maintain, following the completion of the Transaction, the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders. The Board also acknowledged the experience and expertise of members of the Adviser’s management team and the focus these individuals have on ensuring that the Funds operate successfully, and the Board took note of the fact that all of these individuals will be remaining with the Adviser following the completion of the Transaction. The Trustees also concluded that the Adviser has in the past made a significant entrepreneurial commitment to the management and success of the Funds, which entails a substantial financial and professional commitment, including the efforts to market and distribute the Funds, as well as the Expense Limitation Agreements under which the Adviser has undertaken to waive a portion of its fees and to reimburse expenses of eight of the Funds to the benefit of Fund shareholders to the extent necessary in accordance with the terms of the Expense Limitation Agreements, and the Board noted that it expects the Adviser to continue to undertake such entrepreneurial efforts with respect to the management and operation of the Funds following the closing of the Transaction. The Board also considered matters with respect to the current brokerage practices of the Adviser, including its soft dollar arrangements and its best-execution procedures, and noted that these were reasonable and consistent with standard industry practice, and that they are expected to continue unchanged following the completion of the Transaction. The Board also took into consideration the previous investments that have been made by the Adviser into the Funds to enhance services and improve efficiencies, and the Board was informed by representatives of the Adviser that such investments are expected to continue following the completion of the Transaction.

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INDEX DESCRIPTIONS

Index performance is hypothetical and is shown for illustrative purposes only. You cannot invest directly in an index.

Bloomberg1-3 Year U.S. Aggregate Index	The Bloomberg 1-3 Year U.S. Aggregate Index is generally representative of the market for investment grade, U.S. dollar denominated, fixed-rate taxable bonds with maturities from one to three years.
Bloomberg 5-Year Municipal Bond Index	The Bloomberg 5-Year Municipal Bond Index is a capitalization weighted bond index generally representative of major municipal bonds of all quality ratings with an average maturity of approximately five years.
Bloomberg U.S. Aggregate Bond Index	The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.
ICE BofA U.S. 6-Month Treasury Bill Index	The ICE BofA U.S. 6-Month Treasury Bill Index is generally representative of the market for U.S. Treasury Bills.
Morningstar Moderately Conservative Target Risk Index	The Morningstar Moderately Conservative Target Risk Index is an asset allocation index comprised of constituent Morningstar indices and reflects global equity market exposure of 40% based on an asset allocation methodology derived by Ibbotson Associates, a Morningstar company.
Russell 1000® Index	The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.
Russell3000® Index	The Russell 3000 Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
Russell Midcap® Index	The Russell Midcap Index tracks the performance of the 800 next-largest U.S. companies, after the 1,000 largest U.S. companies.
S & P 500® Index	The S&P 500 Index is an unmanaged index consisting of 500 companies generally representative of the market for the stocks of large-size U.S. companies.

82 2022 Semi-Annual Report

GLOSSARY OF TERMS

30-Day SEC Yield	30-Day SEC Yield represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the Fund’s share price at the end of the 30-day period. Subsidized yield reflects fee waivers and/ or expense reimbursements during the period. Without such fee waivers and/ or expense reimbursements, if any; yields would have been lower. Unsubsidized yield does not adjust for any fee waivers and/or expense reimbursement in effect.
Average Coupon	Average coupon is the weighted average coupon rate of each bond in the portfolio.
Average Effective Duration	Average effective duration provides a measure of a fund's interest-rate sensitivity. The longer a fund's duration, the more sensitive the fund is to shifts in interest rates.
Average Effective Maturity	Average effective maturity is the weighted average of the maturities of a fund’s underlying bonds.
Commercial Real Estate Collateralized Loan Obligations	CRE CLOs are a type of asset-backed security backed by a pool of commercial loans.

Effective Long	Effective Long is the sum of the portfolio’s long positions (such as common stocks, or derivatives where the price increases when an index or position rises).
Effective Short	Effective Short is the sum of the portfolio’s short positions (such as, derivatives where the price increases when an index or position falls).
EffectiveNet	Effective Net is the Effective Long minus the Effective Short.
Gross Expense Ratio	The gross expense ratio reflects the total annual operating expenses of a mutual fund, before any fee waivers or reimbursements.
Net Expense Ratio	The net expense ratio reflects the total annual operating expenses of a mutual fund after taking into account any fee waiver and/or expense reimbursement. The net expense ratio represents what investors are ultimately charged to be invested in a mutual fund.
Investment Grade Bonds	Investment Grade Bonds are those securities rated at least BBB- by one or more credit ratings agencies.
Non-Investment Grade	Non-Investment Grade Bonds are those securities (commonly referred to as Bonds “high yield” or “junk” bonds) rated BB+ and below by one or more credit ratings agencies.
Market Capitalization	The market capitalization of a company represents the current stock-market value of a company's equity. It is calculated as the current share price times the number of shares outstanding as of the most recent quarter.
Middle Market CLOs	Middle Market CLOs refer to collateralized loan obligations backed by loans made to smaller companies, which companies generally have earnings before interest, taxes, and amortization of less than $75 million.

2022 Semi-Annual Report 83

Portfolio Turnover	Portfolio turnover is a measure of how much buying and selling of securities a portfolio does during a particular period. A turnover of 100 percent means the portfolio has sold the equivalent of every security in its portfolio and replaced it with something else over a set period.
Yieldto Maturity (YTM)	Yield to Maturity (YTM) is the total return anticipated on a bond portfolio if the bonds are held to maturity.
Yield to Worst (YTW)	Yield to Worst (YTW) is the lowest potential yield that can be received on a bond portfolio without the issuers actually defaulting.

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2022 Semi-Annual Report 87

Board of Trustees

Lorraine Chang

John W. Hancock

Dana E. Washington

Wallace R. Weitz

Justin B. Wender

Investment Adviser

Weitz Investment Management, Inc.

1125 South 103rd Street, Suite 200

Omaha, NE 68124-1071

(800) 304-9745

Custodian

Citibank, N.A.

Officers

Wallace R. Weitz, President

Shar M. Bennett, Vice President & Assistant Treasurer

James J. Boyne, Vice President & Treasurer

Thomas D. Carney, Vice President

John R. Detisch, Vice President, Secretary & Chief Compliance Officer

Bradley P. Hinton, Vice President Andrew S. Weitz, Vice President

Distributor

Weitz Securities, Inc.

Transfer Agent and Dividend Paying Agent

Ultimus Fund Solutions, LLC

NASDAQ symbols:

Balanced Fund

Investor Class - WBALX

Institutional Class - WBAIX

Core Plus Income Fund

Investor Class - WCPNX

Institutional Class - WCPBX Hickory Fund - WEHIX

Nebraska Tax-Free Income Fund - WNTFX

Partners III Opportunity Fund

Investor Class - WPOIX

Institutional Class - WPOPX

Partners Value Fund

Investor Class - WPVLX

Institutional Class - WPVIX

Short Duration Income Fund

Investor Class - WSHNX

Institutional Class - WEFIX

Ultra Short Government Fund - SAFEX

Value Fund

Investor Class - WVALX

Institutional Class - WVAIX

Investors should consider carefully the investment objectives, risks, and charges and expenses of a fund before investing. This and other important information is contained in the prospectus and summary prospectus, which may be obtained at weitzinvestments.com or from a financial advisor. Please read the prospectus carefully before investing.

11/28/2022

SAR 9.30.22

Item 2. Code of Ethics.

Not applicable – only for annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable – only for annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable – only for annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)        Included as part of report to stockholders under Item 1.

(b)       Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable - only for annual reports.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b)        Certifications pursuant to Rule 30a-2(b) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)__Weitz Funds_______________________________

By (Signature and Title) _/s/ Wallace R. Weitz_________________________________________

Wallace R. Weitz, Principle Executive Officer

Date November 21, 2022________

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title) __/s/ Wallace R. Weitz ________________________________________

Wallace R. Weitz, Principle Executive Officer

Date November 21, 2022_ ______

By (Signature and Title) _/s/ James J. Boyne___________________________________________

James J. Boyne, Principle Financial Officer

Date November 21, 2022__ _____